UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31

Registrant is making a filing for 9 of its series:

Allspring Disciplined U.S. Core Fund, Allspring Discovery Large Cap Growth Fund, Allspring Growth Fund, Allspring Special Large Cap Value Fund, Allspring Large Cap Core Fund, Allspring Large Cap Growth Fund, Allspring Large Company Value Fund, Allspring Discovery All Cap Growth Fund and Allspring Premier Large Company Growth Fund.

Date of reporting period:    January 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report
January 31, 2023
Allspring
Special Large Cap Value Fund

The views expressed and any forward-looking statements are as of January 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Special Large Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Special Large Cap Value Fund for the six-month period that ended January 31, 2023. Globally, stocks and bonds experienced heightened volatility through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the six-month period, stocks and bonds had mixed results, with non-U.S. equities––both developed market and emerging market––outperforming U.S. stocks overall. Bonds––both U.S. and non-U.S.––struggled to cope with sustained aggressive interest rate increases. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.44%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.63%, while the MSCI EM Index (Net) (USD)3 gained 4.92%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 0.73%, and the ICE BofA U.S. High Yield Index7 returned 1.27%.
The Russia-Ukraine war, high inflation, and central bank rate hikes rocked markets
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“August was yet another broadly challenging month for financial markets, with more red ink flowing.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Special Large Cap Value Fund

Letter to shareholders (unaudited)
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, expectations grew regarding an impending easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, with a 10.6% annual increase in October, Germany’s producer prices decreased 4.2% annually, signaling a possible decline in inflationary pressures. Meanwhile, U.S. inflation continued to moderate, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
The year 2023 began with a broad rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many additional rate hikes it will announce before reaching the peak (“terminal”) rate, expected to be above 5%. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Special Large Cap Value Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Special Large Cap Value Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	James M. Tringas, CFA ®‡, Bryant VanCronkhite, CFA ®‡, CPA, Shane Zweck, CFA ®‡

Average annual total returns (%) as of January 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EIVAX)	8-1-2006	-5.98	6.21	9.05	-0.25	7.48	9.69	1.18	1.11
Class C (EIVCX)	8-1-2006	-2.01	6.71	9.05	-1.01	6.71	9.05	1.93	1.86
Class R (EIVTX)[3]	3-1-2013	–	–	–	-0.49	7.26	9.46	1.43	1.36
Class R6 (EIVFX)	11-30-2012	–	–	–	0.25	8.14	10.24	0.75	0.65
Administrator Class (EIVDX)	7-30-2010	–	–	–	-0.08	7.66	9.89	1.10	0.95
Institutional Class (EIVIX)	8-1-2006	–	–	–	0.15	7.91	10.15	0.85	0.70
Russell 1000® Value Index[4]	–	–	–	–	-0.43	6.94	10.15	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.11% for Class A, 1.86% for Class C, 1.36% for Class R, 0.65% for Class R6, 0.95% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Special Large Cap Value Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of January 31, 2023[1]
Walmart Incorporated	3.79
AerCap Holdings NV	3.77
General Motors Company	3.24
ConocoPhillips	3.20
Caterpillar Incorporated	3.16
Merck & Company Incorporated	3.13
American International Group Incorporated	3.09
Alphabet Incorporated Class C	3.07
Bank of America Corporation	3.02
NextEra Energy Incorporated	3.00
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of January 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Special Large Cap Value Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2022 to January 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2022	Ending account value 1-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,087.35	$5.79	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class C
Actual	$1,000.00	$1,082.88	$9.76	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$9.45	1.86%
Class R
Actual	$1,000.00	$1,085.43	$7.15	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%
Class R6
Actual	$1,000.00	$1,090.24	$3.42	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$1,088.17	$5.00	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Institutional Class
Actual	$1,000.00	$1,090.03	$3.69	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Special Large Cap Value Fund

Portfolio of investments—January 31, 2023

	Shares	Value
Common stocks: 97.44%
Communication services: 4.74%
Interactive media & services: 3.07%
Alphabet Incorporated Class C †	248,602	$ 24,827,882
Media: 1.67%
Comcast Corporation Class A	342,622	13,482,176
Consumer discretionary: 6.00%
Automobiles: 3.24%
General Motors Company	666,539	26,208,313
Household durables: 2.76%
D.R. Horton Incorporated	226,268	22,330,389
Consumer staples: 8.17%
Beverages: 1.95%
Keurig Dr. Pepper Incorporated	446,003	15,734,986
Food & staples retailing: 3.79%
Walmart Incorporated	212,729	30,605,321
Personal products: 2.43%
Unilever plc ADR	385,293	19,688,472
Energy: 8.19%
Oil, gas & consumable fuels: 8.19%
ConocoPhillips	212,162	25,856,183
EOG Resources Incorporated	169,239	22,381,858
Exxon Mobil Corporation	154,848	17,963,916
		66,201,957
Financials: 15.08%
Banks: 6.02%
Bank of America Corporation	688,240	24,418,755
JPMorgan Chase & Company	173,242	24,246,950
		48,665,705
Capital markets: 3.44%
Intercontinental Exchange Incorporated	182,570	19,635,404
The Goldman Sachs Group Incorporated	22,321	8,165,245
		27,800,649
Insurance: 5.62%
American International Group Incorporated	394,788	24,958,497
The Allstate Corporation	159,570	20,499,958
		45,458,455
Health care: 15.52%
Biotechnology: 1.37%
Vertex Pharmaceuticals Incorporated †	34,361	11,102,039
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  9

Portfolio of investments—January 31, 2023

	Shares	Value
Health care equipment & supplies: 6.29%
Abbott Laboratories	73,103	$ 8,081,536
Medtronic plc	233,293	19,524,291
Stryker Corporation	23,435	5,948,037
Teleflex Incorporated	71,177	17,325,905
		50,879,769
Health care providers & services: 4.73%
Cigna Corporation	71,465	22,630,822
Humana Incorporated	30,455	15,583,824
		38,214,646
Pharmaceuticals: 3.13%
Merck & Company Incorporated	235,294	25,272,929
Industrials: 17.43%
Aerospace & defense: 3.47%
L3Harris Technologies Incorporated	40,973	8,801,820
Raytheon Technologies Corporation	192,788	19,249,882
		28,051,702
Commercial services & supplies: 2.28%
Waste Management Incorporated	119,087	18,426,332
Industrial conglomerates: 2.63%
Honeywell International Incorporated	101,831	21,229,727
Machinery: 3.68%
Caterpillar Incorporated	101,382	25,577,665
Parker-Hannifin Corporation	12,805	4,174,430
		29,752,095
Trading companies & distributors: 5.37%
AerCap Holdings NV †	483,011	30,531,125
Ferguson plc	90,810	12,925,895
		43,457,020
Information technology: 12.51%
IT services: 7.10%
Accenture plc Class A	55,590	15,512,390
Akamai Technologies Incorporated †	173,925	15,470,629
Fiserv Incorporated †	114,797	12,246,544
Visa Incorporated Class A	61,472	14,151,469
		57,381,032
Semiconductors & semiconductor equipment: 1.39%
NXP Semiconductors NV	61,215	11,282,537
Software: 4.02%
Cadence Design Systems Incorporated †	52,286	9,559,449
Microsoft Corporation	92,486	22,918,956
		32,478,405
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Special Large Cap Value Fund

Portfolio of investments—January 31, 2023

	Shares	Value
Materials: 2.86%
Construction materials: 2.86%
Vulcan Materials Company	126,293	$ 23,153,296
Real estate: 3.94%
Equity REITs: 2.31%
Boston Properties Incorporated	139,228	10,378,055
Public Storage Incorporated	27,394	8,337,090
		18,715,145
Real estate management & development: 1.63%
CBRE Group Incorporated Class A †	153,846	13,155,371
Utilities: 3.00%
Electric utilities: 3.00%
NextEra Energy Incorporated	325,533	24,294,528
Total Common stocks (Cost $621,637,015)		787,850,878

		Yield
Short-term investments: 2.94%
Investment companies: 2.94%
Allspring Government Money Market Fund Select Class ♠∞		4.16%	23,820,636	23,820,636
Total Short-term investments (Cost $23,820,636)				23,820,636
Total investments in securities (Cost $645,457,651)	100.38%			811,671,514
Other assets and liabilities, net	(0.38)			(3,110,983)
Total net assets	100.00%			$808,560,531

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  11

Portfolio of investments—January 31, 2023
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$24,131,967	$98,004,045	$(98,315,376)	$0	$0	$ 23,820,636	23,820,636	$ 386,454
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	36,875	(36,875)	0	0	0	0	67 #
				$0	$0	$23,820,636		$386,521

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Special Large Cap Value Fund

Statement of assets and liabilities—January 31, 2023 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $621,637,015)	$ 787,850,878
Investments in affiliated securities, at value (cost $23,820,636)	23,820,636
Receivable for dividends	463,480
Receivable for Fund shares sold	28,317
Prepaid expenses and other assets	43,979
Total assets	812,207,290
Liabilities
Payable for investments purchased	2,221,241
Payable for Fund shares redeemed	622,646
Management fee payable	382,169
Administration fees payable	101,616
Trustees’ fees and expenses payable	6,166
Distribution fees payable	960
Accrued expenses and other liabilities	311,961
Total liabilities	3,646,759
Total net assets	$808,560,531
Net assets consist of
Paid-in capital	$ 632,099,228
Total distributable earnings	176,461,303
Total net assets	$808,560,531
Computation of net asset value and offering price per share
Net assets – Class A	$ 255,583,666
Shares outstanding – Class A1	22,028,127
Net asset value per share – Class A	$11.60
Maximum offering price per share – Class A2	$12.31
Net assets – Class C	$ 1,502,092
Shares outstanding – Class C1	133,582
Net asset value per share – Class C	$11.24
Net assets – Class R	$ 116,406
Shares outstanding – Class R1	9,909
Net asset value per share – Class R	$11.75
Net assets – Class R6	$ 41,668,412
Shares outstanding – Class R6[1]	3,681,379
Net asset value per share – Class R6	$11.32
Net assets – Administrator Class	$ 451,644,957
Shares outstanding – Administrator Class[1]	36,240,381
Net asset value per share – Administrator Class	$12.46
Net assets – Institutional Class	$ 58,044,998
Shares outstanding – Institutional Class[1]	4,959,803
Net asset value per share – Institutional Class	$11.70
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  13

Statement of operations—six months ended January 31, 2023 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $17,576)	$ 8,368,667
Income from affiliated securities	386,459
Total investment income	8,755,126
Expenses
Management fee	2,696,025
Administration fees
Class A	260,488
Class C	1,727
Class R	114
Class R6	6,194
Administrator Class	285,136
Institutional Class	32,726
Shareholder servicing fees
Class A	303,021
Class C	2,051
Class R	136
Administrator Class	544,114
Distribution fees
Class C	6,154
Class R	118
Custody and accounting fees	19,780
Professional fees	23,832
Registration fees	37,836
Shareholder report expenses	25,210
Trustees’ fees and expenses	11,027
Other fees and expenses	7,137
Total expenses	4,262,826
Less: Fee waivers and/or expense reimbursements
Fund-level	(275,323)
Class A	(9,179)
Class R6	(6,194)
Administrator Class	(176,913)
Institutional Class	(20,608)
Net expenses	3,774,609
Net investment income	4,980,517
Realized and unrealized gains (losses) on investments
Net realized gains on investments	9,821,478
Net change in unrealized gains (losses) on investments	51,680,236
Net realized and unrealized gains (losses) on investments	61,501,714
Net increase in net assets resulting from operations	$66,482,231
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Special Large Cap Value Fund

Statement of changes in net assets

	Six months ended January 31, 2023 (unaudited)		Year ended July 31, 2022
Operations
Net investment income		$ 4,980,517		$ 5,610,182
Net realized gains on investments		9,821,478		76,574,770
Net change in unrealized gains (losses) on investments		51,680,236		(125,314,708)
Net increase (decrease) in net assets resulting from operations		66,482,231		(43,129,756)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(21,506,191)		(53,341,156)
Class C		(109,116)		(416,230)
Class R		(9,285)		(18,487)
Class R6		(3,760,345)		(1,180,752)
Administrator Class		(36,706,544)		(87,453,886)
Institutional Class		(4,220,939)		(12,533,899)
Total distributions to shareholders		(66,312,420)		(154,944,410)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	216,778	2,476,591	324,090	4,276,971
Class C	19,163	208,599	36,301	482,008
Class R	284	3,339	948	12,262
Class R6	207,479	2,242,283	3,978,072	49,735,620
Administrator Class	55,765	683,413	171,967	2,395,405
Institutional Class	1,142,568	12,964,487	1,030,473	15,516,545
		18,578,712		72,418,811
Reinvestment of distributions
Class A	1,821,930	20,569,076	3,914,851	50,679,898
Class C	10,048	109,116	33,272	416,230
Class R	814	9,285	1,414	18,487
Class R6	340,628	3,760,345	92,916	1,180,752
Administrator Class	2,870,257	34,825,949	5,964,339	82,619,695
Institutional Class	366,284	4,179,246	904,435	11,838,887
		63,453,017		146,753,949
Payment for shares redeemed
Class A	(1,387,056)	(16,111,769)	(2,509,378)	(32,782,415)
Class C	(66,203)	(757,587)	(60,475)	(791,051)
Class R	(36)	(404)	(1,052)	(16,024)
Class R6	(621,746)	(7,060,844)	(1,355,475)	(18,601,665)
Administrator Class	(1,682,770)	(20,872,562)	(2,691,847)	(37,718,367)
Institutional Class	(922,815)	(10,783,512)	(1,720,987)	(23,698,526)
		(55,586,678)		(113,608,048)
Net increase in net assets resulting from capital share transactions		26,445,051		105,564,712
Total increase (decrease) in net assets		26,614,862		(92,509,454)
Net assets
Beginning of period		781,945,669		874,455,123
End of period		$808,560,531		$ 781,945,669
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class A	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.66	$14.98	$11.35	$13.13	$13.05	$12.61
Net investment income	0.06	0.06	0.11	0.14	0.10	0.11
Payment from affiliate	0.00	0.00	0.00 [1]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.92	(0.59)	3.66	(0.58)	0.94	1.39
Total from investment operations	0.98	(0.53)	3.77	(0.44)	1.04	1.50
Distributions to shareholders from
Net investment income	(0.10)	(0.09)	(0.14)	(0.10)	(0.12)	(0.06)
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(1.04)	(2.79)	(0.14)	(1.34)	(0.96)	(1.06)
Net asset value, end of period	$11.60	$11.66	$14.98	$11.35	$13.13	$13.05
Total return[2]	8.73%	(5.29)%	33.49% [3]	(4.25)%	9.03%	12.43%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.18%	1.18%	1.18%	1.18%
Net expenses	1.10%	1.09%	1.09%	1.10%	1.10%	1.10%
Net investment income	1.15%	0.52%	0.77%	1.20%	0.81%	0.83%
Supplemental data
Portfolio turnover rate	22%	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$255,584	$249,213	$294,248	$245,977	$291,111	$289,683

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Special Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class C	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.28	$14.59	$10.99	$12.75	$12.69	$12.31
Net investment income (loss)	0.02 [1]	(0.03) [1]	0.01 [1]	0.05 [1]	0.00 [1,2]	0.01 [1]
Payment from affiliate	0.00	0.00	0.05	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.88	(0.58)	3.54	(0.57)	0.92	1.37
Total from investment operations	0.90	(0.61)	3.60	(0.52)	0.92	1.38
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)	0.00
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(0.94)	(2.70)	0.00	(1.24)	(0.86)	(1.00)
Net asset value, end of period	$11.24	$11.28	$14.59	$10.99	$12.75	$12.69
Total return[3]	8.29%	(5.99)%	32.76% [4]	(4.99)%	8.16%	11.65%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.92%	1.93%	1.94%	1.94%	1.93%
Net expenses	1.86%	1.86%	1.86%	1.86%	1.86%	1.86%
Net investment income (loss)	0.38%	(0.24)%	0.05%	0.44%	0.03%	0.08%
Supplemental data
Portfolio turnover rate	22%	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$1,502	$1,923	$2,356	$4,401	$7,370	$19,874

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had an impact of 0.50% on total return.
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.79	$15.11	$11.42	$13.22	$13.15	$12.70
Net investment income	0.05	0.04	0.07	0.11	0.06	0.05
Payment from affiliate	0.00	0.00	0.03	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.93	(0.61)	3.71	(0.59)	0.95	1.44
Total from investment operations	0.98	(0.57)	3.81	(0.48)	1.01	1.49
Distributions to shareholders from
Net investment income	(0.08)	(0.05)	(0.12)	(0.08)	(0.10)	(0.04)
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(1.02)	(2.75)	(0.12)	(1.32)	(0.94)	(1.04)
Net asset value, end of period	$11.75	$11.79	$15.11	$11.42	$13.22	$13.15
Total return[1]	8.64%	(5.47)%	33.51% [2]	(4.56)%	8.70%	12.21%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.36%	1.41%	1.41%	1.43%	1.44%
Net expenses	1.36%	1.33%	1.36%	1.36%	1.36%	1.36%
Net investment income	0.89%	0.30%	0.49%	0.95%	0.55%	0.56%
Supplemental data
Portfolio turnover rate	22%	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$116	$104	$114	$76	$88	$74

[1]	Returns for periods of less than one year are not annualized.
[2]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had an impact of 0.23% on total return.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Special Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R6	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.42	$14.73	$11.16	$12.93	$12.92	$12.49
Net investment income	0.09	0.18	0.16	0.19 [1]	0.16 [1]	0.16
Net realized and unrealized gains (losses) on investments	0.90	(0.64)	3.60	(0.57)	1.00	1.39
Total from investment operations	0.99	(0.46)	3.76	(0.38)	1.16	1.55
Distributions to shareholders from
Net investment income	(0.15)	(0.15)	(0.19)	(0.15)	(0.31)	(0.12)
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(1.09)	(2.85)	(0.19)	(1.39)	(1.15)	(1.12)
Net asset value, end of period	$11.32	$11.42	$14.73	$11.16	$12.93	$12.92
Total return[2]	9.02%	(4.86)%	34.05%	(3.87)%	10.38%	12.96%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.76%	0.76%	0.76%	0.75%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.60%	0.97%	1.22%	1.67%	1.27%	1.29%
Supplemental data
Portfolio turnover rate	22%	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$41,668	$42,878	$15,313	$11,552	$4,231	$2,578

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Administrator Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.47	$15.83	$11.99	$13.81	$13.68	$13.17
Net investment income	0.08	0.09	0.13	0.17	0.12	0.13
Payment from affiliate	0.00	0.00	0.00 [1]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.98	(0.63)	3.88	(0.62)	1.00	1.47
Total from investment operations	1.06	(0.54)	4.01	(0.45)	1.12	1.60
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.17)	(0.13)	(0.15)	(0.09)
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(1.07)	(2.82)	(0.17)	(1.37)	(0.99)	(1.09)
Net asset value, end of period	$12.46	$12.47	$15.83	$11.99	$13.81	$13.68
Total return[2]	8.82%	(5.07)%	33.75% [3]	(4.15)%	9.21%	12.63%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.11%	1.11%	1.11%	1.10%
Net expenses	0.95%	0.92%	0.92%	0.93%	0.95%	0.95%
Net investment income	1.30%	0.70%	0.94%	1.37%	0.96%	0.98%
Supplemental data
Portfolio turnover rate	22%	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$451,645	$436,335	$499,628	$402,567	$464,041	$469,464

[1]	Amount is less than $0.005.
[2]	Returns for periods of less than one year are not annualized.
[3]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had an impact of 0.03% on total return.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Special Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Institutional Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.77	$15.10	$11.44	$13.22	$13.14	$12.68
Net investment income	0.09 [1]	0.12 [1]	0.16 [1]	0.19 [1]	0.15 [1]	0.22
Net realized and unrealized gains (losses) on investments	0.93	(0.61)	3.70	(0.58)	0.94	1.35
Total from investment operations	1.02	(0.49)	3.86	(0.39)	1.09	1.57
Distributions to shareholders from
Net investment income	(0.15)	(0.14)	(0.20)	(0.15)	(0.17)	(0.11)
Net realized gains	(0.94)	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(1.09)	(2.84)	(0.20)	(1.39)	(1.01)	(1.11)
Net asset value, end of period	$11.70	$11.77	$15.10	$11.44	$13.22	$13.14
Total return[2]	9.00%	(4.96)%	34.01%	(3.86)%	9.44%	12.96%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.86%	0.86%	0.86%	0.85%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.50%	0.92%	1.22%	1.59%	1.22%	1.24%
Supplemental data
Portfolio turnover rate	22%	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$58,045	$51,492	$62,796	$84,544	$106,869	$137,263

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  21

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Large Cap Value Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

22  |  Allspring Special Large Cap Value Fund

Notes to financial statements (unaudited)
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2023, the aggregate cost of all investments for federal income tax purposes was $644,689,803 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$189,786,301
Gross unrealized losses	(22,804,590)
Net unrealized gains	$166,981,711
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Special Large Cap Value Fund  |  23

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 38,310,058	$0	$0	$ 38,310,058
Consumer discretionary	48,538,702	0	0	48,538,702
Consumer staples	66,028,779	0	0	66,028,779
Energy	66,201,957	0	0	66,201,957
Financials	121,924,809	0	0	121,924,809
Health care	125,469,383	0	0	125,469,383
Industrials	140,916,876	0	0	140,916,876
Information technology	101,141,974	0	0	101,141,974
Materials	23,153,296	0	0	23,153,296
Real estate	31,870,516	0	0	31,870,516
Utilities	24,294,528	0	0	24,294,528
Short-term investments
Investment companies	23,820,636	0	0	23,820,636
Total assets	$811,671,514	$0	$0	$811,671,514
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended January 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the six months ended January 31, 2023, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

24  |  Allspring Special Large Cap Value Fund

Notes to financial statements (unaudited)
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of January 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.11%
Class C	1.86
Class R	1.36
Class R6	0.65
Administrator Class	0.95
Institutional Class	0.70
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended January 31, 2023, Allspring Funds Distributor received $879 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended January 31, 2023.

Allspring Special Large Cap Value Fund  |  25

Notes to financial statements (unaudited)
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended January 31, 2023 were $168,042,378 and $199,997,393, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of January 31, 2023, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the six months ended January 31, 2023, there were no borrowings by the Fund under the agreement.
8. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26  |  Allspring Special Large Cap Value Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Special Large Cap Value Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring Special Large Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Special Large Cap Value Fund  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring Special Large Cap Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-02092023-vbqis3pu 03-23
SAR4302 01-23

Semi-Annual Report
January 31, 2023
Allspring
Disciplined U.S. Core Fund

The views expressed and any forward-looking statements are as of January 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Disciplined U.S. Core Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Disciplined U.S. Core Fund for the six-month period that ended January 31, 2023. Globally, stocks and bonds experienced heightened volatility through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the six-month period, stocks and bonds had mixed results, with non-U.S. equities––both developed market and emerging market––outperforming U.S. stocks overall. Bonds––both U.S. and non-U.S.––struggled to cope with sustained aggressive interest rate increases. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.44%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.63%, while the MSCI EM Index (Net) (USD)3 gained 4.92%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 0.73%, and the ICE BofA U.S. High Yield Index7 returned 1.27%.
The Russia-Ukraine war, high inflation, and central bank rate hikes rocked markets
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“August was yet another broadly challenging month for financial markets, with more red ink flowing.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Disciplined U.S. Core Fund

Letter to shareholders (unaudited)
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, expectations grew regarding an impending easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, with a 10.6% annual increase in October, Germany’s producer prices decreased 4.2% annually, signaling a possible decline in inflationary pressures. Meanwhile, U.S. inflation continued to moderate, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
The year 2023 began with a broad rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many additional rate hikes it will announce before reaching the peak (“terminal”) rate, expected to be above 5%. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Disciplined U.S. Core Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Disciplined U.S. Core Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA®‡, Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of January 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EVSAX)	2-28-1990	-13.69	6.87	11.39	-8.43	8.15	12.05	0.84	0.84
Class C (EVSTX)	6-30-1999	-10.13	7.34	11.39	-9.13	7.34	11.39	1.59	1.59
Class R (EVSHX)[3]	9-30-2015	–	–	–	-8.66	7.88	11.77	1.09	1.09
Class R6 (EVSRX)[4]	9-30-2015	–	–	–	-8.04	8.61	12.53	0.41	0.41
Administrator Class (EVSYX)	2-21-1995	–	–	–	-8.33	8.27	12.19	0.76	0.74
Institutional Class (EVSIX)	7-30-2010	–	–	–	-8.12	8.55	12.48	0.51	0.48
S&P 500 Index[5]	–	–	–	–	-8.22	9.54	12.68	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.87% for Class A, 1.62% for Class C, 1.12% for Class R, 0.43% for Class R6, 0.74% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Disciplined U.S. Core Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of January 31, 2023[1]
Apple Incorporated	6.25
Microsoft Corporation	5.67
Amazon.com Incorporated	2.30
Exxon Mobil Corporation	2.08
Alphabet Incorporated Class C	2.00
Visa Incorporated Class A	1.76
Berkshire Hathaway Incorporated Class B	1.70
Alphabet Incorporated Class A	1.65
Johnson & Johnson	1.56
Chevron Corporation	1.45
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of January 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Disciplined U.S. Core Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2022 to January 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2022	Ending account value 1-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 993.05	$4.27	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class C
Actual	$1,000.00	$ 988.88	$7.97	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$8.08	1.59%
Class R
Actual	$1,000.00	$ 991.68	$5.47	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class R6
Actual	$1,000.00	$ 994.74	$2.11	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%
Administrator Class
Actual	$1,000.00	$ 993.48	$3.72	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Institutional Class
Actual	$1,000.00	$ 994.29	$2.41	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Disciplined U.S. Core Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Common stocks: 99.14%
Communication services: 7.70%
Diversified telecommunication services: 0.61%
AT&T Incorporated	177,852	$ 3,622,845
Verizon Communications Incorporated	43,490	1,807,879
		5,430,724
Entertainment: 1.41%
Activision Blizzard Incorporated	67,239	5,148,490
Netflix Incorporated †	14,761	5,223,327
The Walt Disney Company †	19,018	2,063,263
		12,435,080
Interactive media & services: 4.89%
Alphabet Incorporated Class A †	147,799	14,608,453
Alphabet Incorporated Class C †	177,129	17,689,873
Meta Platforms Incorporated Class A †	73,335	10,924,715
		43,223,041
Media: 0.79%
Comcast Corporation Class A	128,514	5,057,026
Fox Corporation Class A	55,467	1,882,550
		6,939,576
Consumer discretionary: 9.66%
Automobiles: 1.87%
Ford Motor Company	398,128	5,378,709
Tesla Motors Incorporated †	64,257	11,130,598
		16,509,307
Hotels, restaurants & leisure: 0.78%
McDonald's Corporation	18,115	4,843,951
Starbucks Corporation	18,988	2,072,350
		6,916,301
Household durables: 1.07%
D.R. Horton Incorporated	29,711	2,932,179
Lennar Corporation Class A	22,309	2,284,442
PulteGroup Incorporated	75,213	4,278,868
		9,495,489
Internet & direct marketing retail: 2.30%
Amazon.com Incorporated †	197,228	20,340,125
Multiline retail: 0.23%
Target Corporation	11,874	2,043,990
Specialty retail: 2.95%
AutoZone Incorporated †	1,220	2,975,397
Lowe's Companies Incorporated	27,605	5,748,741
The Home Depot Incorporated	33,498	10,859,047
Ulta Beauty Incorporated †	12,523	6,436,321
		26,019,506
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  9

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Textiles, apparel & luxury goods: 0.46%
Nike Incorporated Class B	15,375	$ 1,957,699
Tapestry Incorporated	45,697	2,082,412
		4,040,111
Consumer staples: 6.34%
Beverages: 0.63%
Monster Beverage Corporation †	10,844	1,128,644
PepsiCo Incorporated	12,096	2,068,658
The Coca-Cola Company	38,416	2,355,669
		5,552,971
Food & staples retailing: 2.61%
Costco Wholesale Corporation	17,364	8,875,435
Performance Food Group Company †	61,226	3,754,378
The Kroger Company	103,599	4,623,623
Walmart Incorporated	40,243	5,789,760
		23,043,196
Food products: 1.72%
Archer Daniels Midland Company	73,043	6,051,613
Bunge Limited	45,092	4,468,617
Tyson Foods Incorporated Class A	71,373	4,692,775
		15,213,005
Household products: 0.67%
The Procter & Gamble Company	41,599	5,922,866
Tobacco: 0.71%
Altria Group Incorporated	55,748	2,510,890
Philip Morris International Incorporated	36,212	3,774,739
		6,285,629
Energy: 5.12%
Oil, gas & consumable fuels: 5.12%
Chevron Corporation	73,366	12,767,151
EOG Resources Incorporated	19,629	2,595,935
EQT Corporation	49,564	1,619,256
Exxon Mobil Corporation	158,052	18,335,613
Marathon Petroleum Corporation	44,267	5,689,195
Valero Energy Corporation	29,600	4,144,888
Vitesse Energy Incorporated †«	5,327	85,019
		45,237,057
Financials: 11.33%
Banks: 3.38%
Bank of America Corporation	151,038	5,358,828
Citigroup Incorporated	50,108	2,616,640
Citizens Financial Group Incorporated	54,495	2,360,723
JPMorgan Chase & Company	86,727	12,138,311
Popular Incorporated	36,784	2,524,854
US Bancorp	97,271	4,844,096
		29,843,452
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Disciplined U.S. Core Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Capital markets: 2.37%
Bank of New York Mellon Corporation	121,681	$ 6,153,408
Interactive Brokers Group Incorporated Class A	28,342	2,265,659
Jefferies Financial Group Incorporated	45,262	1,777,891
Northern Trust Corporation	37,076	3,595,260
The Carlyle Group Incorporated	53,494	1,924,179
The Goldman Sachs Group Incorporated	14,291	5,227,791
		20,944,188
Consumer finance: 0.71%
Capital One Financial Corporation	42,728	5,084,632
Synchrony Financial	31,646	1,162,358
		6,246,990
Diversified financial services: 1.70%
Berkshire Hathaway Incorporated Class B †	48,040	14,965,421
Insurance: 3.17%
Arch Capital Group Limited †	52,645	3,387,706
Everest Reinsurance Group Limited	17,365	6,072,367
Fidelity National Financial Incorporated	23,209	1,021,892
MetLife Incorporated	89,961	6,568,952
Reinsurance Group of America Incorporated	15,664	2,377,325
The Hartford Financial Services Group Incorporated	45,715	3,547,941
W.R. Berkley Corporation	72,111	5,057,866
		28,034,049
Health care: 14.94%
Biotechnology: 2.75%
AbbVie Incorporated	11,815	1,745,666
Biogen Incorporated †	8,701	2,531,121
Exelixis Incorporated †	317,702	5,597,909
Moderna Incorporated †	15,083	2,655,513
United Therapeutics Corporation †	19,408	5,107,603
Vertex Pharmaceuticals Incorporated †	20,714	6,692,693
		24,330,505
Health care equipment & supplies: 2.26%
Abbott Laboratories	58,903	6,511,727
Edwards Lifesciences Corporation †	22,015	1,688,551
Hologic Incorporated †	52,893	4,303,903
Intuitive Surgical Incorporated †	12,437	3,055,647
Medtronic plc	52,333	4,379,749
		19,939,577
Health care providers & services: 4.58%
AmerisourceBergen Corporation	36,909	6,236,145
Cardinal Health Incorporated	8,593	663,809
Centene Corporation †	44,256	3,374,077
CVS Health Corporation	80,584	7,109,120
Elevance Health Incorporated	9,297	4,648,407
McKesson Corporation	17,024	6,446,648
Molina Healthcare Incorporated †	10,672	3,327,850
UnitedHealth Group Incorporated	17,230	8,601,044
		40,407,100
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  11

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Life sciences tools & services: 0.28%
Thermo Fisher Scientific Incorporated	4,351	$ 2,481,506
Pharmaceuticals: 5.07%
Bristol-Myers Squibb Company	117,666	8,548,435
Eli Lilly & Company	5,469	1,882,156
Jazz Pharmaceuticals plc †	11,563	1,811,460
Johnson & Johnson	84,349	13,784,314
Merck & Company Incorporated	91,015	9,775,921
Pfizer Incorporated	202,942	8,961,919
		44,764,205
Industrials: 8.63%
Aerospace & defense: 1.29%
General Dynamics Corporation	24,382	5,682,469
Lockheed Martin Corporation	12,341	5,717,092
		11,399,561
Air freight & logistics: 1.39%
Expeditors International of Washington Incorporated	54,373	5,880,440
FedEx Corporation	25,118	4,869,375
United Parcel Service Incorporated Class B	8,149	1,509,439
		12,259,254
Airlines: 0.65%
Alaska Air Group Incorporated †	112,832	5,792,795
Building products: 1.38%
Builders FirstSource Incorporated †	28,123	2,241,403
Masco Corporation	83,887	4,462,788
Owens Corning Incorporated	56,587	5,469,134
		12,173,325
Commercial services & supplies: 0.44%
Waste Management Incorporated	25,182	3,896,411
Electrical equipment: 1.29%
Acuity Brands Incorporated	22,352	4,213,799
AMETEK Incorporated	12,296	1,781,936
Regal Rexnord Corporation	38,617	5,375,486
		11,371,221
Machinery: 1.29%
AGCO Corporation	23,906	3,302,136
Cummins Incorporated	4,549	1,135,157
Parker-Hannifin Corporation	14,772	4,815,672
The Timken Company	25,599	2,108,078
		11,361,043
Road & rail: 0.35%
CSX Corporation	101,733	3,145,584
Trading companies & distributors: 0.55%
United Rentals Incorporated †	10,991	4,846,481
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Disciplined U.S. Core Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Information technology: 26.75%
Communications equipment: 1.13%
Cisco Systems Incorporated	204,445	$ 9,950,338
Electronic equipment, instruments & components: 0.99%
Jabil Circuit Incorporated	67,466	5,304,852
Keysight Technologies Incorporated †	19,314	3,463,966
		8,768,818
IT services: 4.77%
Accenture plc Class A	20,696	5,775,219
Amdocs Limited	20,164	1,853,677
Cognizant Technology Solutions Corporation Class A	23,923	1,596,860
FleetCor Technologies Incorporated †	19,808	4,136,108
MasterCard Incorporated Class A	29,646	10,986,808
PayPal Holdings Incorporated †	27,355	2,229,159
Visa Incorporated Class A	67,344	15,503,262
		42,081,093
Semiconductors & semiconductor equipment: 5.34%
Advanced Micro Devices Incorporated †	26,878	2,019,882
Broadcom Incorporated	19,235	11,252,667
Enphase Energy Incorporated †	10,845	2,400,866
KLA Corporation	14,127	5,544,565
Lam Research Corporation	1,830	915,183
Microchip Technology Incorporated	55,069	4,274,456
Monolithic Power Systems Incorporated	3,323	1,417,459
NVIDIA Corporation	63,489	12,403,846
Qualcomm Incorporated	52,138	6,945,303
		47,174,227
Software: 8.06%
Adobe Incorporated †	9,540	3,533,044
Cadence Design Systems Incorporated †	7,100	1,298,093
Dropbox Incorporated Class A †	205,388	4,771,163
Fortinet Incorporated †	47,492	2,485,731
Microsoft Corporation	201,996	50,056,629
Salesforce.com Incorporated †	23,572	3,959,389
Synopsys Incorporated †	14,375	5,085,156
		71,189,205
Technology hardware, storage & peripherals: 6.46%
Apple Incorporated	382,520	55,193,811
HP Incorporated	64,939	1,892,322
		57,086,133
Materials: 2.75%
Chemicals: 2.15%
Celanese Corporation Series A	19,318	2,379,978
CF Industries Holdings Incorporated	58,356	4,942,753
LyondellBasell Industries NV Class A	50,116	4,845,716
Olin Corporation	32,990	2,130,824
Westlake Chemical Corporation	38,140	4,681,685
		18,980,956
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  13

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Metals & mining: 0.60%
Reliance Steel & Aluminum Company	23,461	$ 5,336,204
Real estate: 2.85%
Equity REITs: 2.85%
CubeSmart	37,453	1,714,973
Extra Space Storage Incorporated	29,328	4,628,838
Gaming and Leisure Properties Incorporated	32,941	1,764,320
Medical Properties Trust Incorporated	353,393	4,576,439
Prologis Incorporated	30,827	3,985,315
Public Storage Incorporated	8,469	2,577,455
SBA Communications Corporation	9,467	2,816,717
Simon Property Group Incorporated	24,439	3,139,434
		25,203,491
Utilities: 3.07%
Electric utilities: 0.95%
American Electric Power Company Incorporated	26,102	2,452,544
NextEra Energy Incorporated	47,047	3,511,118
The Southern Company	35,403	2,396,075
		8,359,737
Gas utilities: 0.53%
National Fuel Gas Company	81,232	4,716,330
Independent power & renewable electricity producers: 0.40%
AES Corporation	127,945	3,506,972
Multi-utilities: 1.19%
DTE Energy Company	44,041	5,125,051
Sempra Energy	33,746	5,410,496
		10,535,547
Total Common stocks (Cost $526,089,455)		875,739,693

		Yield
Short-term investments: 0.75%
Investment companies: 0.75%
Allspring Government Money Market Fund Select Class ♠∞		4.16%	6,609,351	6,609,351
Securities Lending Cash Investments LLC ♠∩∞		4.38	871	871
Total Short-term investments (Cost $6,610,222)				6,610,222
Total investments in securities (Cost $532,699,677)	99.89%			882,349,915
Other assets and liabilities, net	0.11			939,829
Total net assets	100.00%			$883,289,744

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

14  |  Allspring Disciplined U.S. Core Fund

Portfolio of investments—January 31, 2023 (unaudited)

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$8,984,426	$55,884,779	$(58,259,854)	$0	$0	$ 6,609,351	6,609,351	$ 207,883
Securities Lending Cash Investments LLC	0	4,861,226	(4,860,359)	4	0	871	871	1,714 #
				$4	$0	$6,610,222		$209,597

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	30	3-17-2023	$5,970,980	$6,135,000	$164,020	$0
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  15

Statement of assets and liabilities—January 31, 2023 (unaudited)

Assets
Investments in unaffiliated securities (including $844 of securities loaned), at value (cost $526,089,455)	$ 875,739,693
Investments in affiliated securities, at value (cost $6,610,222)	6,610,222
Cash	299
Cash at broker segregated for futures contracts	1,587,600
Receivable for dividends	596,117
Receivable for Fund shares sold	220,054
Receivable for daily variation margin on open futures contracts	94,927
Receivable for securities lending income, net	161
Prepaid expenses and other assets	123,278
Total assets	884,972,351
Liabilities
Payable for Fund shares redeemed	1,164,847
Management fee payable	250,010
Administration fees payable	102,970
Shareholder servicing fees payable	101,190
Distribution fees payable	9,613
Trustees’ fees and expenses payable	4,442
Payable upon receipt of securities loaned	866
Accrued expenses and other liabilities	48,669
Total liabilities	1,682,607
Total net assets	$883,289,744
Net assets consist of
Paid-in capital	$ 492,022,378
Total distributable earnings	391,267,366
Total net assets	$883,289,744
Computation of net asset value and offering price per share
Net assets – Class A	$ 429,336,284
Shares outstanding – Class A1	24,368,808
Net asset value per share – Class A	$17.62
Maximum offering price per share – Class A2	$18.69
Net assets – Class C	$ 17,472,608
Shares outstanding – Class C1	1,102,907
Net asset value per share – Class C	$15.84
Net assets – Class R	$ 2,881,227
Shares outstanding – Class R1	161,435
Net asset value per share – Class R	$17.85
Net assets – Class R6	$ 256,931,308
Shares outstanding – Class R6[1]	14,093,771
Net asset value per share – Class R6	$18.23
Net assets – Administrator Class	$ 44,955,685
Shares outstanding – Administrator Class[1]	2,451,441
Net asset value per share – Administrator Class	$18.34
Net assets – Institutional Class	$ 131,712,632
Shares outstanding – Institutional Class[1]	7,316,167
Net asset value per share – Institutional Class	$18.00
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Disciplined U.S. Core Fund

Statement of operations—six months ended January 31, 2023 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $2,070)	$ 7,411,631
Income from affiliated securities	208,044
Total investment income	7,619,675
Expenses
Management fee	1,548,113
Administration fees
Class A	448,366
Class C	19,922
Class R	3,021
Class R6	38,502
Administrator Class	29,226
Institutional Class	87,183
Shareholder servicing fees
Class A	533,769
Class C	23,650
Class R	3,592
Administrator Class	53,290
Distribution fees
Class C	70,950
Class R	3,544
Custody and accounting fees	26,686
Professional fees	24,574
Registration fees	42,707
Shareholder report expenses	25,553
Trustees’ fees and expenses	11,026
Other fees and expenses	27,733
Total expenses	3,021,407
Less: Fee waivers and/or expense reimbursements
Administrator Class	(2,928)
Institutional Class	(23,985)
Net expenses	2,994,494
Net investment income	4,625,181
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	42,271,297
Affiliated securities	4
Futures contracts	(335,575)
Net realized gains on investments	41,935,726
Net change in unrealized gains (losses) on
Unaffiliated securities	(54,495,119)
Futures contracts	(339,312)
Net change in unrealized gains (losses) on investments	(54,834,431)
Net realized and unrealized gains (losses) on investments	(12,898,705)
Net decrease in net assets resulting from operations	$ (8,273,524)
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  17

Statement of changes in net assets

	Six months ended January 31, 2023 (unaudited)		Year ended July 31, 2022
Operations
Net investment income		$ 4,625,181		$ 9,388,867
Net realized gains on investments		41,935,726		100,713,525
Net change in unrealized gains (losses) on investments		(54,834,431)		(140,109,744)
Net decrease in net assets resulting from operations		(8,273,524)		(30,007,352)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(52,376,607)		(41,800,708)
Class C		(2,335,076)		(2,103,959)
Class R		(328,100)		(325,019)
Class R6		(31,761,771)		(27,186,743)
Administrator Class		(5,446,143)		(4,249,188)
Institutional Class		(16,672,329)		(13,233,665)
Total distributions to shareholders		(108,920,026)		(88,899,282)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	715,213	12,720,931	872,276	19,043,317
Class C	17,007	279,357	66,563	1,291,580
Class R	8,172	156,415	32,976	767,963
Class R6	219,466	4,091,642	374,988	8,156,586
Administrator Class	81,035	1,555,691	261,446	6,154,474
Institutional Class	526,253	9,984,497	837,224	18,892,679
		28,788,533		54,306,599
Reinvestment of distributions
Class A	2,876,593	49,070,040	1,721,849	39,080,723
Class C	150,602	2,295,178	100,635	2,069,063
Class R	19,052	328,100	14,203	325,019
Class R6	1,721,944	30,504,253	1,103,953	25,895,916
Administrator Class	268,307	4,768,503	164,016	3,859,677
Institutional Class	858,896	15,013,566	509,416	11,813,677
		101,979,640		83,044,075
Payment for shares redeemed
Class A	(1,631,037)	(29,758,169)	(3,094,354)	(68,315,947)
Class C	(228,658)	(3,768,982)	(305,748)	(6,087,730)
Class R	(19,488)	(369,615)	(72,052)	(1,563,821)
Class R6	(1,130,812)	(22,000,777)	(2,713,444)	(63,086,684)
Administrator Class	(175,461)	(3,306,193)	(325,023)	(7,511,866)
Institutional Class	(970,645)	(17,985,735)	(1,475,152)	(33,016,713)
		(77,189,471)		(179,582,761)
Net increase (decrease) in net assets resulting from capital share transactions		53,578,702		(42,232,087)
Total decrease in net assets		(63,614,848)		(161,138,721)
Net assets
Beginning of period		946,904,592		1,108,043,313
End of period		$ 883,289,744		$ 946,904,592
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Disciplined U.S. Core Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class A	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.25	$22.77	$18.22	$17.29	$17.70	$16.30
Net investment income	0.07	0.16	0.14	0.23	0.25	0.24
Net realized and unrealized gains (losses) on investments	(0.31)	(0.78)	6.18	1.47	0.38	1.90
Total from investment operations	(0.24)	(0.62)	6.32	1.70	0.63	2.14
Distributions to shareholders from
Net investment income	(0.15)	(0.16)	(0.33)	(0.33)	(0.19)	(0.15)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(2.39)	(1.90)	(1.77)	(0.77)	(1.04)	(0.74)
Net asset value, end of period	$17.62	$20.25	$22.77	$18.22	$17.29	$17.70
Total return[1]	(0.69)%	(3.60)%	36.73%	9.97%	4.31%	13.28%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.85%	0.86%	0.84%	0.83%
Net expenses	0.85%	0.84%	0.85%	0.85%	0.84%	0.83%
Net investment income	0.88%	0.73%	0.76%	1.25%	1.40%	1.33%
Supplemental data
Portfolio turnover rate	23%	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$429,336	$453,829	$521,702	$421,005	$434,367	$480,602

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class C	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.37	$20.82	$16.70	$15.85	$16.28	$15.04
Net investment income (loss)	0.02	(0.00) [1]	0.02	0.11	0.12	0.09
Net realized and unrealized gains (losses) on investments	(0.31)	(0.71)	5.64	1.32	0.35	1.76
Total from investment operations	(0.29)	(0.71)	5.66	1.43	0.47	1.85
Distributions to shareholders from
Net investment income	0.00	0.00	(0.10)	(0.14)	(0.05)	(0.02)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(2.24)	(1.74)	(1.54)	(0.58)	(0.90)	(0.61)
Net asset value, end of period	$15.84	$18.37	$20.82	$16.70	$15.85	$16.28
Total return[2]	(1.11)%	(4.30)%	35.80%	9.09%	3.59%	12.41%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.59%	1.60%	1.60%	1.59%	1.58%
Net expenses	1.59%	1.59%	1.60%	1.60%	1.59%	1.58%
Net investment income (loss)	0.15%	(0.02)%	0.02%	0.51%	0.66%	0.58%
Supplemental data
Portfolio turnover rate	23%	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$17,473	$21,381	$27,121	$29,141	$38,708	$52,647

[1]	Amount is more than $(0.005).
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Disciplined U.S. Core Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.43	$22.96	$18.38	$17.44	$17.88	$16.51
Net investment income	0.06 [1]	0.04	0.07	0.18	0.19 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.32)	(0.73)	6.25	1.49	0.41	1.94
Total from investment operations	(0.26)	(0.69)	6.32	1.67	0.60	2.12
Distributions to shareholders from
Net investment income	(0.08)	(0.10)	(0.30)	(0.29)	(0.19)	(0.16)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(2.32)	(1.84)	(1.74)	(0.73)	(1.04)	(0.75)
Net asset value, end of period	$17.85	$20.43	$22.96	$18.38	$17.44	$17.88
Total return[2]	(0.83)%	(3.82)%	36.38%	9.68%	4.07%	12.97%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.09%	1.10%	1.10%	1.09%	1.08%
Net expenses	1.09%	1.09%	1.10%	1.10%	1.09%	1.08%
Net investment income	0.68%	0.48%	0.51%	0.97%	1.15%	1.04%
Supplemental data
Portfolio turnover rate	23%	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$2,881	$3,140	$4,101	$3,507	$3,126	$3,298

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R6	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.93	$23.46	$18.72	$17.76	$18.17	$16.71
Net investment income	0.13	0.26 [1]	0.24	0.31	0.32	0.30 [1]
Net realized and unrealized gains (losses) on investments	(0.34)	(0.80)	6.36	1.51	0.40	1.97
Total from investment operations	(0.21)	(0.54)	6.60	1.82	0.72	2.27
Distributions to shareholders from
Net investment income	(0.25)	(0.25)	(0.42)	(0.42)	(0.28)	(0.22)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(2.49)	(1.99)	(1.86)	(0.86)	(1.13)	(0.81)
Net asset value, end of period	$18.23	$20.93	$23.46	$18.72	$17.76	$18.17
Total return[2]	(0.53)%	(3.15)%	37.35%	10.39%	4.77%	13.78%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.41%	0.42%	0.43%	0.41%	0.40%
Net expenses	0.42%	0.41%	0.42%	0.42%	0.41%	0.40%
Net investment income	1.31%	1.16%	1.18%	1.70%	1.84%	1.71%
Supplemental data
Portfolio turnover rate	23%	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$256,931	$277,956	$340,631	$253,223	$340,606	$445,678

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Disciplined U.S. Core Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Administrator Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.00	$23.55	$18.78	$17.80	$18.17	$16.71
Net investment income	0.10 [1]	0.19 [1]	0.19 [1]	0.24 [1]	0.26 [1]	0.25 [1]
Net realized and unrealized gains (losses) on investments	(0.34)	(0.82)	6.37	1.53	0.41	1.97
Total from investment operations	(0.24)	(0.63)	6.56	1.77	0.67	2.22
Distributions to shareholders from
Net investment income	(0.18)	(0.18)	(0.35)	(0.35)	(0.19)	(0.17)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(2.42)	(1.92)	(1.79)	(0.79)	(1.04)	(0.76)
Net asset value, end of period	$18.34	$21.00	$23.55	$18.78	$17.80	$18.17
Total return[2]	(0.65)%	(3.49)%	36.93%	10.08%	4.43%	13.40%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.74%	0.77%	0.77%	0.76%	0.75%
Net expenses	0.74%	0.73%	0.74%	0.74%	0.74%	0.74%
Net investment income	1.03%	0.85%	0.89%	1.37%	1.50%	1.42%
Supplemental data
Portfolio turnover rate	23%	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$44,956	$47,831	$51,271	$50,655	$58,808	$94,058

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Institutional Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.69	$23.22	$18.54	$17.57	$17.98	$16.55
Net investment income	0.12 [1]	0.24	0.23 [1]	0.29 [1]	0.30 [1]	0.28
Net realized and unrealized gains (losses) on investments	(0.34)	(0.80)	6.29	1.51	0.40	1.95
Total from investment operations	(0.22)	(0.56)	6.52	1.80	0.70	2.23
Distributions to shareholders from
Net investment income	(0.23)	(0.23)	(0.40)	(0.39)	(0.26)	(0.21)
Net realized gains	(2.24)	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(2.47)	(1.97)	(1.84)	(0.83)	(1.11)	(0.80)
Net asset value, end of period	$18.00	$20.69	$23.22	$18.54	$17.57	$17.98
Total return[2]	(0.57)%	(3.24)%	37.26%	10.39%	4.69%	13.65%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.51%	0.52%	0.52%	0.51%	0.50%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.31%	1.09%	1.14%	1.67%	1.77%	1.67%
Supplemental data
Portfolio turnover rate	23%	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$131,713	$142,768	$163,217	$146,707	$285,616	$411,988

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Disciplined U.S. Core Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined U.S. Core Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund

Allspring Disciplined U.S. Core Fund  |  25

Notes to financial statements (unaudited)
and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2023, the aggregate cost of all investments for federal income tax purposes was $535,230,565 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$362,303,085
Gross unrealized losses	(15,019,715)
Net unrealized gains	$347,283,370
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

26  |  Allspring Disciplined U.S. Core Fund

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 68,028,421	$0	$0	$ 68,028,421
Consumer discretionary	85,364,829	0	0	85,364,829
Consumer staples	56,017,667	0	0	56,017,667
Energy	45,237,057	0	0	45,237,057
Financials	100,034,100	0	0	100,034,100
Health care	131,922,893	0	0	131,922,893
Industrials	76,245,675	0	0	76,245,675
Information technology	236,249,814	0	0	236,249,814
Materials	24,317,160	0	0	24,317,160
Real estate	25,203,491	0	0	25,203,491
Utilities	27,118,586	0	0	27,118,586
Short-term investments
Investment companies	6,610,222	0	0	6,610,222
	882,349,915	0	0	882,349,915
Futures contracts	164,020	0	0	164,020
Total assets	$882,513,935	$0	$0	$882,513,935
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended January 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection

Allspring Disciplined U.S. Core Fund  |  27

Notes to financial statements (unaudited)
with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the six months ended January 31, 2023, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of January 31, 2023, the contractual expense caps are as follows:

28  |  Allspring Disciplined U.S. Core Fund

Notes to financial statements (unaudited)
Expense ratio caps
Class A	0.87%
Class C	1.62
Class R	1.12
Class R6	0.43
Administrator Class	0.74
Institutional Class	0.48
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended January 31, 2023, Allspring Funds Distributor received $1,712 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended January 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended January 31, 2023 were $200,401,339 and $247,968,193, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of January 31, 2023, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Allspring Disciplined U.S. Core Fund  |  29

Notes to financial statements (unaudited)
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Credit Suisse Securities (USA) LLC	$844	$(844)	$0
1 Collateral disclosed within this table is limited to the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the six months ended January 31, 2023, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $14,082,260 in long futures contracts during the six months ended January 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the six months ended January 31, 2023, there were no borrowings by the Fund under the agreement.
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30  |  Allspring Disciplined U.S. Core Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Disciplined U.S. Core Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Allspring Disciplined U.S. Core Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Disciplined U.S. Core Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Allspring Disciplined U.S. Core Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-02092023-v2qwf7ur 03-23
SAR0616 01-23

Semi-Annual Report
January 31, 2023
Allspring
Discovery Large Cap Growth Fund

The views expressed and any forward-looking statements are as of January 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Discovery Large Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Discovery Large Cap Growth Fund for the six-month period that ended January 31, 2023. Globally, stocks and bonds experienced heightened volatility through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the six-month period, stocks and bonds had mixed results, with non-U.S. equities––both developed market and emerging market––outperforming U.S. stocks overall. Bonds––both U.S. and non-U.S.––struggled to cope with sustained aggressive interest rate increases. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.44%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.63%, while the MSCI EM Index (Net) (USD)3 gained 4.92%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 0.73%, and the ICE BofA U.S. High Yield Index7 returned 1.27%.
The Russia-Ukraine war, high inflation, and central bank rate hikes rocked markets
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“August was yet another broadly challenging month for financial markets, with more red ink flowing.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Discovery Large Cap Growth Fund

Letter to shareholders (unaudited)
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, expectations grew regarding an impending easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, with a 10.6% annual increase in October, Germany’s producer prices decreased 4.2% annually, signaling a possible decline in inflationary pressures. Meanwhile, U.S. inflation continued to moderate, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
The year 2023 began with a broad rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many additional rate hikes it will announce before reaching the peak (“terminal”) rate, expected to be above 5%. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Discovery Large Cap Growth Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Discovery Large Cap Growth Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡

Average annual total returns (%) as of January 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STAEX)	12-29-2000	-24.05	7.22	11.66	-19.43	8.50	12.32	1.26	1.03
Class C (WECCX)	12-29-2000	-20.96	7.68	11.65	-19.96	7.68	11.65	2.01	1.78
Class R6 (WECRX)[3]	9-20-2019	–	–	–	-19.15	8.96	12.80	0.83	0.60
Administrator Class (WECDX)	4-8-2005	–	–	–	-19.38	8.69	12.54	1.18	0.94
Institutional Class (WFCIX)	4-8-2005	–	–	–	-19.32	8.85	12.74	0.93	0.70
Russell 1000® Growth Index[4]	–	–	–	–	-16.02	11.22	14.53	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.03% for Class A, 1.78% for Class C, 0.60% for Class R6, 0.94% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, focused portfolio risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Discovery Large Cap Growth Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of January 31, 2023[1]
Microsoft Corporation	9.41
Amazon.com Incorporated	7.15
Alphabet Incorporated Class A	6.47
Visa Incorporated Class A	5.95
Waste Connections Incorporated	3.34
UnitedHealth Group Incorporated	3.15
Cadence Design Systems Incorporated	3.11
Chipotle Mexican Grill Incorporated	2.88
The Home Depot Incorporated	2.76
Motorola Solutions Incorporated	2.57
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of January 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Discovery Large Cap Growth Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2022 to January 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2022	Ending account value 1-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 951.07	$5.07	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Class C
Actual	$1,000.00	$ 945.66	$8.73	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Class R6
Actual	$1,000.00	$ 952.40	$2.95	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Administrator Class
Actual	$1,000.00	$ 951.57	$4.62	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%
Institutional Class
Actual	$1,000.00	$ 951.06	$3.44	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Discovery Large Cap Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Common stocks: 97.36%
Communication services: 9.87%
Entertainment: 1.48%
Spotify Technology SA †	24,100	$ 2,716,552
Interactive media & services: 8.39%
Alphabet Incorporated Class A †	119,840	11,844,986
Alphabet Incorporated Class C †	11,700	1,168,479
Match Group Incorporated †	43,486	2,353,462
		15,366,927
Consumer discretionary: 19.18%
Auto components: 1.46%
Aptiv plc †	23,650	2,674,579
Automobiles: 2.44%
Ferrari NV	17,800	4,473,318
Hotels, restaurants & leisure: 2.88%
Chipotle Mexican Grill Incorporated †	3,200	5,268,416
Internet & direct marketing retail: 9.64%
Amazon.com Incorporated †	127,060	13,103,698
MercadoLibre Incorporated †	3,850	4,549,507
		17,653,205
Specialty retail: 2.76%
The Home Depot Incorporated	15,616	5,062,239
Financials: 8.86%
Capital markets: 6.41%
Intercontinental Exchange Incorporated	34,090	3,666,380
MarketAxess Holdings Incorporated	10,700	3,893,195
S&P Global Incorporated	11,141	4,177,207
		11,736,782
Insurance: 2.45%
Progressive Corporation	33,000	4,499,550
Health care: 11.08%
Health care equipment & supplies: 7.93%
Align Technology Incorporated †	7,900	2,130,867
DexCom Incorporated †	43,900	4,701,251
Edwards Lifesciences Corporation †	43,850	3,363,295
Intuitive Surgical Incorporated †	17,650	4,336,429
		14,531,842
Health care providers & services: 3.15%
UnitedHealth Group Incorporated	11,547	5,764,147
Industrials: 8.17%
Commercial services & supplies: 3.34%
Waste Connections Incorporated	46,040	6,118,716
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  9

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Machinery: 2.31%
Deere & Company	10,000	$ 4,228,400
Road & rail: 2.52%
Union Pacific Corporation	22,600	4,614,694
Information technology: 35.65%
Communications equipment: 2.57%
Motorola Solutions Incorporated	18,300	4,703,283
IT services: 12.52%
Adyen NV ADR †	229,500	3,451,680
Fiserv Incorporated †	36,794	3,925,180
MongoDB Incorporated †	9,700	2,077,837
PayPal Holdings Incorporated †	31,700	2,583,233
Visa Incorporated Class A	47,328	10,895,379
		22,933,309
Semiconductors & semiconductor equipment: 1.12%
Advanced Micro Devices Incorporated †	27,400	2,059,110
Software: 19.44%
Atlassian Corporation Class A †	18,300	2,957,646
Bill.com Holdings Incorporated †	23,800	2,751,756
Cadence Design Systems Incorporated †	31,200	5,704,296
Crowdstrike Holdings Incorporated Class A †	22,500	2,382,750
Microsoft Corporation	69,534	17,231,221
ServiceNow Incorporated †	10,080	4,587,710
		35,615,379
Materials: 2.44%
Chemicals: 2.44%
The Sherwin-Williams Company	18,850	4,459,722
Real estate: 2.11%
Equity REITs: 2.11%
SBA Communications Corporation	13,000	3,867,890
Total Common stocks (Cost $98,225,889)		178,348,060

		Yield
Short-term investments: 2.46%
Investment companies: 2.46%
Allspring Government Money Market Fund Select Class ♠∞		4.16%	4,504,996	4,504,996
Total Short-term investments (Cost $4,504,996)				4,504,996
Total investments in securities (Cost $102,730,885)	99.82%			182,853,056
Other assets and liabilities, net	0.18			325,172
Total net assets	100.00%			$183,178,228

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

10  |  Allspring Discovery Large Cap Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,229,120	$24,126,713	$(25,850,837)	$0	$0	$ 4,504,996	4,504,996	$ 46,659
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	322,650	(322,650)	0	0	0	0	21 #
				$0	$0	$4,504,996		$46,680

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  11

Statement of assets and liabilities—January 31, 2023 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $98,225,889)	$ 178,348,060
Investments in affiliated securities, at value (cost $4,504,996)	4,504,996
Receivable for investments sold	468,774
Receivable for dividends	37,977
Receivable for Fund shares sold	11,151
Prepaid expenses and other assets	117,185
Total assets	183,488,143
Liabilities
Payable for Fund shares redeemed	160,443
Management fee payable	64,261
Administration fees payable	22,304
Shareholder servicing fees payable	20,028
Trustees’ fees and expenses payable	4,587
Distribution fee payable	1,323
Accrued expenses and other liabilities	36,969
Total liabilities	309,915
Total net assets	$183,178,228
Net assets consist of
Paid-in capital	$ 105,040,724
Total distributable earnings	78,137,504
Total net assets	$183,178,228
Computation of net asset value and offering price per share
Net assets – Class A	$ 92,018,049
Shares outstanding – Class A1	14,453,390
Net asset value per share – Class A	$6.37
Maximum offering price per share – Class A2	$6.76
Net assets – Class C	$ 2,173,214
Shares outstanding – Class C1	1,109,637
Net asset value per share – Class C	$1.96
Net assets – Class R6	$ 38,673,086
Shares outstanding – Class R6[1]	4,724,170
Net asset value per share – Class R6	$8.19
Net assets – Administrator Class	$ 5,374,384
Shares outstanding – Administrator Class[1]	723,681
Net asset value per share – Administrator Class	$7.43
Net assets – Institutional Class	$ 44,939,495
Shares outstanding – Institutional Class[1]	5,517,630
Net asset value per share – Institutional Class	$8.14
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Discovery Large Cap Growth Fund

Statement of operations—six months ended January 31, 2023 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $3,817)	$ 522,103
Income from affiliated securities	46,680
Total investment income	568,783
Expenses
Management fee	685,899
Administration fees
Class A	97,130
Class C	2,669
Class R6	5,602
Administrator Class	3,486
Institutional Class	37,841
Shareholder servicing fees
Class A	115,541
Class C	3,134
Administrator Class	6,648
Distribution fee
Class C	9,403
Custody and accounting fees	9,865
Professional fees	25,998
Registration fees	41,322
Shareholder report expenses	18,980
Trustees’ fees and expenses	11,025
Other fees and expenses	17,089
Total expenses	1,091,632
Less: Fee waivers and/or expense reimbursements
Fund-level	(234,713)
Class A	(6,891)
Class R6	(3,704)
Administrator Class	(532)
Institutional Class	(5,774)
Net expenses	840,018
Net investment loss	(271,235)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	1,050,454
Net change in unrealized gains (losses) on investments	(12,383,639)
Net realized and unrealized gains (losses) on investments	(11,333,185)
Net decrease in net assets resulting from operations	$(11,604,420)
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  13

Statement of changes in net assets

	Six months ended January 31, 2023 (unaudited)		Year ended July 31, 2022
Operations
Net investment loss		$ (271,235)		$ (1,117,783)
Net realized gains on investments		1,050,454		32,559,187
Net change in unrealized gains (losses) on investments		(12,383,639)		(92,425,273)
Net decrease in net assets resulting from operations		(11,604,420)		(60,983,869)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(10,974,909)		(23,155,876)
Class C		(715,269)		(1,745,947)
Class R6		(3,654,350)		(5,165,574)
Administrator Class		(556,035)		(1,537,533)
Institutional Class		(5,651,251)		(12,444,118)
Total distributions to shareholders		(21,551,814)		(44,049,048)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	451,315	2,910,253	967,499	9,750,987
Class C	57,380	120,814	240,590	993,153
Class R6	565,982	4,781,171	2,451,711	25,577,401
Administrator Class	11,328	85,471	50,063	601,613
Institutional Class	848,650	6,953,535	1,940,962	19,549,872
		14,851,244		56,473,026
Reinvestment of distributions
Class A	1,786,246	10,735,336	2,215,143	22,638,764
Class C	386,632	715,269	430,036	1,745,947
Class R6	472,749	3,654,350	406,418	5,165,574
Administrator Class	78,917	553,210	130,906	1,531,605
Institutional Class	733,124	5,637,727	974,855	12,351,415
		21,295,892		43,433,305
Payment for shares redeemed
Class A	(1,090,491)	(7,251,149)	(2,032,288)	(18,646,650)
Class C	(360,148)	(864,218)	(664,761)	(2,681,191)
Class R6	(541,674)	(4,944,516)	(1,908,298)	(21,891,244)
Administrator Class	(37,728)	(290,007)	(346,530)	(3,550,440)
Institutional Class	(3,195,280)	(25,453,132)	(2,871,527)	(32,714,655)
		(38,803,022)		(79,484,180)
Net increase (decrease) in net assets resulting from capital share transactions		(2,655,886)		20,422,151
Total decrease in net assets		(35,812,120)		(84,610,766)
Net assets
Beginning of period		218,990,348		303,601,114
End of period		$183,178,228		$218,990,348
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Discovery Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class A	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.65	$11.65	$9.62	$8.33	$9.43	$9.09
Net investment loss	(0.02) [1]	(0.06) [1]	(0.05) [1]	(0.03) [1]	(0.03) [1]	(0.04) [1]
Net realized and unrealized gains (losses) on investments	(0.41)	(2.01)	2.93	2.08	0.97	2.23
Total from investment operations	(0.43)	(2.07)	2.88	2.05	0.94	2.19
Distributions to shareholders from
Net realized gains	(0.85)	(1.93)	(0.85)	(0.76)	(2.04)	(1.85)
Net asset value, end of period	$6.37	$7.65	$11.65	$9.62	$8.33	$9.43
Total return[2]	(4.89)%	(21.94)%	31.66%	26.57%	15.37%	27.35%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.26%	1.25%	1.26%	1.30%	1.25%
Net expenses	1.03%	1.01%	1.01%	1.02%	1.20%	1.20%
Net investment loss	(0.45)%	(0.58)%	(0.50)%	(0.30)%	(0.35)%	(0.49)%
Supplemental data
Portfolio turnover rate	6%	27%	21%	16%	20%	36%
Net assets, end of period (000s omitted)	$92,018	$101,833	$141,657	$124,271	$17,940	$16,301

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class C	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$3.03	$5.76	$5.18	$4.86	$6.46	$6.80
Net investment loss	(0.02) [1]	(0.06) [1]	(0.07) [1]	(0.05) [1]	(0.06) [1]	(0.08) [1]
Net realized and unrealized gains (losses) on investments	(0.20)	(0.74)	1.50	1.13	0.50	1.59
Total from investment operations	(0.22)	(0.80)	1.43	1.08	0.44	1.51
Distributions to shareholders from
Net realized gains	(0.85)	(1.93)	(0.85)	(0.76)	(2.04)	(1.85)
Net asset value, end of period	$1.96	$3.03	$5.76	$5.18	$4.86	$6.46
Total return[2]	(5.43)%	(22.39)%	30.71%	25.48%	14.51%	26.43%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.00%	2.00%	2.01%	2.05%	2.00%
Net expenses	1.78%	1.78%	1.78%	1.79%	1.95%	1.95%
Net investment loss	(1.19)%	(1.35)%	(1.26)%	(1.06)%	(1.12)%	(1.22)%
Supplemental data
Portfolio turnover rate	6%	27%	21%	16%	20%	36%
Net assets, end of period (000s omitted)	$2,173	$3,103	$5,876	$6,651	$2,116	$3,792

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Discovery Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R6	Six months ended January 31, 2023 (unaudited)	2022	2021	2020 [1]
Net asset value, beginning of period	$9.55	$14.03	$11.37	$9.63
Net investment income (loss)	(0.00) [2,3]	(0.02) [2]	(0.01) [2]	0.01
Net realized and unrealized gains (losses) on investments	(0.51)	(2.53)	3.52	2.49
Total from investment operations	(0.51)	(2.55)	3.51	2.50
Distributions to shareholders from
Net realized gains	(0.85)	(1.93)	(0.85)	(0.76)
Net asset value, end of period	$8.19	$9.55	$14.03	$11.37
Total return[4]	(4.76)%	(21.60)%	32.36%	27.68%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.83%	0.82%	0.82%
Net expenses	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.03)%	(0.15)%	(0.09)%	0.11%
Supplemental data
Portfolio turnover rate	6%	27%	21%	16%
Net assets, end of period (000s omitted)	$38,673	$40,356	$45,970	$48,435

[1]	For the period from September 20, 2019 (commencement of class operations) to July 31, 2020
[2]	Calculated based upon average shares outstanding
[3]	Amount is more than $(0.005)
[4]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Administrator Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.76	$13.07	$10.66	$9.15	$10.12	$9.62
Net investment loss	(0.01) [1]	(0.06) [1]	(0.05) [1]	(0.02) [1]	(0.01) [1]	(0.03) [1]
Net realized and unrealized gains (losses) on investments	(0.47)	(2.32)	3.31	2.29	1.08	2.38
Total from investment operations	(0.48)	(2.38)	3.26	2.27	1.07	2.35
Distributions to shareholders from
Net realized gains	(0.85)	(1.93)	(0.85)	(0.76)	(2.04)	(1.85)
Net asset value, end of period	$7.43	$8.76	$13.07	$10.66	$9.15	$10.12
Total return[2]	(4.84)%	(21.92)%	32.15%	26.59%	15.63%	27.55%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.17%	1.17%	1.18%	1.21%	1.16%
Net expenses	0.94%	0.94%	0.94%	0.94%	1.00%	1.00%
Net investment loss	(0.37)%	(0.50)%	(0.43)%	(0.21)%	(0.16)%	(0.28)%
Supplemental data
Portfolio turnover rate	6%	27%	21%	16%	20%	36%
Net assets, end of period (000s omitted)	$5,374	$5,882	$10,934	$8,979	$2,590	$3,068

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Discovery Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Institutional Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.51	$13.99	$11.36	$9.68	$10.57	$9.95
Net investment income (loss)	(0.00) [1,2]	(0.03) [1]	(0.02) [1]	0.01 [1]	0.00 [1,3]	(0.01) [1]
Net realized and unrealized gains (losses) on investments	(0.52)	(2.52)	3.50	2.43	1.15	2.49
Total from investment operations	(0.52)	(2.55)	3.48	2.44	1.15	2.48
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.01)
Net realized gains	(0.85)	(1.93)	(0.85)	(0.76)	(2.04)	(1.85)
Total distributions to shareholders	(0.85)	(1.93)	(0.85)	(0.76)	(2.04)	(1.86)
Net asset value, end of period	$8.14	$9.51	$13.99	$11.36	$9.68	$10.57
Total return[4]	(4.89)%	(21.67)%	32.11%	26.91%	15.76%	28.01%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.93%	0.92%	0.93%	0.97%	0.92%
Net expenses	0.70%	0.70%	0.70%	0.72%	0.80%	0.80%
Net investment income (loss)	(0.11)%	(0.27)%	(0.19)%	0.07%	0.05%	(0.08)%
Supplemental data
Portfolio turnover rate	6%	27%	21%	16%	20%	36%
Net assets, end of period (000s omitted)	$44,939	$67,816	$99,164	$86,407	$107,670	$131,655

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Amount is less than $0.005.
[4]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  19

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery Large Cap Growth Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

20  |  Allspring Discovery Large Cap Growth Fund

Notes to financial statements (unaudited)
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2023, the aggregate cost of all investments for federal income tax purposes was $10,884,239 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$203,435,902
Gross unrealized losses	(31,467,085)
Net unrealized gains	$171,968,817
As of July 31, 2022, the Fund had a qualified late-year ordinary loss of $567,749 which was recognized on the first day of the current fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Discovery Large Cap Growth Fund  |  21

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 18,083,479	$0	$0	$ 18,083,479
Consumer discretionary	35,131,757	0	0	35,131,757
Financials	16,236,332	0	0	16,236,332
Health care	20,295,989	0	0	20,295,989
Industrials	14,961,810	0	0	14,961,810
Information technology	65,311,081	0	0	65,311,081
Materials	4,459,722	0	0	4,459,722
Real estate	3,867,890	0	0	3,867,890
Short-term investments
Investment companies	4,504,996	0	0	4,504,996
Total assets	$182,853,056	$0	$0	$182,853,056
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended January 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

22  |  Allspring Discovery Large Cap Growth Fund

Notes to financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the six months ended January 31, 2023, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of January 31, 2023, the contractual expense caps are as follows:

Allspring Discovery Large Cap Growth Fund  |  23

Notes to financial statements (unaudited)
Expense ratio caps
Class A	1.03%
Class C	1.78
Class R6	0.60
Administrator Class	0.94
Institutional Class	0.70
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended January 31, 2023, Allspring Funds Distributor received $806 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended January 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended January 31, 2023 were $451,769,206 and $452,526,899, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of January 31, 2023, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the six months ended January 31, 2023, there were no borrowings by the Fund under the agreement.

24  |  Allspring Discovery Large Cap Growth Fund

Notes to financial statements (unaudited)
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Discovery Large Cap Growth Fund  |  25

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Allspring Discovery Large Cap Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Discovery Large Cap Growth Fund  |  27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Allspring Discovery Large Cap Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Discovery Large Cap Growth Fund  |  29

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-02092023-qhzkk7on 03-23
SAR4303 01-23

Semi-Annual Report
January 31, 2023
Allspring Growth Fund

The views expressed and any forward-looking statements are as of January 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Growth Fund for the six-month period that ended January 31, 2023. Globally, stocks and bonds experienced heightened volatility through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the six-month period, stocks and bonds had mixed results, with non-U.S. equities––both developed market and emerging market––outperforming U.S. stocks overall. Bonds––both U.S. and non-U.S.––struggled to cope with sustained aggressive interest rate increases. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.44%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.63%, while the MSCI EM Index (Net) (USD)3 gained 4.92%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 0.73%, and the ICE BofA U.S. High Yield Index7 returned 1.27%.
The Russia-Ukraine war, high inflation, and central bank rate hikes rocked markets
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“August was yet another broadly challenging month for financial markets, with more red ink flowing.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Growth Fund

Letter to shareholders (unaudited)
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, expectations grew regarding an impending easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, with a 10.6% annual increase in October, Germany’s producer prices decreased 4.2% annually, signaling a possible decline in inflationary pressures. Meanwhile, U.S. inflation continued to moderate, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
The year 2023 began with a broad rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many additional rate hikes it will announce before reaching the peak (“terminal”) rate, expected to be above 5%. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Growth Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Growth Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA®‡, Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of January 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SGRAX)	2-24-2000	-25.83	5.50	9.81	-21.31	6.75	10.46	1.17	1.16
Class C (WGFCX)	12-26-2002	-22.56	6.37	9.96	-21.56	6.37	9.96	1.92	1.91
Class R6 (SGRHX)[3]	9-30-2015	–	–	–	-20.95	7.23	10.96	0.74	0.70
Administrator Class (SGRKX)	8-30-2002	–	–	–	-21.15	6.95	10.68	1.09	0.96
Institutional Class (SGRNX)	2-24-2000	–	–	–	-20.99	7.18	10.91	0.84	0.75
Russell 3000® Growth Index[4]	–	–	–	–	-15.48	10.78	14.18	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.16% for Class A, 1.91% for Class C, 0.70% for Class R6, 0.96% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Growth Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of January 31, 2023[1]
Microsoft Corporation	9.29
Apple Incorporated	6.60
Alphabet Incorporated Class A	5.68
Amazon.com Incorporated	5.62
MasterCard Incorporated Class A	4.03
Tradeweb Markets Incorporated Class A	2.94
Copart Incorporated	2.58
Boston Scientific Corporation	2.32
Monolithic Power Systems Incorporated	2.15
Microchip Technology Incorporated	1.90
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of January 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Growth Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2022 to January 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2022	Ending account value 1-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 944.62	$5.69	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90	1.16%
Class C
Actual	$1,000.00	$ 940.70	$9.34	1.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70	1.91%
Class R6
Actual	$1,000.00	$ 947.10	$3.44	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Administrator Class
Actual	$1,000.00	$ 945.75	$4.71	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89	0.96%
Institutional Class
Actual	$1,000.00	$ 947.01	$3.68	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Common stocks: 98.42%
Communication services: 7.64%
Entertainment: 0.36%
Live Nation Entertainment Incorporated †	138,794	$ 11,171,529
Interactive media & services: 7.28%
Alphabet Incorporated Class A †	1,766,620	174,612,721
Alphabet Incorporated Class C †	256,224	25,589,091
ZoomInfo Technologies Incorporated †	826,329	23,327,268
		223,529,080
Consumer discretionary: 15.77%
Hotels, restaurants & leisure: 3.29%
Airbnb Incorporated Class A †	174,368	19,374,028
Chipotle Mexican Grill Incorporated †	21,138	34,801,180
Papa John's International Incorporated	205,732	18,452,103
Planet Fitness Incorporated Class A †	335,626	28,410,741
		101,038,052
Internet & direct marketing retail: 5.67%
Amazon.com Incorporated †	1,673,336	172,571,142
MercadoLibre Incorporated †	1,294	1,529,107
		174,100,249
Specialty retail: 5.85%
AutoZone Incorporated †	2,393	5,836,168
Boot Barn Holdings Incorporated †	36,972	3,086,792
Five Below Incorporated †	186,204	36,706,395
Floor & Decor Holdings Incorporated Class A †	351,530	31,908,378
Leslie's Incorporated †	2,566,610	39,756,789
O'Reilly Automotive Incorporated †	11,169	8,849,757
Petco Health & Wellness Company †	1,056,774	12,353,688
Tractor Supply Company	13,492	3,076,041
Ulta Beauty Incorporated †	74,596	38,339,360
		179,913,368
Textiles, apparel & luxury goods: 0.96%
lululemon athletica Incorporated †	49,506	15,192,401
On Holding AG Class A †	619,236	14,366,275
		29,558,676
Consumer staples: 1.54%
Beverages: 0.65%
Constellation Brands Incorporated Class A	85,972	19,904,237
Food & staples retailing: 0.65%
Sysco Corporation	258,222	20,001,876
Personal products: 0.24%
The Estee Lauder Companies Incorporated Class A	26,869	7,444,863
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  9

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Financials: 10.59%
Capital markets: 10.28%
BlackRock Incorporated	19,952	$ 15,147,758
CME Group Incorporated	260,171	45,961,809
Interactive Brokers Group Incorporated Class A	287,836	23,009,610
Intercontinental Exchange Incorporated	146,816	15,790,061
LPL Financial Holdings Incorporated	240,031	56,916,151
MarketAxess Holdings Incorporated	86,409	31,439,915
Raymond James Financial Incorporated	58,604	6,608,773
The Charles Schwab Corporation	396,291	30,680,849
Tradeweb Markets Incorporated Class A	1,212,401	90,372,371
		315,927,297
Insurance: 0.31%
Progressive Corporation	70,484	9,610,493
Health care: 14.14%
Biotechnology: 2.83%
Argenx SE †	11,664	4,458,564
BioMarin Pharmaceutical Incorporated †	151,247	17,446,341
Horizon Therapeutics plc †	278,442	30,550,656
Sarepta Therapeutics Incorporated †	20,067	2,507,773
Seagen Incorporated †	80,673	11,252,270
Vertex Pharmaceuticals Incorporated †	64,075	20,702,633
		86,918,237
Health care equipment & supplies: 5.64%
Boston Scientific Corporation †	1,541,041	71,273,146
Hologic Incorporated †	313,665	25,522,921
Insulet Corporation †	83,443	23,974,843
Intuitive Surgical Incorporated †	100,264	24,633,862
iRhythm Technologies Incorporated †	60,976	5,993,941
Penumbra Incorporated †	25,376	6,354,404
Stryker Corporation	61,035	15,491,293
		173,244,410
Health care providers & services: 2.05%
Cardinal Health Incorporated	116,144	8,972,124
UnitedHealth Group Incorporated	108,556	54,190,070
		63,162,194
Health care technology: 0.78%
Veeva Systems Incorporated Class A †	140,574	23,974,896
Life sciences tools & services: 1.46%
Agilent Technologies Incorporated	31,902	4,851,656
Bio-Techne Corporation	105,415	8,397,359
Repligen Corporation †	38,119	7,063,451
Thermo Fisher Scientific Incorporated	12,581	7,175,322
West Pharmaceutical Services Incorporated	65,218	17,321,901
		44,809,689
Pharmaceuticals: 1.38%
Revance Therapeutics Incorporated †	549,622	19,060,891
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Pharmaceuticals (continued)
Royalty Pharma plc Class A	300,548	$ 11,778,476
Zoetis Incorporated	70,046	11,591,913
		42,431,280
Industrials: 6.62%
Aerospace & defense: 0.17%
TransDigm Group Incorporated	7,098	5,094,590
Air freight & logistics: 0.54%
United Parcel Service Incorporated Class B	90,316	16,729,233
Commercial services & supplies: 3.21%
Casella Waste Systems Incorporated Class A †	243,827	19,535,419
Copart Incorporated †	1,188,451	79,162,721
		98,698,140
Electrical equipment: 0.76%
Shoals Technologies Group Class A †	831,846	23,200,185
Machinery: 0.62%
Fortive Corporation	279,142	18,990,030
Road & rail: 1.32%
J.B. Hunt Transport Services Incorporated	92,157	17,422,281
Union Pacific Corporation	113,866	23,250,299
		40,672,580
Information technology: 39.40%
Electronic equipment, instruments & components: 0.40%
Zebra Technologies Corporation Class A †	38,291	12,106,848
IT services: 9.32%
DigitalOcean Holdings Incorporated †	475,909	13,967,929
Flywire Corporation †	796,910	21,492,663
MasterCard Incorporated Class A	333,939	123,757,793
MongoDB Incorporated †	135,134	28,947,054
PayPal Holdings Incorporated †	394,990	32,187,735
Thoughtworks Holding Incorporated †	1,777,647	19,198,588
Visa Incorporated Class A	203,108	46,757,493
		286,309,255
Semiconductors & semiconductor equipment: 7.38%
Advanced Micro Devices Incorporated †	63,923	4,803,813
Allegro MicroSystems Incorporated †	1,467,066	55,997,909
Microchip Technology Incorporated	753,558	58,491,172
Monolithic Power Systems Incorporated	154,830	66,044,285
NVIDIA Corporation	148,680	29,047,612
Qualcomm Incorporated	93,936	12,513,215
		226,898,006
Software: 15.70%
Black Knight Incorporated †	378,943	22,960,156
Crowdstrike Holdings Incorporated Class A †	89,631	9,491,923
Dynatrace Incorporated †	464,421	17,847,699
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  11

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Software (continued)
Fair Isaac Corporation †	40,634	$ 27,060,212
Five9 Incorporated †	102,311	8,060,061
Intuit Incorporated	79,887	33,765,838
Jamf Holding Corporation †	152,605	3,032,261
Microsoft Corporation	1,151,572	285,371,057
Palo Alto Networks Incorporated †	193,962	30,770,132
Paycom Software Incorporated †	27,708	8,975,730
Paycor HCM Incorporated †	691,476	17,362,962
ServiceNow Incorporated †	39,249	17,863,397
		482,561,428
Technology hardware, storage & peripherals: 6.60%
Apple Incorporated	1,405,726	202,832,205
Materials: 1.55%
Chemicals: 1.55%
Linde plc	143,854	47,607,043
Real estate: 1.17%
Equity REITs: 0.67%
Equinix Incorporated	6,549	4,834,013
SBA Communications Corporation	52,695	15,678,343
		20,512,356
Real estate management & development: 0.50%
CBRE Group Incorporated Class A †	179,310	15,332,797
Total Common stocks (Cost $1,626,907,133)		3,024,285,122

		Yield
Short-term investments: 1.09%
Investment companies: 1.09%
Allspring Government Money Market Fund Select Class ♠∞		4.16%	33,712,743	33,712,743
Total Short-term investments (Cost $33,712,743)				33,712,743
Total investments in securities (Cost $1,660,619,876)	99.51%			3,057,997,865
Other assets and liabilities, net	0.49			14,920,558
Total net assets	100.00%			$3,072,918,423

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$147,500,432	$392,372,916	$(506,160,605)	$ 0	$0	$ 33,712,743	33,712,743	$ 1,244,852
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	61,735,900	83,253,237	(144,989,076)	(61)	0	0	0	300,789 #
				$ (61)	$0	$33,712,743		$1,545,641

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  13

Statement of assets and liabilities—January 31, 2023 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $1,626,907,133)	$ 3,024,285,122
Investments in affiliated securities, at value (cost $33,712,743)	33,712,743
Cash	915,244
Receivable for investments sold	38,638,371
Receivable for Fund shares sold	985,756
Receivable for dividends	356,719
Prepaid expenses and other assets	207,270
Total assets	3,099,101,225
Liabilities
Payable for investments purchased	21,374,139
Payable for Fund shares redeemed	1,804,973
Management fee payable	1,615,872
Administration fees payable	403,958
Distribution fee payable	8,749
Trustees’ fees and expenses payable	5,336
Accrued expenses and other liabilities	969,775
Total liabilities	26,182,802
Total net assets	$3,072,918,423
Net assets consist of
Paid-in capital	$ 1,624,564,782
Total distributable earnings	1,448,353,641
Total net assets	$3,072,918,423
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,650,609,219
Shares outstanding – Class A1	69,934,308
Net asset value per share – Class A	$23.60
Maximum offering price per share – Class A2	$25.04
Net assets – Class C	$ 14,458,776
Shares outstanding – Class C1	1,170,343
Net asset value per share – Class C	$12.35
Net assets – Class R6	$ 356,200,169
Shares outstanding – Class R6[1]	9,865,582
Net asset value per share – Class R6	$36.11
Net assets – Administrator Class	$ 200,497,632
Shares outstanding – Administrator Class[1]	6,516,370
Net asset value per share – Administrator Class	$30.77
Net assets – Institutional Class	$ 851,152,627
Shares outstanding – Institutional Class[1]	23,738,323
Net asset value per share – Institutional Class	$35.86
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Growth Fund

Statement of operations—six months ended January 31, 2023 (unaudited)

Investment income
Dividends	$ 9,716,935
Income from affiliated securities	1,287,230
Total investment income	11,004,165
Expenses
Management fee	11,467,715
Administration fees
Class A	1,767,478
Class C	16,963
Class R6	53,291
Administrator Class	167,221
Institutional Class	584,338
Shareholder servicing fees
Class A	2,100,635
Class C	20,123
Administrator Class	319,515
Distribution fee
Class C	60,338
Custody and accounting fees	124,771
Professional fees	27,750
Registration fees	18,464
Shareholder report expenses	62,978
Trustees’ fees and expenses	11,025
Other fees and expenses	60,392
Total expenses	16,862,997
Less: Fee waivers and/or expense reimbursements
Fund-level	(518,598)
Class R6	(53,291)
Administrator Class	(153,972)
Institutional Class	(370,160)
Net expenses	15,766,976
Net investment loss	(4,762,811)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	80,026,584
Affiliated securities	(61)
Net realized gains on investments	80,026,523
Net change in unrealized gains (losses) on investments	(292,464,163)
Net realized and unrealized gains (losses) on investments	(212,437,640)
Net decrease in net assets resulting from operations	$(217,200,451)
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  15

Statement of changes in net assets

	Six months ended January 31, 2023 (unaudited)		Year ended July 31, 2022
Operations
Net investment loss		$ (4,762,811)		$ (34,278,023)
Net realized gains on investments		80,026,523		452,045,114
Net change in unrealized gains (losses) on investments		(292,464,163)		(2,133,081,244)
Net decrease in net assets resulting from operations		(217,200,451)		(1,715,314,153)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(108,869,642)		(569,285,399)
Class C		(1,767,487)		(10,976,765)
Class R6		(15,329,845)		(69,584,122)
Administrator Class		(12,943,905)		(96,628,240)
Institutional Class		(38,192,678)		(256,416,897)
Total distributions to shareholders		(177,103,557)		(1,002,891,423)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	622,438	14,836,878	1,587,549	56,321,377
Class C	32,427	433,189	165,557	3,406,222
Class R6	772,868	27,620,681	2,817,456	130,744,052
Administrator Class	340,160	10,526,269	1,063,551	44,787,131
Institutional Class	1,672,446	59,882,529	3,690,262	181,234,986
		113,299,546		416,493,768
Reinvestment of distributions
Class A	4,695,625	104,665,476	14,811,926	547,893,130
Class C	144,818	1,691,480	485,765	10,021,324
Class R6	416,402	14,190,969	1,149,664	63,197,038
Administrator Class	439,148	12,757,242	2,018,217	95,582,763
Institutional Class	1,098,744	37,181,487	4,557,460	249,019,631
		170,486,654		965,713,886
Payment for shares redeemed
Class A	(5,768,566)	(136,257,998)	(11,515,400)	(392,523,025)
Class C	(292,093)	(3,815,261)	(714,991)	(14,273,738)
Class R6	(1,550,220)	(57,061,562)	(1,668,671)	(82,352,828)
Administrator Class	(3,601,947)	(107,543,938)	(4,956,152)	(205,413,567)
Institutional Class	(4,914,285)	(173,240,965)	(12,429,230)	(564,164,472)
		(477,919,724)		(1,258,727,630)
Net increase (decrease) in net assets resulting from capital share transactions		(194,133,524)		123,480,024
Total decrease in net assets		(588,437,532)		(2,594,725,552)
Net assets
Beginning of period		3,661,355,955		6,256,081,507
End of period		$3,072,918,423		$ 3,661,355,955
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class A	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$26.80	$47.16	$39.86	$35.56	$38.67	$40.38
Net investment loss	(0.06)	(0.30) [1]	(0.32)	(0.19)	(0.13)	(0.12)
Payment from affiliate	0.00	0.00	0.00 [2]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(1.52)	(11.07)	13.52	8.77	3.73	9.49
Total from investment operations	(1.58)	(11.37)	13.20	8.58	3.60	9.37
Distributions to shareholders from
Net realized gains	(1.62)	(8.99)	(5.90)	(4.28)	(6.71)	(11.08)
Net asset value, end of period	$23.60	$26.80	$47.16	$39.86	$35.56	$38.67
Total return[3]	(5.54)%	(29.35)%	35.61% [4]	27.08%	13.55%	27.66%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.16%	1.16%	1.17%	1.18%	1.18%
Net expenses	1.16%	1.13%	1.14%	1.14%	1.16%	1.16%
Net investment loss	(0.48)%	(0.85)%	(0.83)%	(0.59)%	(0.45)%	(0.45)%
Supplemental data
Portfolio turnover rate	31%	43%	36%	37%	39%	37%
Net assets, end of period (000s omitted)	$1,650,609	$1,885,963	$3,088,763	$2,443,132	$2,116,542	$2,142,855

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 0.01% impact on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class C	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.95	$30.47	$27.32	$25.87	$30.33	$34.05
Net investment loss	(0.08) [1]	(0.34) [1]	(0.45) [1]	(0.32) [1]	(0.31) [1]	(0.33)
Payment from affiliate	0.00	0.00	1.32	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.90)	(6.19)	8.18	6.05	2.56	7.69
Total from investment operations	(0.98)	(6.53)	9.05	5.73	2.25	7.36
Distributions to shareholders from
Net realized gains	(1.62)	(8.99)	(5.90)	(4.28)	(6.71)	(11.08)
Net asset value, end of period	$12.35	$14.95	$30.47	$27.32	$25.87	$30.33
Total return[2]	(5.93)%	(29.54)% [3]	36.64% [4]	26.11%	12.68%	26.73%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.89%	1.91%	1.92%	1.93%	1.93%
Net expenses	1.91%	1.89%	1.91%	1.91%	1.91%	1.91%
Net investment loss	(1.22)%	(1.61)%	(1.57)%	(1.35)%	(1.19)%	(1.19)%
Supplemental data
Portfolio turnover rate	31%	43%	36%	37%	39%	37%
Net assets, end of period (000s omitted)	$14,459	$19,208	$41,094	$114,123	$156,056	$185,346

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	During the year ended July 31, 2022, the Fund received payments from a service provider which had a 0.14% impact on the total return.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 5.92% impact on the total return.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R6	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$39.94	$65.50	$53.17	$45.84	$47.53	$47.13
Net investment income (loss)	(0.00) [1,2]	(0.21) [1]	(0.23)	(0.07)	0.00 [1,3]	(0.01) [1]
Net realized and unrealized gains (losses) on investments	(2.21)	(16.36)	18.46	11.68	5.02	11.49
Total from investment operations	(2.21)	(16.57)	18.23	11.61	5.02	11.48
Distributions to shareholders from
Net realized gains	(1.62)	(8.99)	(5.90)	(4.28)	(6.71)	(11.08)
Net asset value, end of period	$36.11	$39.94	$65.50	$53.17	$45.84	$47.53
Total return[4]	(5.29)%	(29.05)%	36.19%	27.65%	14.06%	28.26%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.73%	0.73%	0.74%	0.75%	0.75%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	(0.02)%	(0.41)%	(0.40)%	(0.15)%	0.00%	(0.02)%
Supplemental data
Portfolio turnover rate	31%	43%	36%	37%	39%	37%
Net assets, end of period (000s omitted)	$356,200	$408,403	$519,293	$391,705	$337,260	$242,838

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Amount is less than $0.005.
[4]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Administrator Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$34.34	$57.75	$47.60	$41.58	$43.89	$44.40
Net investment loss	(0.04) [1]	(0.31) [1]	(0.29)	(0.16) [1]	(0.10) [1]	(0.11) [1]
Net realized and unrealized gains (losses) on investments	(1.91)	(14.11)	16.34	10.46	4.50	10.68
Total from investment operations	(1.95)	(14.42)	16.05	10.30	4.40	10.57
Distributions to shareholders from
Net realized gains	(1.62)	(8.99)	(5.90)	(4.28)	(6.71)	(11.08)
Net asset value, end of period	$30.77	$34.34	$57.75	$47.60	$41.58	$43.89
Total return[2]	(5.43)%	(29.22)%	35.82%	27.31%	13.78%	27.90%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.08%	1.08%	1.09%	1.10%	1.10%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.26)%	(0.68)%	(0.65)%	(0.40)%	(0.25)%	(0.24)%
Supplemental data
Portfolio turnover rate	31%	43%	36%	37%	39%	37%
Net assets, end of period (000s omitted)	$200,498	$320,744	$647,618	$559,109	$561,900	$564,391

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Institutional Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$39.68	$65.17	$52.96	$45.70	$47.43	$47.07
Net investment loss	(0.01) [1]	(0.24) [1]	(0.26) [1]	(0.09) [1]	(0.01) [1]	(0.02) [1]
Net realized and unrealized gains (losses) on investments	(2.19)	(16.26)	18.37	11.63	4.99	11.46
Total from investment operations	(2.20)	(16.50)	18.11	11.54	4.98	11.44
Distributions to shareholders from
Net realized gains	(1.62)	(8.99)	(5.90)	(4.28)	(6.71)	(11.08)
Net asset value, end of period	$35.86	$39.68	$65.17	$52.96	$45.70	$47.43
Total return[2]	(5.30)%	(29.09)%	36.10%	27.58%	14.00%	28.21%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.83%	0.83%	0.84%	0.85%	0.85%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.07)%	(0.47)%	(0.44)%	(0.20)%	(0.03)%	(0.03)%
Supplemental data
Portfolio turnover rate	31%	43%	36%	37%	39%	37%
Net assets, end of period (000s omitted)	$851,153	$1,027,038	$1,959,313	$1,607,803	$1,503,753	$1,614,575

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  21

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Growth Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.

22  |  Allspring Growth Fund

Notes to financial statements (unaudited)
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2023, the aggregate cost of all investments for federal income tax purposes was $1,664,987,898 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,446,529,981
Gross unrealized losses	(53,520,014)
Net unrealized gains	$1,393,009,967
As of July 31, 2022, the Fund had a qualified late-year ordinary loss of $15,811,339 which was recognized on the first day of the current fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Growth Fund  |  23

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 234,700,609	$0	$0	$ 234,700,609
Consumer discretionary	484,610,345	0	0	484,610,345
Consumer staples	47,350,976	0	0	47,350,976
Financials	325,537,790	0	0	325,537,790
Health care	434,540,706	0	0	434,540,706
Industrials	203,384,758	0	0	203,384,758
Information technology	1,210,707,742	0	0	1,210,707,742
Materials	47,607,043	0	0	47,607,043
Real estate	35,845,153	0	0	35,845,153
Short-term investments
Investment companies	33,712,743	0	0	33,712,743
Total assets	$3,057,997,865	$0	$0	$3,057,997,865
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended January 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $3 billion	0.640
Next $2 billion	0.615
Next $2 billion	0.605
Next $4 billion	0.580
Over $16 billion	0.555
For the six months ended January 31, 2023, the management fee was equivalent to an annual rate of 0.71% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring

24  |  Allspring Growth Fund

Notes to financial statements (unaudited)
Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of January 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.16%
Class C	1.91
Class R6	0.70
Administrator Class	0.96
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the six months ended January 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.

Allspring Growth Fund  |  25

Notes to financial statements (unaudited)
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended January 31, 2023 were $971,208,747 and $1,215,187,171, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of January 31, 2023, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the six months ended January 31, 2023, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26  |  Allspring Growth Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Growth Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Growth Fund  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-02092023-9ldeyu2o 03-23
SAR3009 01-23

Semi-Annual Report
January 31, 2023
Allspring Large Cap Core Fund

The views expressed and any forward-looking statements are as of January 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Large Cap Core Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Large Cap Core Fund for the six-month period that ended January 31, 2023. Globally, stocks and bonds experienced heightened volatility through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the six-month period, stocks and bonds had mixed results, with non-U.S. equities––both developed market and emerging market––outperforming U.S. stocks overall. Bonds––both U.S. and non-U.S.––struggled to cope with sustained aggressive interest rate increases. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.44%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.63%, while the MSCI EM Index (Net) (USD)3 gained 4.92%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 0.73%, and the ICE BofA U.S. High Yield Index7 returned 1.27%.
The Russia-Ukraine war, high inflation, and central bank rate hikes rocked markets
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“August was yet another broadly challenging month for financial markets, with more red ink flowing.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Large Cap Core Fund

Letter to shareholders (unaudited)
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, expectations grew regarding an impending easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, with a 10.6% annual increase in October, Germany’s producer prices decreased 4.2% annually, signaling a possible decline in inflationary pressures. Meanwhile, U.S. inflation continued to moderate, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
The year 2023 began with a broad rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many additional rate hikes it will announce before reaching the peak (“terminal”) rate, expected to be above 5%. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Large Cap Core Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Large Cap Core Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	John R. Campbell, CFA®‡, Vince Fioramonti, CFA®‡

Average annual total returns (%) as of January 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EGOAX)	12-17-2007	-10.51	5.76	10.90	-5.06	7.02	11.56	1.20	1.08
Class C (EGOCX)	12-17-2007	-6.81	6.21	10.89	-5.81	6.21	10.89	1.95	1.83
Class R (EGOHX)[3]	9-30-2015	–	–	–	-5.32	6.76	11.29	1.45	1.33
Class R6 (EGORX)[4]	9-30-2015	–	–	–	-4.75	7.46	12.38	0.77	0.65
Administrator Class (WFLLX)	7-16-2010	–	–	–	-5.05	7.13	11.72	1.12	0.97
Institutional Class (EGOIX)	12-17-2007	–	–	–	-4.74	7.44	12.04	0.87	0.67
S&P 500 Index[5]	–	–	–	–	-8.22	9.54	12.68	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 1.33% for Class R, 0.65% for Class R6, 0.97% for Administrator Class, and 0.67% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Large Cap Core Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of January 31, 2023[1]
Apple Incorporated	4.76
Microsoft Corporation	4.61
Alphabet Incorporated Class C	2.90
Costco Wholesale Corporation	2.40
EMCOR Group Incorporated	2.36
Simon Property Group Incorporated	2.35
Copart Incorporated	2.23
MasterCard Incorporated Class A	2.23
Halliburton Company	2.16
Nucor Corporation	2.07
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of January 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Large Cap Core Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2022 to January 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2022	Ending account value 1-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,023.65	$5.51	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Class C
Actual	$1,000.00	$1,019.60	$9.32	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30	1.83%
Class R
Actual	$1,000.00	$1,022.09	$6.78	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%
Class R6
Actual	$1,000.00	$1,025.22	$3.32	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$1,023.90	$4.95	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94	0.97%
Institutional Class
Actual	$1,000.00	$1,025.17	$3.42	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41	0.67%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Large Cap Core Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Common stocks: 99.23%
Communication services: 4.61%
Entertainment: 1.71%
Activision Blizzard Incorporated	94,703	$ 7,251,409
Interactive media & services: 2.90%
Alphabet Incorporated Class C †	123,122	12,296,194
Consumer discretionary: 8.67%
Household durables: 3.86%
Lennar Corporation Class A	81,443	8,339,763
PulteGroup Incorporated	140,632	8,000,554
		16,340,317
Internet & direct marketing retail: 1.61%
Amazon.com Incorporated †	66,291	6,836,592
Multiline retail: 1.41%
Target Corporation	34,566	5,950,191
Specialty retail: 1.79%
O'Reilly Automotive Incorporated †	9,586	7,595,467
Consumer staples: 4.18%
Food & staples retailing: 2.40%
Costco Wholesale Corporation	19,888	10,165,552
Food products: 1.78%
Archer Daniels Midland Company	91,171	7,553,517
Energy: 7.99%
Energy equipment & services: 2.16%
Halliburton Company	222,313	9,163,742
Oil, gas & consumable fuels: 5.83%
Chevron Corporation	47,625	8,287,703
ConocoPhillips	66,301	8,080,103
Devon Energy Corporation	131,420	8,311,001
		24,678,807
Financials: 10.11%
Banks: 5.19%
Citigroup Incorporated	118,140	6,169,271
Citizens Financial Group Incorporated	166,675	7,220,361
JPMorgan Chase & Company	61,557	8,615,518
		22,005,150
Capital markets: 4.92%
Evercore Partners Incorporated Class A	58,241	7,560,264
The Goldman Sachs Group Incorporated	22,964	8,400,461
Virtu Financial Incorporated Class A	252,381	4,873,477
		20,834,202
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  9

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Health care: 15.73%
Biotechnology: 5.31%
AbbVie Incorporated	47,588	$ 7,031,127
Regeneron Pharmaceuticals Incorporated †	10,654	8,080,739
United Therapeutics Corporation †	28,127	7,402,183
		22,514,049
Health care equipment & supplies: 1.60%
Hologic Incorporated †	83,337	6,781,132
Health care providers & services: 5.43%
CVS Health Corporation	86,416	7,623,620
Elevance Health Incorporated	15,685	7,842,343
UnitedHealth Group Incorporated	15,092	7,533,775
		22,999,738
Pharmaceuticals: 3.39%
Bristol-Myers Squibb Company	89,729	6,518,812
Pfizer Incorporated	178,041	7,862,291
		14,381,103
Industrials: 10.23%
Commercial services & supplies: 2.23%
Copart Incorporated †	141,580	9,430,644
Construction & engineering: 2.36%
EMCOR Group Incorporated	67,475	10,003,169
Electrical equipment: 2.02%
nVent Electric plc	215,113	8,550,742
Machinery: 2.04%
AGCO Corporation	62,739	8,666,138
Road & rail: 1.58%
J.B. Hunt Transport Services Incorporated	35,486	6,708,628
Information technology: 27.99%
Communications equipment: 1.92%
Arista Networks Incorporated †	64,450	8,121,989
IT services: 4.05%
Accenture plc Class A	27,701	7,729,964
MasterCard Incorporated Class A	25,442	9,428,805
		17,158,769
Semiconductors & semiconductor equipment: 7.47%
Applied Materials Incorporated	61,557	6,862,990
Broadcom Incorporated	14,678	8,586,777
Microchip Technology Incorporated	109,673	8,512,818
Qualcomm Incorporated	57,768	7,695,275
		31,657,860
Software: 9.79%
Adobe Incorporated †	14,207	5,261,420
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Large Cap Core Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Software (continued)
Fortinet Incorporated †	166,006	$ 8,688,754
Microsoft Corporation	78,839	19,537,093
Oracle Corporation	90,677	8,021,287
		41,508,554
Technology hardware, storage & peripherals: 4.76%
Apple Incorporated	139,662	20,151,830
Materials: 5.45%
Chemicals: 1.55%
CF Industries Holdings Incorporated	77,343	6,550,952
Metals & mining: 3.90%
Nucor Corporation	51,957	8,781,772
Reliance Steel & Aluminum Company	34,134	7,763,778
		16,545,550
Real estate: 4.27%
Equity REITs: 4.27%
Simon Property Group Incorporated	77,655	9,975,561
Weyerhaeuser Company	236,045	8,127,029
		18,102,590
Total Common stocks (Cost $306,014,837)		420,504,577

		Yield
Short-term investments: 0.72%
Investment companies: 0.72%
Allspring Government Money Market Fund Select Class ♠∞		4.16%	3,042,579	3,042,579
Total Short-term investments (Cost $3,042,579)				3,042,579
Total investments in securities (Cost $309,057,416)	99.95%			423,547,156
Other assets and liabilities, net	0.05			207,833
Total net assets	100.00%			$423,754,989

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  11

Portfolio of investments—January 31, 2023 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,015,223	$37,074,563	$(38,047,207)	$0	$0	$3,042,579	3,042,579	$53,610
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Large Cap Core Fund

Statement of assets and liabilities—January 31, 2023 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $306,014,837)	$ 420,504,577
Investments in affiliated securities, at value (cost $3,042,579)	3,042,579
Cash	395
Receivable for dividends	470,914
Receivable for Fund shares sold	438,068
Prepaid expenses and other assets	77,952
Total assets	424,534,485
Liabilities
Payable for Fund shares redeemed	341,359
Management fee payable	188,493
Shareholder servicing fees payable	69,379
Administration fees payable	67,265
Distribution fees payable	8,568
Trustees’ fees and expenses payable	4,198
Accrued expenses and other liabilities	100,234
Total liabilities	779,496
Total net assets	$423,754,989
Net assets consist of
Paid-in capital	$ 299,625,960
Total distributable earnings	124,129,029
Total net assets	$423,754,989
Computation of net asset value and offering price per share
Net assets – Class A	$ 322,115,678
Shares outstanding – Class A1	22,222,180
Net asset value per share – Class A	$14.50
Maximum offering price per share – Class A2	$15.38
Net assets – Class C	$ 13,328,775
Shares outstanding – Class C1	945,398
Net asset value per share – Class C	$14.10
Net assets – Class R	$ 198,262
Shares outstanding – Class R1	13,462
Net asset value per share – Class R	$14.73
Net assets – Class R6	$ 2,783,899
Shares outstanding – Class R6[1]	190,651
Net asset value per share – Class R6	$14.60
Net assets – Administrator Class	$ 1,577,347
Shares outstanding – Administrator Class[1]	106,140
Net asset value per share – Administrator Class	$14.86
Net assets – Institutional Class	$ 83,751,028
Shares outstanding – Institutional Class[1]	5,728,339
Net asset value per share – Institutional Class	$14.62
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  13

Statement of operations—six months ended January 31, 2023 (unaudited)

Investment income
Dividends	$ 3,922,907
Income from affiliated securities	53,610
Total investment income	3,976,517
Expenses
Management fee	1,512,616
Administration fees
Class A	333,821
Class C	16,705
Class R	194
Class R6	597
Administrator Class	992
Institutional Class	60,223
Shareholder servicing fees
Class A	397,406
Class C	19,815
Class R	231
Administrator Class	1,879
Distribution fees
Class C	59,442
Class R	200
Custody and accounting fees	15,416
Professional fees	27,140
Registration fees	38,000
Shareholder report expenses	25,865
Trustees’ fees and expenses	11,026
Other fees and expenses	6,957
Total expenses	2,528,525
Less: Fee waivers and/or expense reimbursements
Fund-level	(281,574)
Class A	(12,639)
Class R6	(140)
Administrator Class	(264)
Institutional Class	(39,710)
Net expenses	2,194,198
Net investment income	1,782,319
Realized and unrealized gains (losses) on investments
Net realized gains on investments	16,463,601
Net change in unrealized gains (losses) on investments	(9,232,620)
Net realized and unrealized gains (losses) on investments	7,230,981
Net increase in net assets resulting from operations	$ 9,013,300
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Large Cap Core Fund

Statement of changes in net assets

	Six months ended January 31, 2023 (unaudited)		Year ended July 31, 2022
Operations
Net investment income		$ 1,782,319		$ 2,977,683
Net realized gains on investments		16,463,601		51,089,392
Net change in unrealized gains (losses) on investments		(9,232,620)		(71,803,083)
Net increase (decrease) in net assets resulting from operations		9,013,300		(17,736,008)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(33,915,521)		(47,154,331)
Class C		(1,532,255)		(3,108,743)
Class R		(18,398)		(22,264)
Class R6		(479,983)		(746,242)
Administrator Class		(166,658)		(378,532)
Institutional Class		(9,427,220)		(17,341,089)
Total distributions to shareholders		(45,540,035)		(68,751,201)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	519,754	7,582,972	1,097,088	19,147,813
Class C	46,075	631,426	29,275	502,832
Class R	3,870	60,810	2,207	40,355
Class R6	45,331	720,429	15,663	266,817
Administrator Class	14,368	208,782	59,959	1,204,301
Institutional Class	450,118	6,514,077	1,676,327	29,645,655
		15,718,496		50,807,773
Reinvestment of distributions
Class A	2,282,716	32,296,341	2,550,202	44,759,070
Class C	110,947	1,517,749	179,061	3,060,161
Class R	1,288	18,398	1,260	22,264
Class R6	7,651	109,454	9,372	166,069
Administrator Class	11,421	165,760	20,990	377,210
Institutional Class	638,501	9,137,834	894,254	15,863,211
		43,245,536		64,247,985
Payment for shares redeemed
Class A	(1,439,250)	(21,341,808)	(2,328,633)	(40,154,334)
Class C	(385,767)	(5,508,418)	(574,944)	(10,038,659)
Class R	(605)	(9,763)	(24,131)	(477,364)
Class R6	(146,027)	(2,140,908)	(54,832)	(979,083)
Administrator Class	(13,848)	(203,655)	(118,858)	(2,102,057)
Institutional Class	(2,035,892)	(31,193,363)	(2,878,046)	(49,352,502)
		(60,397,915)		(103,103,999)
Net increase (decrease) in net assets resulting from capital share transactions		(1,433,883)		11,951,759
Total decrease in net assets		(37,960,618)		(74,535,450)
Net assets
Beginning of period		461,715,607		536,251,057
End of period		$423,754,989		$ 461,715,607
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class A	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.85	$18.77	$15.71	$18.57	$20.82	$18.01
Net investment income	0.06	0.09	0.08 [1]	0.14	0.25	0.15
Net realized and unrealized gains (losses) on investments	0.26	(0.55)	5.33	0.51	(0.29)	3.01
Total from investment operations	0.32	(0.46)	5.41	0.65	(0.04)	3.16
Distributions to shareholders from
Net investment income	(0.12)	(0.04)	(0.15)	(0.29)	(0.16)	(0.13)
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(1.67)	(2.46)	(2.35)	(3.51)	(2.21)	(0.35)
Net asset value, end of period	$14.50	$15.85	$18.77	$15.71	$18.57	$20.82
Total return[2]	2.37%	(3.66)%	37.90%	2.86%	1.10%	17.66%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.20%	1.23%	1.23%	1.19%	1.18%
Net expenses	1.08%	1.06%	1.06%	1.06%	1.08%	1.10%
Net investment income	0.76%	0.52%	0.49%	0.97%	1.42%	0.73%
Supplemental data
Portfolio turnover rate	13%	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$322,116	$330,584	$366,731	$300,373	$341,045	$360,937

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Large Cap Core Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class C	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.40	$18.39	$15.41	$18.22	$20.44	$17.70
Net investment income (loss)	0.00 [1,2]	(0.05) [1]	(0.04) [1]	0.03	0.13	(0.00) [3]
Net realized and unrealized gains (losses) on investments	0.25	(0.52)	5.23	0.47	(0.30)	2.96
Total from investment operations	0.25	(0.57)	5.19	0.50	(0.17)	2.96
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.09)	0.00	0.00
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(1.55)	(2.42)	(2.21)	(3.31)	(2.05)	(0.22)
Net asset value, end of period	$14.10	$15.40	$18.39	$15.41	$18.22	$20.44
Total return[4]	1.96%	(4.39)%	36.87%	2.01%	0.34%	16.78%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.94%	1.98%	1.97%	1.94%	1.93%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.83%	1.85%
Net investment income (loss)	0.01%	(0.27)%	(0.25)%	0.21%	0.67%	(0.02)%
Supplemental data
Portfolio turnover rate	13%	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$13,329	$18,081	$28,335	$33,405	$47,649	$61,529

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Amount is more than $(0.005)
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.98	$18.89	$15.70	$18.57	$20.81	$18.04
Net investment income	0.04 [1]	0.03 [1]	0.04 [1]	0.11 [1]	0.21	0.12
Net realized and unrealized gains (losses) on investments	0.26	(0.52)	5.35	0.49	(0.29)	2.99
Total from investment operations	0.30	(0.49)	5.39	0.60	(0.08)	3.11
Distributions to shareholders from
Net investment income	0.00	0.00	(0.00) [2]	(0.25)	(0.11)	(0.12)
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(1.55)	(2.42)	(2.20)	(3.47)	(2.16)	(0.34)
Net asset value, end of period	$14.73	$15.98	$18.89	$15.70	$18.57	$20.81
Total return[3]	2.21%	(3.81)%	37.56%	2.56%	0.87%	17.37%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.40%	1.47%	1.47%	1.44%	1.43%
Net expenses	1.33%	1.31%	1.33%	1.33%	1.33%	1.34%
Net investment income	0.50%	0.19%	0.27%	0.69%	1.18%	0.48%
Supplemental data
Portfolio turnover rate	13%	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$198	$142	$559	$910	$2,043	$2,042

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Large Cap Core Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R6	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.99	$18.91	$15.81	$18.68	$20.92	$18.09
Net investment income	0.10	0.17	0.16	0.24 [1]	0.34	0.22 [1]
Net realized and unrealized gains (losses) on investments	0.24	(0.55)	5.36	0.48	(0.30)	3.04
Total from investment operations	0.34	(0.38)	5.52	0.72	0.04	3.26
Distributions to shareholders from
Net investment income	(0.18)	(0.12)	(0.22)	(0.37)	(0.23)	(0.21)
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(1.73)	(2.54)	(2.42)	(3.59)	(2.28)	(0.43)
Net asset value, end of period	$14.60	$15.99	$18.91	$15.81	$18.68	$20.92
Total return[2]	2.52%	(3.25)%	38.47%	3.23%	1.60%	18.16%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.77%	0.80%	0.79%	0.75%	0.75%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.23%	0.92%	0.92%	1.40%	1.83%	1.08%
Supplemental data
Portfolio turnover rate	13%	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$2,784	$4,535	$5,928	$6,570	$13,223	$15,225

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Administrator Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.22	$19.16	$15.96	$18.82	$21.05	$18.21
Net investment income	0.07 [1]	0.10 [1]	0.10 [1]	0.18 [1]	0.29 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	0.26	(0.55)	5.43	0.49	(0.30)	3.05
Total from investment operations	0.33	(0.45)	5.53	0.67	(0.01)	3.22
Distributions to shareholders from
Net investment income	(0.14)	(0.07)	(0.13)	(0.31)	(0.17)	(0.16)
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(1.69)	(2.49)	(2.33)	(3.53)	(2.22)	(0.38)
Net asset value, end of period	$14.86	$16.22	$19.16	$15.96	$18.82	$21.05
Total return[2]	2.39%	(3.57)%	38.04%	2.90%	1.26%	17.81%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.11%	1.15%	1.13%	1.10%	1.10%
Net expenses	0.97%	0.97%	0.97%	0.97%	0.97%	0.98%
Net investment income	0.86%	0.56%	0.58%	1.04%	1.52%	0.86%
Supplemental data
Portfolio turnover rate	13%	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$1,577	$1,528	$2,531	$2,241	$16,566	$25,444

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Large Cap Core Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Institutional Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.01	$18.93	$15.83	$18.70	$20.95	$18.12
Net investment income	0.09 [1]	0.16	0.19	0.24 [1]	0.34	0.23
Net realized and unrealized gains (losses) on investments	0.25	(0.55)	5.33	0.48	(0.30)	3.03
Total from investment operations	0.34	(0.39)	5.52	0.72	0.04	3.26
Distributions to shareholders from
Net investment income	(0.18)	(0.11)	(0.22)	(0.37)	(0.24)	(0.21)
Net realized gains	(1.55)	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(1.73)	(2.53)	(2.42)	(3.59)	(2.29)	(0.43)
Net asset value, end of period	$14.62	$16.01	$18.93	$15.83	$18.70	$20.95
Total return[2]	2.52%	(3.27)%	38.42%	3.22%	1.56%	18.16%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.87%	0.90%	0.89%	0.86%	0.85%
Net expenses	0.67%	0.67%	0.67%	0.67%	0.67%	0.68%
Net investment income	1.18%	0.91%	0.90%	1.40%	1.82%	1.15%
Supplemental data
Portfolio turnover rate	13%	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$83,751	$106,846	$132,167	$145,425	$600,595	$690,855

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  21

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Cap Core Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.

22  |  Allspring Large Cap Core Fund

Notes to financial statements (unaudited)
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2023, the aggregate cost of all investments for federal income tax purposes was $309,095,162 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$131,830,759
Gross unrealized losses	(17,378,765)
Net unrealized gains	$114,451,994
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Large Cap Core Fund  |  23

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 19,547,603	$0	$0	$ 19,547,603
Consumer discretionary	36,722,567	0	0	36,722,567
Consumer staples	17,719,069	0	0	17,719,069
Energy	33,842,549	0	0	33,842,549
Financials	42,839,352	0	0	42,839,352
Health care	66,676,022	0	0	66,676,022
Industrials	43,359,321	0	0	43,359,321
Information technology	118,599,002	0	0	118,599,002
Materials	23,096,502	0	0	23,096,502
Real estate	18,102,590	0	0	18,102,590
Short-term investments
Investment companies	3,042,579	0	0	3,042,579
Total assets	$423,547,156	$0	$0	$423,547,156
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended January 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the six months ended January 31, 2023, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

24  |  Allspring Large Cap Core Fund

Notes to financial statements (unaudited)
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of January 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.08%
Class C	1.83
Class R	1.33
Class R6	0.65
Administrator Class	0.97
Institutional Class	0.67
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended January 31, 2023, Allspring Funds Distributor received $981 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended January 31, 2023.

Allspring Large Cap Core Fund  |  25

Notes to financial statements (unaudited)
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended January 31, 2023 were $56,338,637 and $101,150,530, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of January 31, 2023, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the six months ended January 31, 2023, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification

26  |  Allspring Large Cap Core Fund

Notes to financial statements (unaudited)
clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Large Cap Core Fund  |  27

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Allspring Large Cap Core Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Large Cap Core Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Allspring Large Cap Core Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Large Cap Core Fund  |  31

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-02092023-tobcvwau 03-23
SAR4314 01-23

Semi-Annual Report
January 31, 2023
Allspring Large Cap Growth Fund

The views expressed and any forward-looking statements are as of January 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Large Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Large Cap Growth Fund for the six-month period that ended January 31, 2023. Globally, stocks and bonds experienced heightened volatility through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the six-month period, stocks and bonds had mixed results, with non-U.S. equities––both developed market and emerging market––outperforming U.S. stocks overall. Bonds––both U.S. and non-U.S.––struggled to cope with sustained aggressive interest rate increases. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.44%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.63%, while the MSCI EM Index (Net) (USD)3 gained 4.92%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 0.73%, and the ICE BofA U.S. High Yield Index7 returned 1.27%.
The Russia-Ukraine war, high inflation, and central bank rate hikes rocked markets
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“August was yet another broadly challenging month for financial markets, with more red ink flowing.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Large Cap Growth Fund

Letter to shareholders (unaudited)
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, expectations grew regarding an impending easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, with a 10.6% annual increase in October, Germany’s producer prices decreased 4.2% annually, signaling a possible decline in inflationary pressures. Meanwhile, U.S. inflation continued to moderate, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
The year 2023 began with a broad rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many additional rate hikes it will announce before reaching the peak (“terminal”) rate, expected to be above 5%. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Large Cap Growth Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Large Cap Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA®‡, Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of January 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STAFX)	7-30-2010	-22.43	5.44	10.54	-17.70	6.70	11.20	1.17	1.07
Class C (STOFX)	7-30-2010	-19.33	5.88	10.53	-18.33	5.88	10.53	1.92	1.82
Class R (STMFX)	6-15-2012	–	–	–	-17.90	6.43	10.92	1.42	1.32
Class R4 (SLGRX)	11-30-2012	–	–	–	-17.50	6.92	11.49	0.89	0.80
Class R6 (STFFX)	11-30-2012	–	–	–	-17.37	7.13	11.68	0.74	0.65
Administrator Class (STDFX)	7-30-2010	–	–	–	-17.63	6.81	11.33	1.09	0.95
Institutional Class (STNFX)	7-30-2010	–	–	–	-17.46	7.02	11.58	0.84	0.75
Russell 1000® Growth Index[3]	–	–	–	–	-16.02	11.22	14.53	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.07% for Class A, 1.82% for Class C, 1.32% for Class R, 0.80% for Class R4, 0.65% for Class R6, 0.95% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Large Cap Growth Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of January 31, 2023[1]
Microsoft Corporation	9.81
Apple Incorporated	8.35
Amazon.com Incorporated	5.61
Alphabet Incorporated Class A	5.12
MasterCard Incorporated Class A	3.95
The TJX Companies Incorporated	2.72
UnitedHealth Group Incorporated	2.51
Boston Scientific Corporation	2.39
Copart Incorporated	2.28
NVIDIA Corporation	2.25
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of January 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Large Cap Growth Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2022 to January 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2022	Ending account value 1-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 959.04	$5.28	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45	1.07%
Class C
Actual	$1,000.00	$ 955.52	$8.97	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25	1.82%
Class R
Actual	$1,000.00	$ 957.76	$6.51	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72	1.32%
Class R4
Actual	$1,000.00	$ 960.14	$3.95	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Class R6
Actual	$1,000.00	$ 961.08	$3.21	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$ 959.50	$4.69	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Institutional Class
Actual	$1,000.00	$ 960.70	$3.71	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Large Cap Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Common stocks: 98.18%
Communication services: 8.37%
Entertainment: 0.47%
Netflix Incorporated †	9,754	$ 3,451,550
Interactive media & services: 7.25%
Alphabet Incorporated Class A †	384,396	37,993,701
Alphabet Incorporated Class C †	121,094	12,093,658
Meta Platforms Incorporated Class A †	25,145	3,745,851
		53,833,210
Wireless telecommunication services: 0.65%
T-Mobile US Incorporated †	32,155	4,801,063
Consumer discretionary: 17.84%
Hotels, restaurants & leisure: 3.47%
Airbnb Incorporated Class A †	36,804	4,089,292
Chipotle Mexican Grill Incorporated †	9,732	16,022,570
Starbucks Corporation	51,389	5,608,595
		25,720,457
Internet & direct marketing retail: 5.75%
Amazon.com Incorporated †	403,543	41,617,390
MercadoLibre Incorporated †	912	1,077,701
		42,695,091
Specialty retail: 6.85%
AutoZone Incorporated †	1,074	2,619,325
O'Reilly Automotive Incorporated †	9,842	7,798,309
The Home Depot Incorporated	25,328	8,210,578
The TJX Companies Incorporated	246,321	20,163,837
Ulta Beauty Incorporated †	23,466	12,060,585
		50,852,634
Textiles, apparel & luxury goods: 1.77%
lululemon athletica Incorporated †	18,128	5,563,121
Nike Incorporated Class B	59,255	7,544,939
		13,108,060
Consumer staples: 2.72%
Beverages: 1.13%
Constellation Brands Incorporated Class A	36,219	8,385,423
Food & staples retailing: 1.24%
Sysco Corporation	119,179	9,231,605
Personal products: 0.35%
The Estee Lauder Companies Incorporated Class A	9,338	2,587,373
Energy: 0.36%
Oil, gas & consumable fuels: 0.36%
Hess Corporation	17,847	2,679,906
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  9

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Financials: 5.60%
Capital markets: 4.82%
BlackRock Incorporated	8,609	$ 6,536,039
CME Group Incorporated	71,584	12,646,029
Intercontinental Exchange Incorporated	30,239	3,252,204
The Charles Schwab Corporation	171,743	13,296,343
		35,730,615
Insurance: 0.78%
Progressive Corporation	42,490	5,793,512
Health care: 15.70%
Biotechnology: 3.29%
Alnylam Pharmaceuticals Incorporated †	31,599	7,154,014
BioMarin Pharmaceutical Incorporated †	40,064	4,621,382
Seagen Incorporated †	13,260	1,849,505
Vertex Pharmaceuticals Incorporated †	33,392	10,788,955
		24,413,856
Health care equipment & supplies: 5.72%
Abbott Laboratories	39,836	4,403,870
Boston Scientific Corporation †	383,239	17,724,804
Intuitive Surgical Incorporated †	23,604	5,799,267
Stryker Corporation	57,151	14,505,495
		42,433,436
Health care providers & services: 3.16%
Cardinal Health Incorporated	62,582	4,834,460
UnitedHealth Group Incorporated	37,274	18,606,808
		23,441,268
Health care technology: 0.75%
Veeva Systems Incorporated Class A †	32,749	5,585,342
Life sciences tools & services: 1.98%
Agilent Technologies Incorporated	66,896	10,173,544
Thermo Fisher Scientific Incorporated	8,020	4,574,047
		14,747,591
Pharmaceuticals: 0.80%
Eli Lilly & Company	9,487	3,264,951
Zoetis Incorporated	16,141	2,671,174
		5,936,125
Industrials: 8.08%
Aerospace & defense: 0.30%
TransDigm Group Incorporated	3,127	2,244,404
Air freight & logistics: 1.85%
United Parcel Service Incorporated Class B	73,990	13,705,168
Building products: 0.23%
Johnson Controls International plc	24,785	1,724,292
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Large Cap Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Commercial services & supplies: 2.28%
Copart Incorporated †	253,656	$ 16,896,026
Machinery: 1.11%
Fortive Corporation	121,761	8,283,401
Road & rail: 2.31%
CSX Corporation	152,282	4,708,559
J.B. Hunt Transport Services Incorporated	23,729	4,485,967
Uber Technologies Incorporated †	74,048	2,290,305
Union Pacific Corporation	27,629	5,641,566
		17,126,397
Information technology: 36.15%
IT services: 7.60%
MasterCard Incorporated Class A	79,022	29,285,553
PayPal Holdings Incorporated †	132,441	10,792,617
Visa Incorporated Class A	70,711	16,278,379
		56,356,549
Semiconductors & semiconductor equipment: 5.53%
Advanced Micro Devices Incorporated †	54,083	4,064,337
Enphase Energy Incorporated †	2,314	512,273
Marvell Technology Incorporated	48,936	2,111,588
Microchip Technology Incorporated	167,185	12,976,900
NVIDIA Corporation	85,637	16,730,901
Qualcomm Incorporated	34,967	4,657,954
		41,053,953
Software: 14.67%
Crowdstrike Holdings Incorporated Class A †	15,927	1,686,669
Intuit Incorporated	21,205	8,962,717
Microsoft Corporation	293,907	72,833,094
Oracle Corporation	77,763	6,878,915
Palo Alto Networks Incorporated †	49,882	7,913,280
ServiceNow Incorporated †	17,549	7,987,076
Workday Incorporated Class A †	14,502	2,631,098
		108,892,849
Technology hardware, storage & peripherals: 8.35%
Apple Incorporated	429,448	61,965,052
Materials: 1.52%
Chemicals: 1.52%
Linde plc	34,102	11,285,717
Real estate: 1.84%
Equity REITs: 1.00%
Equinix Incorporated	2,874	2,121,386
SBA Communications Corporation	17,958	5,343,044
		7,464,430
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  11

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Real estate management & development: 0.84%
CBRE Group Incorporated Class A †	72,651	$ 6,212,387
Total Common stocks (Cost $393,394,802)		728,638,742

		Yield
Short-term investments: 0.94%
Investment companies: 0.94%
Allspring Government Money Market Fund Select Class ♠∞		4.16%	6,986,243	6,986,243
Total Short-term investments (Cost $6,986,243)				6,986,243
Total investments in securities (Cost $400,381,045)	99.12%			735,624,985
Other assets and liabilities, net	0.88			6,555,754
Total net assets	100.00%			$742,180,739

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$13,554,667	$101,110,019	$(107,678,443)	$ 0	$0	$ 6,986,243	6,986,243	$ 266,142
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	404,600	(404,640)	40	0	0	0	233 #
				$40	$0	$6,986,243		$266,375

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Large Cap Growth Fund

Statement of assets and liabilities—January 31, 2023 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $393,394,802)	$ 728,638,742
Investments in affiliated securities, at value (cost $6,986,243)	6,986,243
Receivable for investments sold	10,510,429
Receivable for Fund shares sold	111,810
Receivable for dividends	110,880
Prepaid expenses and other assets	71,479
Total assets	746,429,583
Liabilities
Payable for investments purchased	3,000,995
Payable for Fund shares redeemed	520,295
Management fee payable	346,689
Administration fees payable	91,701
Trustees’ fees and expenses payable	6,837
Distribution fees payable	1,928
Accrued expenses and other liabilities	280,399
Total liabilities	4,248,844
Total net assets	$742,180,739
Net assets consist of
Paid-in capital	$ 388,814,665
Total distributable earnings	353,366,074
Total net assets	$742,180,739
Computation of net asset value and offering price per share
Net assets – Class A	$ 445,176,912
Shares outstanding – Class A1	13,746,833
Net asset value per share – Class A	$32.38
Maximum offering price per share – Class A2	$34.36
Net assets – Class C	$ 2,453,323
Shares outstanding – Class C1	95,660
Net asset value per share – Class C	$25.65
Net assets – Class R	$ 2,102,837
Shares outstanding – Class R1	69,178
Net asset value per share – Class R	$30.40
Net assets – Class R4	$ 15,476
Shares outstanding – Class R4[1]	450
Net asset value per share – Class R4	$34.39
Net assets – Class R6	$ 206,242,647
Shares outstanding – Class R6[1]	5,883,218
Net asset value per share – Class R6	$35.06
Net assets – Administrator Class	$ 53,847,191
Shares outstanding – Administrator Class[1]	1,617,023
Net asset value per share – Administrator Class	$33.30
Net assets – Institutional Class	$ 32,342,353
Shares outstanding – Institutional Class[1]	932,723
Net asset value per share – Institutional Class	$34.68
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  13

Statement of operations—six months ended January 31, 2023 (unaudited)

Investment income
Dividends	$ 3,242,476
Income from affiliated securities	266,304
Total investment income	3,508,780
Expenses
Management fee	2,600,370
Administration fees
Class A	472,459
Class C	2,774
Class R	2,253
Class R4	6
Class R6	30,753
Administrator Class	35,686
Institutional Class	24,132
Shareholder servicing fees
Class A	561,496
Class C	3,287
Class R	2,475
Class R4	8
Administrator Class	68,534
Distribution fees
Class C	9,863
Class R	2,475
Custody and accounting fees	27,733
Professional fees	24,293
Registration fees	46,059
Shareholder report expenses	28,135
Trustees’ fees and expenses	11,026
Other fees and expenses	8,755
Total expenses	3,962,572
Less: Fee waivers and/or expense reimbursements
Fund-level	(339,147)
Class A	(67,232)
Class C	(331)
Class R6	(21,203)
Administrator Class	(19,082)
Institutional Class	(3,710)
Net expenses	3,511,867
Net investment loss	(3,087)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	23,280,448
Affiliated securities	40
Net realized gains on investments	23,280,488
Net change in unrealized gains (losses) on investments	(58,144,973)
Net realized and unrealized gains (losses) on investments	(34,864,485)
Net decrease in net assets resulting from operations	$(34,867,572)
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Large Cap Growth Fund

Statement of changes in net assets

	Six months ended January 31, 2023 (unaudited)		Year ended July 31, 2022
Operations
Net investment loss		$ (3,087)		$ (4,018,264)
Net realized gains on investments		23,280,488		129,735,058
Net change in unrealized gains (losses) on investments		(58,144,973)		(357,443,950)
Net decrease in net assets resulting from operations		(34,867,572)		(231,727,156)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(44,292,446)		(94,969,340)
Class C		(313,544)		(885,940)
Class R		(216,039)		(440,556)
Class R4		(1,433)		(2,756)
Class R6		(19,033,722)		(47,295,062)
Administrator Class		(5,257,541)		(11,436,683)
Institutional Class		(3,236,556)		(11,138,623)
Total distributions to shareholders		(72,351,281)		(166,168,960)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	181,287	5,775,402	208,098	9,675,849
Class C	9,010	256,587	14,823	602,775
Class R	4,012	131,872	24,867	948,090
Class R6	412,433	15,680,800	279,638	13,594,825
Administrator Class	21,421	753,664	44,131	1,918,024
Institutional Class	89,851	3,122,944	303,730	16,712,575
		25,721,269		43,452,138
Reinvestment of distributions
Class A	1,378,131	43,052,757	1,893,114	92,137,889
Class C	12,658	313,544	22,198	885,940
Class R	7,146	209,670	8,564	394,893
Class R4	43	1,433	54	2,756
Class R6	543,092	18,356,494	873,534	45,458,706
Administrator Class	163,684	5,257,541	229,215	11,426,420
Institutional Class	93,398	3,123,225	196,289	10,126,530
		70,314,664		160,433,134
Payment for shares redeemed
Class A	(910,006)	(30,424,164)	(1,510,134)	(67,884,626)
Class C	(30,598)	(883,233)	(68,591)	(2,691,286)
Class R	(16,981)	(604,013)	(14,112)	(558,622)
Class R6	(438,360)	(16,021,506)	(2,266,673)	(110,291,919)
Administrator Class	(127,709)	(4,424,657)	(241,347)	(11,229,775)
Institutional Class	(343,684)	(12,179,867)	(754,103)	(34,467,686)
		(64,537,440)		(227,123,914)
Net increase (decrease) in net assets resulting from capital share transactions		31,498,493		(23,238,642)
Total decrease in net assets		(75,720,360)		(421,134,758)
Net assets
Beginning of period		817,901,099		1,239,035,857
End of period		$742,180,739		$ 817,901,099
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class A	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$37.58	$55.05	$49.63	$44.23	$52.01	$50.10
Net investment loss	(0.02) [1]	(0.24) [1]	(0.25) [1]	(0.11) [1]	(0.03) [1]	(0.08) [1]
Net realized and unrealized gains (losses) on investments	(1.66)	(9.43)	12.60	9.66	3.47	12.56
Total from investment operations	(1.68)	(9.67)	12.35	9.55	3.44	12.48
Distributions to shareholders from
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Net asset value, end of period	$32.38	$37.58	$55.05	$49.63	$44.23	$52.01
Total return[2]	(4.10)%	(20.79)%	27.25%	23.51%	11.00%	27.98%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.17%	1.17%	1.18%	1.18%	1.17%
Net expenses	1.07%	1.04%	1.05%	1.05%	1.07%	1.07%
Net investment loss	(0.14)%	(0.52)%	(0.53)%	(0.24)%	(0.07)%	(0.16)%
Supplemental data
Portfolio turnover rate	25%	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$445,177	$492,177	$688,523	$587,771	$529,110	$534,694

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class C	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$30.66	$46.65	$43.32	$39.41	$47.97	$47.25
Net investment loss	(0.12) [1]	(0.49) [1]	(0.56) [1]	(0.38) [1]	(0.32) [1]	(0.31) [1]
Net realized and unrealized gains (losses) on investments	(1.37)	(7.70)	10.82	8.44	2.98	11.60
Total from investment operations	(1.49)	(8.19)	10.26	8.06	2.66	11.29
Distributions to shareholders from
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Net asset value, end of period	$25.65	$30.66	$46.65	$43.32	$39.41	$47.97
Total return[2]	(4.45)%	(21.42)%	26.28%	22.57%	10.17%	27.03%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.92%	1.92%	1.93%	1.93%	1.92%
Net expenses	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%
Net investment loss	(0.88)%	(1.29)%	(1.29)%	(1.00)%	(0.80)%	(0.90)%
Supplemental data
Portfolio turnover rate	25%	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$2,453	$3,207	$6,351	$9,918	$11,504	$15,586

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$35.55	$52.61	$47.81	$42.86	$50.89	$49.34
Net investment loss	(0.06) [1]	(0.32) [1]	(0.37) [1]	(0.20) [1]	(0.13) [1]	(0.20) [1]
Net realized and unrealized gains (losses) on investments	(1.57)	(8.94)	12.10	9.30	3.32	12.32
Total from investment operations	(1.63)	(9.26)	11.73	9.10	3.19	12.12
Distributions to shareholders from
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Net asset value, end of period	$30.40	$35.55	$52.61	$47.81	$42.86	$50.89
Total return[2]	(4.22)%	(20.99)%	26.97%	23.16%	10.74%	27.65%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.33%	1.33%	1.41%	1.42%	1.42%
Net expenses	1.32%	1.28%	1.29%	1.32%	1.32%	1.32%
Net investment loss	(0.38)%	(0.75)%	(0.77)%	(0.49)%	(0.29)%	(0.40)%
Supplemental data
Portfolio turnover rate	25%	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$2,103	$2,666	$2,929	$3,322	$4,499	$5,661

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R4	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$39.62	$57.50	$51.43	$45.72	$53.23	$50.94
Net investment income (loss)	0.02 [1]	(0.13) [1]	(0.15) [1]	0.02 [1]	0.11 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	(1.73)	(9.95)	13.15	9.91	3.60	12.81
Total from investment operations	(1.71)	(10.08)	13.00	9.93	3.71	12.86
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.07)	0.00	0.00
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Total distributions to shareholders	(3.52)	(7.80)	(6.93)	(4.22)	(11.22)	(10.57)
Net asset value, end of period	$34.39	$39.62	$57.50	$51.43	$45.72	$53.23
Total return[2]	(3.99)%	(20.60)%	27.56%	23.59%	11.32%	28.31%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.88%	0.86%	0.90%	0.90%	0.90%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	0.13%	(0.27)%	(0.28)%	0.05%	0.24%	0.10%
Supplemental data
Portfolio turnover rate	25%	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$15	$16	$20	$18	$896	$2,089

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R6	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$40.28	$58.26	$51.95	$46.06	$53.49	$51.12
Net investment income (loss)	0.05 [1]	(0.06) [1]	(0.08) [1]	0.08 [1]	0.16 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	(1.75)	(10.12)	13.32	10.09	3.65	12.85
Total from investment operations	(1.70)	(10.18)	13.24	10.17	3.81	12.99
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.13)	(0.02)	(0.05)
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Total distributions to shareholders	(3.52)	(7.80)	(6.93)	(4.28)	(11.24)	(10.62)
Net asset value, end of period	$35.06	$40.28	$58.26	$51.95	$46.06	$53.49
Total return[2]	(3.89)%	(20.49)%	27.76%	24.03%	11.46%	28.51%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.74%	0.74%	0.75%	0.75%	0.75%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	0.28%	(0.13)%	(0.13)%	0.17%	0.35%	0.27%
Supplemental data
Portfolio turnover rate	25%	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$206,243	$216,150	$377,470	$327,584	$326,990	$327,943

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Administrator Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$38.51	$56.18	$50.47	$44.87	$52.54	$50.46
Net investment income (loss)	(0.00) [1,2]	(0.20)	(0.23)	(0.07)	0.02	(0.01)
Net realized and unrealized gains (losses) on investments	(1.69)	(9.67)	12.87	9.83	3.53	12.66
Total from investment operations	(1.69)	(9.87)	12.64	9.76	3.55	12.65
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	0.00	0.00
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Total distributions to shareholders	(3.52)	(7.80)	(6.93)	(4.16)	(11.22)	(10.57)
Net asset value, end of period	$33.30	$38.51	$56.18	$50.47	$44.87	$52.54
Total return[3]	(4.05)%	(20.72)%	27.38%	23.63%	11.14%	28.14%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.09%	1.09%	1.10%	1.10%	1.09%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	(0.02)%	(0.42)%	(0.43)%	(0.14)%	0.05%	(0.03)%
Supplemental data
Portfolio turnover rate	25%	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$53,847	$60,062	$85,825	$79,334	$67,158	$79,154

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Institutional Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$39.90	$57.83	$51.67	$45.84	$53.31	$51.00
Net investment income (loss)	0.03 [1]	(0.11) [1]	(0.12) [1]	0.03 [1]	0.12 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(1.73)	(10.02)	13.21	10.04	3.63	12.80
Total from investment operations	(1.70)	(10.13)	13.09	10.07	3.75	12.90
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.09)	0.00	(0.02)
Net realized gains	(3.52)	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Total distributions to shareholders	(3.52)	(7.80)	(6.93)	(4.24)	(11.22)	(10.59)
Net asset value, end of period	$34.68	$39.90	$57.83	$51.67	$45.84	$53.31
Total return[2]	(3.93)%	(20.57)%	27.61%	23.89%	11.37%	28.37%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.84%	0.84%	0.85%	0.85%	0.84%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	0.18%	(0.22)%	(0.23)%	0.07%	0.26%	0.18%
Supplemental data
Portfolio turnover rate	25%	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$32,342	$43,622	$77,917	$72,681	$80,194	$95,809

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Large Cap Growth Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Cap Growth Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.

Allspring Large Cap Growth Fund  |  23

Notes to financial statements (unaudited)
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2023, the aggregate cost of all investments for federal income tax purposes was $400,381,045 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$340,101,299
Gross unrealized losses	(4,857,359)
Net unrealized gains	$335,243,940
As of July 31, 2022, the Fund had a qualified late-year ordinary loss of $1,787,517 which was recognized on the first day of the current fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Allspring Large Cap Growth Fund

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 62,085,823	$0	$0	$ 62,085,823
Consumer discretionary	132,376,242	0	0	132,376,242
Consumer staples	20,204,401	0	0	20,204,401
Energy	2,679,906	0	0	2,679,906
Financials	41,524,127	0	0	41,524,127
Health care	116,557,618	0	0	116,557,618
Industrials	59,979,688	0	0	59,979,688
Information technology	268,268,403	0	0	268,268,403
Materials	11,285,717	0	0	11,285,717
Real estate	13,676,817	0	0	13,676,817
Short-term investments
Investment companies	6,986,243	0	0	6,986,243
Total assets	$735,624,985	$0	$0	$735,624,985
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended January 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the six months ended January 31, 2023, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Allspring Large Cap Growth Fund  |  25

Notes to financial statements (unaudited)
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R4	0.08
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of January 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.07%
Class C	1.82
Class R	1.32
Class R4	0.80
Class R6	0.65
Administrator Class	0.95
Institutional Class	0.75
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to

26  |  Allspring Large Cap Growth Fund

Notes to financial statements (unaudited)
receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended January 31, 2023, Allspring Funds Distributor received $267 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended January 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate up to 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended January 31, 2023 were $179,954,574 and $216,416,169, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of January 31, 2023, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the six months ended January 31, 2023, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Large Cap Growth Fund  |  27

Notes to financial statements (unaudited)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28  |  Allspring Large Cap Growth Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Large Cap Growth Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Allspring Large Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Large Cap Growth Fund  |  31

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32  |  Allspring Large Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-02092023-zdesq57j 03-23
SAR3354 01-23

Semi-Annual Report
January 31, 2023
Allspring
Large Company Value Fund

The views expressed and any forward-looking statements are as of January 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Large Company Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Large Company Value Fund for the six-month period that ended January 31, 2023. Globally, stocks and bonds experienced heightened volatility through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the six-month period, stocks and bonds had mixed results, with non-U.S. equities––both developed market and emerging market––outperforming U.S. stocks overall. Bonds––both U.S. and non-U.S.––struggled to cope with sustained aggressive interest rate increases. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.44%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.63%, while the MSCI EM Index (Net) (USD)3 gained 4.92%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 0.73%, and the ICE BofA U.S. High Yield Index7 returned 1.27%.
The Russia-Ukraine war, high inflation, and central bank rate hikes rocked markets
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“August was yet another broadly challenging month for financial markets, with more red ink flowing.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Large Company Value Fund

Letter to shareholders (unaudited)
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, expectations grew regarding an impending easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, with a 10.6% annual increase in October, Germany’s producer prices decreased 4.2% annually, signaling a possible decline in inflationary pressures. Meanwhile, U.S. inflation continued to moderate, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
The year 2023 began with a broad rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many additional rate hikes it will announce before reaching the peak (“terminal”) rate, expected to be above 5%. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Large Company Value Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Large Company Value Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Ryan Brown, CFA®‡, Harindra de Silva, Ph.D., CFA®‡

Average annual total returns (%) as of January 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WLCAX)	3-31-2008	-7.70	6.16	9.01	-2.04	7.43	9.65	0.96	0.83
Class C (WFLVX)	3-31-2008	-3.78	6.62	9.00	-2.78	6.62	9.00	1.71	1.58
Class R6 (WTLVX)[3]	4-7-2017	–	–	–	-1.67	7.88	10.12	0.53	0.40
Administrator Class (WWIDX)	12-31-2001	–	–	–	-2.03	7.50	9.79	0.88	0.75
Institutional Class (WLCIX)	3-31-2008	–	–	–	-1.78	7.77	10.05	0.63	0.50
Russell 1000® Value Index[4]	–	–	–	–	-0.43	6.94	10.15	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.83% for Class A, 1.58% for Class C, 0.40% for Class R6, 0.75% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Large Company Value Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of January 31, 2023[1]
Berkshire Hathaway Incorporated Class B	3.76
JPMorgan Chase & Company	3.00
Exxon Mobil Corporation	2.99
Linde plc	2.75
S&P Global Incorporated	2.75
AT&T Incorporated	2.53
NextEra Energy Incorporated	2.49
Bank of America Corporation	2.29
Realty Income Corporation	2.28
Elevance Health Incorporated	2.22
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of January 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Large Company Value Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2022 to January 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2022	Ending account value 1-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,034.31	$4.26	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Class C
Actual	$1,000.00	$1,031.08	$8.09	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03	1.58%
Class R6
Actual	$1,000.00	$1,036.54	$2.05	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Administrator Class
Actual	$1,000.00	$1,035.05	$3.80	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Institutional Class
Actual	$1,000.00	$1,035.91	$2.57	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Large Company Value Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Common stocks: 97.70%
Communication services: 5.42%
Diversified telecommunication services: 2.55%
AT&T Incorporated	288,766	$ 5,882,163
Verizon Communications Incorporated	1,146	47,639
		5,929,802
Entertainment: 0.37%
Spotify Technology SA †	996	112,269
The Walt Disney Company †	6,871	745,435
		857,704
Interactive media & services: 0.98%
Meta Platforms Incorporated Class A †	15,218	2,267,025
Media: 1.09%
Comcast Corporation Class A	55,799	2,195,691
DISH Network Corporation Class A †	23,179	333,546
		2,529,237
Wireless telecommunication services: 0.43%
T-Mobile US Incorporated †	6,668	995,599
Consumer discretionary: 5.30%
Automobiles: 1.29%
General Motors Company	75,858	2,982,737
Distributors: 0.02%
LKQ Corporation	716	42,215
Diversified consumer services: 0.20%
Graham Holdings Company Class B	716	467,770
Hotels, restaurants & leisure: 1.72%
Bloomin' Brands Incorporated	44,784	1,086,012
Marriott International Incorporated Class A	14,625	2,547,383
Travel Leisure Company	8,478	359,213
		3,992,608
Internet & direct marketing retail: 0.02%
Amazon.com Incorporated †	452	46,615
Multiline retail: 0.15%
Macy's Incorporated	14,410	340,508
Specialty retail: 1.90%
Advance Auto Parts Incorporated	2,589	394,253
AutoZone Incorporated †	366	892,619
O'Reilly Automotive Incorporated †	3,480	2,757,378
Signet Jewelers Limited	4,706	361,468
		4,405,718
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  9

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Consumer staples: 8.25%
Food & staples retailing: 2.54%
Costco Wholesale Corporation	5,846	$ 2,988,124
The Kroger Company	2,910	129,873
Walmart Incorporated	19,218	2,764,894
		5,882,891
Food products: 2.22%
Cal-Maine Foods Incorporated	49,861	2,853,046
General Mills Incorporated	3,832	300,276
Mondelez International Incorporated Class A	28,581	1,870,341
The Hershey Company	606	136,108
		5,159,771
Household products: 0.18%
Colgate-Palmolive Company	5,549	413,567
Personal products: 0.96%
The Estee Lauder Companies Incorporated Class A	8,034	2,226,061
Tobacco: 2.35%
Altria Group Incorporated	63,931	2,879,452
Philip Morris International Incorporated	19,375	2,019,650
Vector Group Limited	41,989	543,758
		5,442,860
Energy: 7.75%
Oil, gas & consumable fuels: 7.75%
Chevron Corporation	18,663	3,247,735
Delek US Holdings Incorporated	94,487	2,528,472
Exxon Mobil Corporation	59,721	6,928,233
Hess Corporation	15,403	2,312,914
Kinder Morgan Incorporated	23,680	433,344
Phillips 66	19,545	1,959,777
Targa Resources Corporation	7,489	561,825
		17,972,300
Financials: 18.17%
Banks: 7.67%
Bank of America Corporation	149,600	5,307,808
Bank of N.T. Butterfield & Son Limited	14,594	466,424
Citigroup Incorporated	85,581	4,469,040
Glacier Bancorp Incorporated	2,025	92,320
JPMorgan Chase & Company	49,614	6,943,975
Park National Corporation	623	78,031
PNC Financial Services Group Incorporated	2,574	425,817
		17,783,415
Capital markets: 3.36%
Bank of New York Mellon Corporation	11,558	584,488
BlackRock Incorporated	521	395,548
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Large Company Value Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Capital markets (continued)
Intercontinental Exchange Incorporated	4,107	$ 441,708
S&P Global Incorporated	17,032	6,385,978
		7,807,722
Diversified financial services: 3.92%
Berkshire Hathaway Incorporated Class B †	27,963	8,711,034
Jackson Financial Incorporation Class A	8,470	373,019
		9,084,053
Insurance: 3.22%
AFLAC Incorporated	31,482	2,313,927
Arthur J. Gallagher & Company	20,970	4,104,248
Chubb Limited	2,245	510,715
Loews Corporation	492	30,248
Progressive Corporation	355	48,404
Reinsurance Group of America Incorporated	2,982	452,578
		7,460,120
Health care: 17.55%
Biotechnology: 3.61%
Biogen Incorporated †	8,347	2,428,142
Gilead Sciences Incorporated	35,764	3,002,030
Neurocrine Biosciences Incorporated †	19,896	2,207,063
Sage Therapeutics Incorporated †	16,696	740,301
		8,377,536
Health care equipment & supplies: 2.23%
Baxter International Incorporated	618	28,236
Boston Scientific Corporation †	11,680	540,200
GE HealthCare Technology †	3,996	277,802
Medtronic plc	51,600	4,318,404
		5,164,642
Health care providers & services: 5.11%
Cigna Corporation	9,410	2,979,865
Elevance Health Incorporated	10,296	5,147,897
HCA Healthcare Incorporated	11,807	3,011,611
Humana Incorporated	1,367	699,494
		11,838,867
Life sciences tools & services: 2.19%
Danaher Corporation	8,570	2,265,737
Syneos Health Incorporated †	78,237	2,810,273
		5,076,010
Pharmaceuticals: 4.41%
Eli Lilly & Company	2,125	731,319
Johnson & Johnson	5,640	921,689
Merck & Company Incorporated	3,931	422,229
Organon & Company	69,145	2,083,339
Pfizer Incorporated	62,740	2,770,598
Viatris Incorporated	272,153	3,309,380
		10,238,554
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  11

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Industrials: 7.66%
Aerospace & defense: 2.72%
General Dynamics Corporation	11,911	$ 2,775,978
Northrop Grumman Corporation	7,902	3,540,412
		6,316,390
Air freight & logistics: 1.69%
United Parcel Service Incorporated Class B	21,213	3,929,284
Airlines: 0.52%
United Airlines Holdings Incorporated †	24,634	1,206,081
Commercial services & supplies: 0.73%
ADT Incorporated	7,483	65,775
Cintas Corporation	2,501	1,109,794
Waste Management Incorporated	3,303	511,073
		1,686,642
Electrical equipment: 0.83%
Vertiv Holdings Company	134,788	1,916,685
Industrial conglomerates: 0.06%
Honeywell International Incorporated	660	137,597
Professional services: 0.37%
Leidos Holdings Incorporated	5,141	508,136
TransUnion	4,737	339,880
		848,016
Road & rail: 0.74%
Norfolk Southern Corporation	6,963	1,711,575
Information technology: 9.95%
Communications equipment: 2.39%
Cisco Systems Incorporated	89,483	4,355,138
CommScope Holdings Incorporated †	141,854	1,191,574
		5,546,712
Electronic equipment, instruments & components: 1.02%
Vishay Intertechnology Incorporated	81,472	1,864,894
Vontier Corporation	22,018	507,075
		2,371,969
IT services: 1.01%
FleetCor Technologies Incorporated †	5,223	1,090,615
StoneCo Limited Class A †	38,438	428,968
The Western Union Company	11,857	168,014
Visa Incorporated Class A	2,519	579,899
WEX Incorporated †	426	78,797
		2,346,293
Semiconductors & semiconductor equipment: 1.43%
Intel Corporation	60,917	1,721,514
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Large Company Value Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Qorvo Incorporated †	982	$ 106,704
Skyworks Solutions Incorporated	13,473	1,477,584
		3,305,802
Software: 3.27%
Autodesk Incorporated †	8,803	1,894,053
NCR Corporation †	34,630	949,555
Roper Technologies Incorporated	3,148	1,343,409
Salesforce.com Incorporated †	15,914	2,673,075
Teradata Corporation †	20,562	717,203
		7,577,295
Technology hardware, storage & peripherals: 0.83%
Apple Incorporated	13,329	1,923,241
Materials: 4.85%
Chemicals: 4.04%
Air Products & Chemicals Incorporated	9,322	2,987,794
Linde plc	19,298	6,386,480
		9,374,274
Containers & packaging: 0.81%
AptarGroup Incorporated	1,455	168,256
O-I Glass Incorporated †	60,333	1,161,410
WestRock Company	13,820	542,297
		1,871,963
Real estate: 6.64%
Equity REITs: 6.64%
Alexandria Real Estate Equities Incorporated	21,958	3,529,529
American Homes 4 Rent Class A	70,293	2,410,347
Equinix Incorporated	739	545,478
Public Storage Incorporated	4,261	1,296,793
Realty Income Corporation	77,817	5,278,327
Rexford Industrial Realty Incorporated	31,622	2,007,048
Weyerhaeuser Company	9,419	324,296
		15,391,818
Utilities: 6.16%
Electric utilities: 3.13%
American Electric Power Company Incorporated	717	67,369
Duke Energy Corporation	12,969	1,328,674
NextEra Energy Incorporated	77,322	5,770,541
NRG Energy Incorporated	2,655	90,854
		7,257,438
Gas utilities: 2.24%
Atmos Energy Corporation	34,707	4,079,461
Brookfield Infrastructure Corporation Class A	24,836	1,098,248
		5,177,709
Independent power & renewable electricity producers: 0.19%
Vistra Energy Corporation	19,416	447,733
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  13

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Multi-utilities: 0.60%
Dominion Energy Incorporated	18,156	$ 1,155,448
Public Service Enterprise Group Incorporated	3,795	235,024
		1,390,472
Total Common stocks (Cost $211,286,072)		226,520,896

		Yield
Short-term investments: 1.94%
Investment companies: 1.94%
Allspring Government Money Market Fund Select Class ♠∞		4.16%	4,488,853	4,488,853
Total Short-term investments (Cost $4,488,853)				4,488,853
Total investments in securities (Cost $215,774,925)	99.64%			231,009,749
Other assets and liabilities, net	0.36			845,665
Total net assets	100.00%			$231,855,414

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,030,286	$14,346,071	$(15,887,504)	$0	$0	$ 4,488,853	4,488,853	$ 89,614
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	927,750	(927,750)	0	0	0	0	391 #
				$0	$0	$4,488,853		$90,005

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	24	3-17-2023	$4,764,504	$4,908,000	$143,496	$0
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Large Company Value Fund

Statement of assets and liabilities—January 31, 2023 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $211,286,072)	$ 226,520,896
Investments in affiliated securities, at value (cost $4,488,853)	4,488,853
Cash	185
Cash at broker segregated for futures contracts	721,000
Receivable for dividends	268,658
Receivable for daily variation margin on open futures contracts	69,000
Receivable for Fund shares sold	32,335
Prepaid expenses and other assets	89,547
Total assets	232,190,474
Liabilities
Payable for Fund shares redeemed	144,503
Management fee payable	52,923
Shareholder servicing fees payable	47,098
Administration fees payable	39,454
Trustees’ fees and expenses payable	4,575
Distribution fee payable	1,955
Accrued expenses and other liabilities	44,552
Total liabilities	335,060
Total net assets	$231,855,414
Net assets consist of
Paid-in capital	$ 223,054,154
Total distributable earnings	8,801,260
Total net assets	$231,855,414
Computation of net asset value and offering price per share
Net assets – Class A	$ 212,318,421
Shares outstanding – Class A1	17,097,774
Net asset value per share – Class A	$12.42
Maximum offering price per share – Class A2	$13.18
Net assets – Class C	$ 2,951,420
Shares outstanding – Class C1	226,735
Net asset value per share – Class C	$13.02
Net assets – Class R6	$ 930,015
Shares outstanding – Class R6[1]	74,418
Net asset value per share – Class R6	$12.50
Net assets – Administrator Class	$ 10,562,109
Shares outstanding – Administrator Class[1]	838,234
Net asset value per share – Administrator Class	$12.60
Net assets – Institutional Class	$ 5,093,449
Shares outstanding – Institutional Class[1]	406,730
Net asset value per share – Institutional Class	$12.52
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  15

Statement of operations—six months ended January 31, 2023 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $541)	$ 2,598,302
Income from affiliated securities	91,028
Total investment income	2,689,330
Expenses
Management fee	447,693
Administration fees
Class A	215,481
Class C	2,736
Class R6	129
Administrator Class	6,732
Institutional Class	3,123
Shareholder servicing fees
Class A	256,525
Class C	3,257
Administrator Class	12,760
Distribution fee
Class C	9,772
Custody and accounting fees	10,044
Professional fees	24,365
Registration fees	35,381
Shareholder report expenses	21,051
Trustees’ fees and expenses	11,026
Other fees and expenses	8,860
Total expenses	1,068,935
Less: Fee waivers and/or expense reimbursements
Fund-level	(144,122)
Net expenses	924,813
Net investment income	1,764,517
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(631,849)
Futures contracts	143,173
Net realized losses on investments	(488,676)
Net change in unrealized gains (losses) on
Unaffiliated securities	6,763,976
Futures contracts	(382,687)
Net change in unrealized gains (losses) on investments	6,381,289
Net realized and unrealized gains (losses) on investments	5,892,613
Net increase in net assets resulting from operations	$7,657,130
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Large Company Value Fund

Statement of changes in net assets

	Six months ended January 31, 2023 (unaudited)		Year ended July 31, 2022
Operations
Net investment income		$ 1,764,517		$ 3,172,177
Net realized losses on investments		(488,676)		(635,828)
Net change in unrealized gains (losses) on investments		6,381,289		(3,281,183)
Net increase (decrease) in net assets resulting from operations		7,657,130		(744,834)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,464,281)		(69,443,204)
Class C		(7,817)		(251,171)
Class R6		(8,107)		(86,276)
Administrator Class		(77,178)		(4,848,775)
Institutional Class		(43,145)		(1,377,309)
Total distributions to shareholders		(1,600,528)		(76,006,735)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	376,313	4,427,639	543,328	7,419,850
Class C	66,486	827,016	134,741	1,741,851
Class R6	6,103	73,463	109,779	1,464,312
Administrator Class	18,809	228,529	33,271	527,147
Institutional Class	68,744	838,291	152,312	2,120,636
		6,394,938		13,273,796
Reinvestment of distributions
Class A	128,651	1,435,070	5,322,527	67,769,743
Class C	675	7,817	18,878	251,171
Class R6	719	8,107	6,739	86,178
Administrator Class	6,497	73,566	367,797	4,755,104
Institutional Class	3,820	43,145	107,135	1,377,163
		1,567,705		74,239,359
Payment for shares redeemed
Class A	(746,449)	(8,830,152)	(1,973,957)	(27,390,524)
Class C	(22,421)	(283,075)	(22,460)	(319,335)
Class R6	(1,558)	(18,028)	(60,314)	(772,823)
Administrator Class	(47,803)	(578,241)	(463,319)	(5,873,746)
Institutional Class	(46,259)	(556,334)	(112,541)	(1,495,683)
		(10,265,830)		(35,852,111)
Net increase (decrease) in net assets resulting from capital share transactions		(2,303,187)		51,661,044
Total increase (decrease) in net assets		3,753,415		(25,090,525)
Net assets
Beginning of period		228,101,999		253,192,524
End of period		$231,855,414		$228,101,999
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class A	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.10	$17.25	$12.31	$12.92	$14.46	$16.54
Net investment income	0.09	0.17	0.19	0.20	0.24	0.19
Net realized and unrealized gains (losses) on investments	0.32	(0.06)	5.20	(0.53)	(0.15)	1.29
Total from investment operations	0.41	0.11	5.39	(0.33)	0.09	1.48
Distributions to shareholders from
Net investment income	(0.09)	(0.18)	(0.19)	(0.21)	(0.25)	(0.18)
Net realized gains	0.00	(5.08)	(0.26)	(0.07)	(1.38)	(3.38)
Total distributions to shareholders	(0.09)	(5.26)	(0.45)	(0.28)	(1.63)	(3.56)
Net asset value, end of period	$12.42	$12.10	$17.25	$12.31	$12.92	$14.46
Total return[1]	3.43%	(0.51)%	44.41%	(2.49)%	1.44%	9.39%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.94%	0.96%	0.99%	0.97%	0.94%
Net expenses	0.83%	0.81%	0.81%	0.82%	0.83%	0.83%
Net investment income	1.57%	1.28%	1.23%	1.63%	1.84%	1.28%
Supplemental data
Portfolio turnover rate	209%	365%	488%	366%	221%	258%
Net assets, end of period (000s omitted)	$212,318	$209,748	$231,930	$174,028	$196,075	$214,247

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Large Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class C	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.67	$17.84	$12.75	$13.34	$14.81	$16.86
Net investment income	0.07	0.08 [1]	0.07 [1]	0.12 [1]	0.16 [1]	0.08
Net realized and unrealized gains (losses) on investments	0.32	(0.09)	5.40	(0.56)	(0.15)	1.30
Total from investment operations	0.39	(0.01)	5.47	(0.44)	0.01	1.38
Distributions to shareholders from
Net investment income	(0.04)	(0.08)	(0.12)	(0.08)	(0.10)	(0.05)
Net realized gains	0.00	(5.08)	(0.26)	(0.07)	(1.38)	(3.38)
Total distributions to shareholders	(0.04)	(5.16)	(0.38)	(0.15)	(1.48)	(3.43)
Net asset value, end of period	$13.02	$12.67	$17.84	$12.75	$13.34	$14.81
Total return[2]	3.11%	(1.30)%	43.33%	(3.27)%	0.76%	8.49%
Ratios to average net assets (annualized)
Gross expenses	1.71%	1.69%	1.70%	1.74%	1.71%	1.69%
Net expenses	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%
Net investment income	0.83%	0.59%	0.47%	0.92%	1.15%	0.55%
Supplemental data
Portfolio turnover rate	209%	365%	488%	366%	221%	258%
Net assets, end of period (000s omitted)	$2,951	$2,307	$907	$482	$966	$2,926

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R6	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.18	$17.33	$12.37	$13.04	$14.59	$16.66
Net investment income	0.12	0.24 [1]	0.25	0.30	0.30	0.26
Net realized and unrealized gains (losses) on investments	0.31	(0.07)	5.22	(0.57)	(0.14)	1.30
Total from investment operations	0.43	0.17	5.47	(0.27)	0.16	1.56
Distributions to shareholders from
Net investment income	(0.11)	(0.24)	(0.25)	(0.33)	(0.33)	(0.25)
Net realized gains	0.00	(5.08)	(0.26)	(0.07)	(1.38)	(3.38)
Total distributions to shareholders	(0.11)	(5.32)	(0.51)	(0.40)	(1.71)	(3.63)
Net asset value, end of period	$12.50	$12.18	$17.33	$12.37	$13.04	$14.59
Total return[2]	3.65%	(0.10)%	44.94%	(2.09)%	1.92%	9.88%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.51%	0.53%	0.58%	0.55%	0.51%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.00%	1.79%	1.65%	1.69%	2.26%	1.73%
Supplemental data
Portfolio turnover rate	209%	365%	488%	366%	221%	258%
Net assets, end of period (000s omitted)	$930	$842	$224	$151	$20	$23

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Large Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Administrator Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.27	$17.42	$12.44	$13.06	$14.59	$16.66
Net investment income	0.10	0.19	0.20	0.22	0.26	0.20
Net realized and unrealized gains (losses) on investments	0.32	(0.08)	5.24	(0.54)	(0.14)	1.30
Total from investment operations	0.42	0.11	5.44	(0.32)	0.12	1.50
Distributions to shareholders from
Net investment income	(0.09)	(0.18)	(0.20)	(0.23)	(0.27)	(0.19)
Net realized gains	0.00	(5.08)	(0.26)	(0.07)	(1.38)	(3.38)
Total distributions to shareholders	(0.09)	(5.26)	(0.46)	(0.30)	(1.65)	(3.57)
Net asset value, end of period	$12.60	$12.27	$17.42	$12.44	$13.06	$14.59
Total return[1]	3.51%	(0.49)%	44.36%	(2.41)%	1.61%	9.44%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.85%	0.88%	0.91%	0.89%	0.86%
Net expenses	0.74%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.65%	1.31%	1.30%	1.71%	1.93%	1.37%
Supplemental data
Portfolio turnover rate	209%	365%	488%	366%	221%	258%
Net assets, end of period (000s omitted)	$10,562	$10,564	$16,080	$11,813	$13,854	$16,744

[1]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Institutional Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.20	$17.35	$12.38	$13.04	$14.58	$16.65
Net investment income	0.11	0.23 [1]	0.22	0.26	0.29 [1]	0.24
Net realized and unrealized gains (losses) on investments	0.32	(0.08)	5.25	(0.55)	(0.14)	1.30
Total from investment operations	0.43	0.15	5.47	(0.29)	0.15	1.54
Distributions to shareholders from
Net investment income	(0.11)	(0.22)	(0.24)	(0.30)	(0.31)	(0.23)
Net realized gains	0.00	(5.08)	(0.26)	(0.07)	(1.38)	(3.38)
Total distributions to shareholders	(0.11)	(5.30)	(0.50)	(0.37)	(1.69)	(3.61)
Net asset value, end of period	$12.52	$12.20	$17.35	$12.38	$13.04	$14.58
Total return[2]	3.59%	(0.22)%	44.84%	(2.20)%	1.86%	9.77%
Ratios to average net assets (annualized)
Gross expenses	0.63%	0.61%	0.63%	0.66%	0.63%	0.62%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.90%	1.61%	1.56%	1.96%	2.14%	1.60%
Supplemental data
Portfolio turnover rate	209%	365%	488%	366%	221%	258%
Net assets, end of period (000s omitted)	$5,093	$4,641	$4,051	$2,142	$2,948	$17,606

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Large Company Value Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Company Value Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund

Allspring Large Company Value Fund  |  23

Notes to financial statements (unaudited)
and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2023, the aggregate cost of all investments for federal income tax purposes was $215,082,461 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$18,222,483
Gross unrealized losses	(2,151,699)
Net unrealized gains	$16,070,784
As of July 31, 2022, the Fund had current year deferred post-October capital losses consisting of $3,934,173 in short-term capital losses and $779,473 in long-term capital gains which was recognized in the first day of the current fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24  |  Allspring Large Company Value Fund

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 12,579,367	$0	$0	$ 12,579,367
Consumer discretionary	12,278,171	0	0	12,278,171
Consumer staples	19,125,150	0	0	19,125,150
Energy	17,972,300	0	0	17,972,300
Financials	42,135,310	0	0	42,135,310
Health care	40,695,609	0	0	40,695,609
Industrials	17,752,270	0	0	17,752,270
Information technology	23,071,312	0	0	23,071,312
Materials	11,246,237	0	0	11,246,237
Real estate	15,391,818	0	0	15,391,818
Utilities	14,273,352	0	0	14,273,352
Short-term investments
Investment companies	4,488,853	0	0	4,488,853
	231,009,749	0	0	231,009,749
Futures contracts	143,496	0	0	143,496
Total assets	$231,153,245	$0	$0	$231,153,245
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended January 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection

Allspring Large Company Value Fund  |  25

Notes to financial statements (unaudited)
with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.400%
Next $4 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.330
For the six months ended January 31, 2023, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of January 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.83%
Class C	1.58
Class R6	0.40
Administrator Class	0.75
Institutional Class	0.50

26  |  Allspring Large Company Value Fund

Notes to financial statements (unaudited)
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended January 31, 2023, Allspring Funds Distributor received $1,125 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended January 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended January 31, 2023 were $451,769,206 and $452,526,899, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of January 31, 2023, the Fund did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the six months ended January 31, 2023, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $5,954,887 in long futures contracts during the six months ended January 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the six months ended January 31, 2023, there were no borrowings by the Fund under the agreement.

Allspring Large Company Value Fund  |  27

Notes to financial statements (unaudited)
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28  |  Allspring Large Company Value Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Large Company Value Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Allspring Large Company Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Large Company Value Fund  |  31

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32  |  Allspring Large Company Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-02092023-8t5hzljs 03-23
SAR3325 01-23

Semi-Annual Report
January 31, 2023
Allspring
Discovery All Cap Growth Fund

The views expressed and any forward-looking statements are as of January 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Discovery All Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Discovery All Cap Growth Fund for the six-month period that ended January 31, 2023. Globally, stocks and bonds experienced heightened volatility through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the six-month period, stocks and bonds had mixed results, with non-U.S. equities––both developed market and emerging market––outperforming U.S. stocks overall. Bonds––both U.S. and non-U.S.––struggled to cope with sustained aggressive interest rate increases. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.44%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.63%, while the MSCI EM Index (Net) (USD)3 gained 4.92%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 0.73%, and the ICE BofA U.S. High Yield Index7 returned 1.27%.
The Russia-Ukraine war, high inflation, and central bank rate hikes rocked markets
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“August was yet another broadly challenging month for financial markets, with more red ink flowing.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Discovery All Cap Growth Fund

Letter to shareholders (unaudited)
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, expectations grew regarding an impending easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, with a 10.6% annual increase in October, Germany’s producer prices decreased 4.2% annually, signaling a possible decline in inflationary pressures. Meanwhile, U.S. inflation continued to moderate, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
The year 2023 began with a broad rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many additional rate hikes it will announce before reaching the peak (“terminal”) rate, expected to be above 5%. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Discovery All Cap Growth Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Discovery All Cap Growth Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡

Average annual total returns (%) as of January 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKOAX)	4-29-1968	-26.24	5.54	10.37	-21.74	6.80	11.02	1.26	1.26
Class C (EKOCX)	8-2-1993	-23.30	6.07	10.39	-22.30	6.07	10.39	2.01	2.01
Class R (EKORX)	10-10-2003	–	–	–	-21.92	6.54	10.75	1.51	1.51
Administrator Class (EOMYX)	1-13-1997	–	–	–	-21.60	6.98	11.24	1.18	1.10
Institutional Class (EKONX)	7-30-2010	–	–	–	-21.41	7.24	11.52	0.93	0.85
Russell 3000® Growth Index[3]	–	–	–	–	-15.48	10.78	14.18	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.26% for Class A, 2.01% for Class C, 1.51% for Class R, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Discovery All Cap Growth Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of January 31, 2023[1]
Microsoft Corporation	9.76
Amazon.com Incorporated	6.10
Alphabet Incorporated Class A	5.76
Visa Incorporated Class A	5.60
UnitedHealth Group Incorporated	2.99
Cadence Design Systems Incorporated	2.61
Waste Connections Incorporated	2.30
The Home Depot Incorporated	2.25
Chipotle Mexican Grill Incorporated	2.22
MercadoLibre Incorporated	2.07
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of January 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Discovery All Cap Growth Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2022 to January 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2022	Ending account value 1-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 949.16	$ 6.19	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$ 6.41	1.26%
Class C
Actual	$1,000.00	$ 945.76	$ 9.86	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$10.21	2.01%
Class R
Actual	$1,000.00	$ 948.09	$ 7.41	1.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$ 7.68	1.51%
Administrator Class
Actual	$1,000.00	$ 949.93	$ 5.41	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$ 5.60	1.10%
Institutional Class
Actual	$1,000.00	$ 951.16	$ 4.18	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$ 4.33	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Discovery All Cap Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Common stocks: 97.42%
Communication services: 11.26%
Entertainment: 3.04%
Spotify Technology SA †	86,900	$ 9,795,368
Warner Music Group Corporation Class A	281,400	10,257,030
		20,052,398
Interactive media & services: 8.22%
Alphabet Incorporated Class A †	384,140	37,968,398
Alphabet Incorporated Class C †	35,400	3,535,398
Match Group Incorporated †	122,132	6,609,784
ZoomInfo Technologies Incorporated †	214,400	6,052,512
		54,166,092
Consumer discretionary: 17.37%
Auto components: 1.31%
Aptiv plc †	76,300	8,628,767
Automobiles: 1.73%
Ferrari NV	45,200	11,359,212
Hotels, restaurants & leisure: 2.22%
Chipotle Mexican Grill Incorporated †	8,900	14,652,782
Internet & direct marketing retail: 8.62%
Amazon.com Incorporated †	389,980	40,218,637
Doordash Incorporated †	51,500	2,982,880
MercadoLibre Incorporated †	11,542	13,639,066
		56,840,583
Specialty retail: 2.25%
The Home Depot Incorporated	45,713	14,818,783
Textiles, apparel & luxury goods: 1.24%
lululemon athletica Incorporated †	26,700	8,193,696
Financials: 5.27%
Capital markets: 3.33%
Intercontinental Exchange Incorporated	100,730	10,833,512
MarketAxess Holdings Incorporated	30,563	11,120,348
		21,953,860
Insurance: 1.94%
Progressive Corporation	94,000	12,816,900
Health care: 13.80%
Health care equipment & supplies: 6.28%
Align Technology Incorporated †	30,534	8,235,936
DexCom Incorporated †	120,600	12,915,054
Edwards Lifesciences Corporation †	96,900	7,432,230
Intuitive Surgical Incorporated †	52,200	12,825,018
		41,408,238
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  9

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Health care providers & services: 4.53%
Centene Corporation †	132,800	$ 10,124,672
UnitedHealth Group Incorporated	39,469	19,702,530
		29,827,202
Life sciences tools & services: 2.99%
Bio-Techne Corporation	95,100	7,575,666
Illumina Incorporated †	24,200	5,183,640
Waters Corporation †	21,200	6,965,896
		19,725,202
Industrials: 8.04%
Commercial services & supplies: 2.30%
Waste Connections Incorporated	114,198	15,176,914
Machinery: 1.84%
Deere & Company	28,700	12,135,508
Professional services: 1.86%
Equifax Incorporated	55,200	12,265,440
Road & rail: 2.04%
Union Pacific Corporation	65,757	13,426,922
Information technology: 37.98%
Communications equipment: 2.06%
Motorola Solutions Incorporated	52,900	13,595,829
Electronic equipment, instruments & components: 3.27%
Teledyne Technologies Incorporated †	28,100	11,921,706
Zebra Technologies Corporation Class A †	30,500	9,643,490
		21,565,196
IT services: 12.36%
Adyen NV ADR †	618,600	9,303,744
Fiserv Incorporated †	97,340	10,384,231
Globant SA †	25,500	4,135,590
MongoDB Incorporated †	24,100	5,162,461
PayPal Holdings Incorporated †	116,238	9,472,235
Snowflake Incorporated Class A †	38,900	6,085,516
Visa Incorporated Class A	160,499	36,948,475
		81,492,252
Semiconductors & semiconductor equipment: 2.09%
Advanced Micro Devices Incorporated †	96,900	7,282,033
Monolithic Power Systems Incorporated	15,200	6,483,712
		13,765,745
Software: 18.20%
Atlassian Corporation Class A †	41,800	6,755,716
Bill.com Holdings Incorporated †	59,900	6,925,638
Cadence Design Systems Incorporated †	94,100	17,204,303
Crowdstrike Holdings Incorporated Class A †	56,400	5,972,760
Datadog Incorporated Class A †«	69,700	5,214,257
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Discovery All Cap Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Software (continued)
Microsoft Corporation	259,750	$ 64,368,648
ServiceNow Incorporated †	29,700	13,517,361
		119,958,683
Materials: 2.00%
Chemicals: 2.00%
The Sherwin-Williams Company	55,762	13,192,732
Real estate: 1.70%
Equity REITs: 1.70%
SBA Communications Corporation	37,600	11,187,128
Total Common stocks (Cost $396,552,568)		642,206,064

		Yield
Short-term investments: 3.50%
Investment companies: 3.50%
Allspring Government Money Market Fund Select Class ♠∞		4.16%	17,871,661	17,871,661
Securities Lending Cash Investments LLC ♠∩∞		4.38	5,217,074	5,217,074
Total Short-term investments (Cost $23,088,695)				23,088,735
Total investments in securities (Cost $419,641,263)	100.92%			665,294,799
Other assets and liabilities, net	(0.92)			(6,055,801)
Total net assets	100.00%			$659,238,998

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  11

Portfolio of investments—January 31, 2023 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$12,712,088	$84,412,834	$(79,253,261)	$0	$ 0	$ 17,871,661	17,871,661	$ 207,395
Securities Lending Cash Investments LLC	0	13,739,200	(8,522,166)	0	40	5,217,074	5,217,074	15,643 #
				$0	$40	$23,088,735		$223,038

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Discovery All Cap Growth Fund

Statement of assets and liabilities—January 31, 2023 (unaudited)

Assets
Investments in unaffiliated securities (including $5,102,344 of securities loaned), at value (cost $396,552,568)	$ 642,206,064
Investments in affiliated securities, at value (cost $23,088,695)	23,088,735
Receivable for dividends	114,017
Receivable for Fund shares sold	83,010
Receivable for securities lending income, net	864
Prepaid expenses and other assets	76,474
Total assets	665,569,164
Liabilities
Payable upon receipt of securities loaned	5,217,074
Payable for Fund shares redeemed	407,197
Management fee payable	401,852
Administration fees payable	108,853
Trustees’ fees and expenses payable	4,999
Distribution fees payable	3,470
Accrued expenses and other liabilities	186,721
Total liabilities	6,330,166
Total net assets	$659,238,998
Net assets consist of
Paid-in capital	$ 416,215,471
Total distributable earnings	243,023,527
Total net assets	$659,238,998
Computation of net asset value and offering price per share
Net assets – Class A	$ 596,170,988
Shares outstanding – Class A1	13,096,158
Net asset value per share – Class A	$45.52
Maximum offering price per share – Class A2	$48.30
Net assets – Class C	$ 4,780,283
Shares outstanding – Class C1	215,146
Net asset value per share – Class C	$22.22
Net assets – Class R	$ 3,101,489
Shares outstanding – Class R1	75,357
Net asset value per share – Class R	$41.16
Net assets – Administrator Class	$ 21,740,695
Shares outstanding – Administrator Class[1]	416,658
Net asset value per share – Administrator Class	$52.18
Net assets – Institutional Class	$ 33,445,543
Shares outstanding – Institutional Class[1]	605,833
Net asset value per share – Institutional Class	$55.21
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  13

Statement of operations—six months ended January 31, 2023 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $16,832)	$ 1,681,104
Income from affiliated securities	209,036
Total investment income	1,890,140
Expenses
Management fee	2,689,955
Administration fees
Class A	637,300
Class C	5,775
Class R	3,236
Administrator Class	14,261
Institutional Class	30,057
Shareholder servicing fees
Class A	757,369
Class C	6,848
Class R	3,845
Administrator Class	26,445
Distribution fees
Class C	20,275
Class R	3,845
Custody and accounting fees	25,448
Professional fees	20,422
Registration fees	37,205
Shareholder report expenses	36,143
Trustees’ fees and expenses	11,026
Other fees and expenses	8,794
Total expenses	4,338,249
Less: Fee waivers and/or expense reimbursements
Fund-level	(734)
Class A	(82,835)
Administrator Class	(10,851)
Institutional Class	(24,300)
Net expenses	4,219,529
Net investment loss	(2,329,389)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	5,052,923
Net change in unrealized gains (losses) on
Unaffiliated securities	(45,928,605)
Affiliated securities	40
Net change in unrealized gains (losses) on investments	(45,928,565)
Net realized and unrealized gains (losses) on investments	(40,875,642)
Net decrease in net assets resulting from operations	$(43,205,031)
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Discovery All Cap Growth Fund

Statement of changes in net assets

	Six months ended January 31, 2023 (unaudited)		Year ended July 31, 2022
Operations
Net investment loss		$ (2,329,389)		$ (8,541,967)
Net realized gains on investments		5,052,923		104,462,254
Net change in unrealized gains (losses) on investments		(45,928,565)		(409,078,683)
Net decrease in net assets resulting from operations		(43,205,031)		(313,158,396)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(54,898,486)		(121,148,916)
Class C		(866,613)		(2,406,526)
Class R		(304,370)		(676,869)
Administrator Class		(1,767,086)		(3,927,696)
Institutional Class		(2,699,274)		(11,872,753)
Total distributions to shareholders		(60,535,829)		(140,032,760)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	80,405	3,676,953	219,171	15,490,689
Class C	8,266	200,589	28,194	1,043,099
Class R	3,827	163,839	6,255	363,627
Administrator Class	3,342	174,166	11,839	836,637
Institutional Class	40,405	2,292,503	200,533	15,639,020
		6,508,050		33,373,072
Reinvestment of distributions
Class A	1,220,643	52,719,587	1,570,459	116,182,478
Class C	41,072	866,613	60,148	2,406,526
Class R	7,773	303,617	9,970	675,390
Administrator Class	34,250	1,695,061	44,622	3,731,324
Institutional Class	50,950	2,666,737	133,993	11,768,627
		58,251,615		134,764,345
Payment for shares redeemed
Class A	(861,807)	(39,938,255)	(1,343,090)	(89,808,431)
Class C	(68,455)	(1,682,087)	(173,239)	(7,232,231)
Class R	(7,469)	(322,343)	(12,968)	(761,541)
Administrator Class	(20,081)	(1,047,325)	(57,641)	(4,435,541)
Institutional Class	(605,224)	(33,625,456)	(413,787)	(29,889,860)
		(76,615,466)		(132,127,604)
Net increase (decrease) in net assets resulting from capital share transactions		(11,855,801)		36,009,813
Total decrease in net assets		(115,596,661)		(417,181,343)
Net assets
Beginning of period		774,835,659		1,192,017,002
End of period		$ 659,238,998		$ 774,835,659
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class A	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$52.95	$83.33	$64.95	$55.19	$54.77	$49.43
Net investment loss	(0.17) [1]	(0.60) [1]	(0.65)	(0.38) [1]	(0.33) [1]	(0.32) [1]
Payment from affiliate	0.00	0.00	0.00 [2]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(2.76)	(19.62)	23.40	13.24	6.56	12.57
Total from investment operations	(2.93)	(20.22)	22.75	12.86	6.23	12.25
Distributions to shareholders from
Net realized gains	(4.50)	(10.16)	(4.37)	(3.10)	(5.81)	(6.91)
Net asset value, end of period	$45.52	$52.95	$83.33	$64.95	$55.19	$54.77
Total return[3]	(5.08)%	(27.73)%	36.32% [4]	24.55%	13.89%	26.86%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.26%	1.26%	1.28%	1.28%	1.28%
Net expenses	1.26%	1.25%	1.26%	1.28%	1.28%	1.28%
Net investment loss	(0.71)%	(0.89)%	(0.90)%	(0.68)%	(0.64)%	(0.63)%
Supplemental data
Portfolio turnover rate	7%	27%	24%	23%	39%	48%
Net assets, end of period (000s omitted)	$596,171	$670,221	$1,017,512	$800,199	$714,411	$662,751

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 0.005% impact on the total return.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Discovery All Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class C	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$28.50	$49.82	$40.52	$35.83	$38.02	$36.47
Net investment loss	(0.18) [1]	(0.63) [1]	(0.72) [1]	(0.50) [1]	(0.48) [1]	(0.50) [1]
Payment from affiliate	0.00	0.00	0.23	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(1.60)	(10.53)	14.16	8.29	4.10	8.96
Total from investment operations	(1.78)	(11.16)	13.67	7.79	3.62	8.46
Distributions to shareholders from
Net realized gains	(4.50)	(10.16)	(4.37)	(3.10)	(5.81)	(6.91)
Net asset value, end of period	$22.22	$28.50	$49.82	$40.52	$35.83	$38.02
Total return[2]	(5.42)%	(28.27)%	35.74% [3]	23.61%	13.04%	25.88%
Ratios to average net assets (annualized)
Gross expenses	2.02%	1.98%	2.01%	2.03%	2.03%	2.03%
Net expenses	2.01%	1.98%	2.01%	2.03%	2.03%	2.03%
Net investment loss	(1.45)%	(1.62)%	(1.63)%	(1.42)%	(1.40)%	(1.38)%
Supplemental data
Portfolio turnover rate	7%	27%	24%	23%	39%	48%
Net assets, end of period (000s omitted)	$4,780	$6,678	$15,900	$22,077	$26,122	$62,074

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 0.62% impact on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$48.41	$77.22	$60.60	$51.82	$51.92	$47.30
Net investment loss	(0.21) [1]	(0.70) [1]	(0.76) [1]	(0.47) [1]	(0.43) [1]	(0.43) [1]
Net realized and unrealized gains (losses) on investments	(2.54)	(17.95)	21.75	12.35	6.14	11.96
Total from investment operations	(2.75)	(18.65)	20.99	11.88	5.71	11.53
Distributions to shareholders from
Net realized gains	(4.50)	(10.16)	(4.37)	(3.10)	(5.81)	(6.91)
Net asset value, end of period	$41.16	$48.41	$77.22	$60.60	$51.82	$51.92
Total return[2]	(5.19)%	(27.91)%	36.01%	24.24%	13.63%	26.53%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.49%	1.49%	1.52%	1.53%	1.53%
Net expenses	1.51%	1.49%	1.49%	1.52%	1.53%	1.53%
Net investment loss	(0.96)%	(1.13)%	(1.12)%	(0.91)%	(0.88)%	(0.88)%
Supplemental data
Portfolio turnover rate	7%	27%	24%	23%	39%	48%
Net assets, end of period (000s omitted)	$3,101	$3,448	$5,249	$4,647	$6,097	$7,494

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Discovery All Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Administrator Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$59.92	$92.83	$71.80	$60.58	$59.39	$52.99
Net investment loss	(0.15) [1]	(0.55)	(0.62)	(0.30) [1]	(0.25) [1]	(0.25) [1]
Net realized and unrealized gains (losses) on investments	(3.09)	(22.20)	26.02	14.62	7.25	13.56
Total from investment operations	(3.24)	(22.75)	25.40	14.32	7.00	13.31
Distributions to shareholders from
Net realized gains	(4.50)	(10.16)	(4.37)	(3.10)	(5.81)	(6.91)
Net asset value, end of period	$52.18	$59.92	$92.83	$71.80	$60.58	$59.39
Total return[2]	(5.01)%	(27.61)%	36.55%	24.78%	14.12%	27.07%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.16%	1.18%	1.20%	1.20%	1.20%
Net expenses	1.10%	1.09%	1.09%	1.09%	1.10%	1.10%
Net investment loss	(0.55)%	(0.73)%	(0.73)%	(0.49)%	(0.45)%	(0.45)%
Supplemental data
Portfolio turnover rate	7%	27%	24%	23%	39%	48%
Net assets, end of period (000s omitted)	$21,741	$23,917	$37,163	$28,712	$26,141	$24,140

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Institutional Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$63.03	$96.91	$74.62	$62.69	$61.10	$54.21
Net investment loss	(0.08) [1]	(0.29)	(0.40)	(0.16) [1]	(0.12) [1]	(0.11) [1]
Net realized and unrealized gains (losses) on investments	(3.24)	(23.43)	27.06	15.19	7.52	13.91
Total from investment operations	(3.32)	(23.72)	26.66	15.03	7.40	13.80
Distributions to shareholders from
Net realized gains	(4.50)	(10.16)	(4.37)	(3.10)	(5.81)	(6.91)
Net asset value, end of period	$55.21	$63.03	$96.91	$74.62	$62.69	$61.10
Total return[2]	(4.88)%	(27.44)%	36.87%	25.09%	14.39%	27.39%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.93%	0.93%	0.95%	0.95%	0.95%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.26)%	(0.49)%	(0.49)%	(0.25)%	(0.20)%	(0.20)%
Supplemental data
Portfolio turnover rate	7%	27%	24%	23%	39%	48%
Net assets, end of period (000s omitted)	$33,446	$70,572	$116,193	$90,900	$75,456	$64,792

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Discovery All Cap Growth Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery All Cap Growth Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Allspring Discovery All Cap Growth Fund  |  21

Notes to financial statements (unaudited)
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2023, the aggregate cost of all investments for federal income tax purposes was $420,197,781 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$306,248,299
Gross unrealized losses	(61,151,281)
Net unrealized gains	$245,097,018
As of July 31, 2022, the Fund had a qualified late-year ordinary loss of $4,237,579 which was recognized on the first day of the current fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

22  |  Allspring Discovery All Cap Growth Fund

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 74,218,490	$0	$0	$ 74,218,490
Consumer discretionary	114,493,823	0	0	114,493,823
Financials	34,770,760	0	0	34,770,760
Health care	90,960,642	0	0	90,960,642
Industrials	53,004,784	0	0	53,004,784
Information technology	250,377,705	0	0	250,377,705
Materials	13,192,732	0	0	13,192,732
Real estate	11,187,128	0	0	11,187,128
Short-term investments
Investment companies	23,088,735	0	0	23,088,735
Total assets	$665,294,799	$0	$0	$665,294,799
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended January 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Allspring Discovery All Cap Growth Fund  |  23

Notes to financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $3 billion	0.640
Next $2 billion	0.615
Next $2 billion	0.605
Next $4 billion	0.580
Over $16 billion	0.555
For the six months ended January 31, 2023, the management fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of January 31, 2023, the contractual expense caps are as follows:

24  |  Allspring Discovery All Cap Growth Fund

Notes to financial statements (unaudited)
Expense ratio caps
Class A	1.26%
Class C	2.01
Class R	1.51
Administrator Class	1.10
Institutional Class	0.85
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended January 31, 2023, Allspring Funds Distributor received $2,422 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended January 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended January 31, 2023 were $47,911,235 and $127,908,859, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of January 31, 2023, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net Amount
National Bank of Canada	$5,102,344	$(5,102,344)	$0
1 Collateral disclosed within this table is limited to the net transaction with the counterparty.

Allspring Discovery All Cap Growth Fund  |  25

Notes to financial statements (unaudited)
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the six months ended January 31, 2023, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26  |  Allspring Discovery All Cap Growth Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Discovery All Cap Growth Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring Discovery All Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Discovery All Cap Growth Fund  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring Discovery All Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-02142023-5wzhtmn6 03-23
SAR0419 01-23

Semi-Annual Report
January 31, 2023
Allspring Premier Large Company Growth Fund

The views expressed and any forward-looking statements are as of January 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Premier Large Company Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Premier Large Company Growth Fund for the six-month period that ended January 31, 2023. Globally, stocks and bonds experienced heightened volatility through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the six-month period, stocks and bonds had mixed results, with non-U.S. equities––both developed market and emerging market––outperforming U.S. stocks overall. Bonds––both U.S. and non-U.S.––struggled to cope with sustained aggressive interest rate increases. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.44%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.63%, while the MSCI EM Index (Net) (USD)3 gained 4.92%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.37%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -1.15%, the Bloomberg Municipal Bond Index6 gained 0.73%, and the ICE BofA U.S. High Yield Index7 returned 1.27%.
The Russia-Ukraine war, high inflation, and central bank rate hikes rocked markets
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Federal Reserve’s (Fed’s) aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“August was yet another broadly challenging month for financial markets, with more red ink flowing.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Premier Large Company Growth Fund

Letter to shareholders (unaudited)
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, expectations grew regarding an impending easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, with a 10.6% annual increase in October, Germany’s producer prices decreased 4.2% annually, signaling a possible decline in inflationary pressures. Meanwhile, U.S. inflation continued to moderate, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
The year 2023 began with a broad rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many additional rate hikes it will announce before reaching the peak (“terminal”) rate, expected to be above 5%. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Premier Large Company Growth Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Premier Large Company Growth Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA®‡, Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of January 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKJAX)	1-20-1998	-23.55	5.60	10.05	-18.89	6.87	10.70	1.13	1.11
Class C (EKJCX)	1-22-1998	-20.53	6.05	10.03	-19.53	6.05	10.03	1.88	1.86
Class R4 (EKJRX)	11-30-2012	–	–	–	-18.53	7.22	11.05	0.85	0.80
Class R6 (EKJFX)	11-30-2012	–	–	–	-18.56	7.35	11.20	0.70	0.65
Administrator Class (WFPDX)	7-16-2010	–	–	–	-18.81	6.98	10.84	1.05	1.00
Institutional Class (EKJYX)	6-30-1999	–	–	–	-18.58	7.30	11.16	0.80	0.70
Russell 1000® Growth Index	–	–	–	–	-16.02	11.22	14.53	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.11% for Class A, 1.86% for Class C, 0.80% for Class R4, 0.65% for Class R6, 1.00% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Premier Large Company Growth Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of January 31, 2023[1]
Microsoft Corporation	8.77
MasterCard Incorporated Class A	5.54
Apple Incorporated	4.12
Alphabet Incorporated Class A	3.86
Amazon.com Incorporated	3.15
Deckers Outdoor Corporation	2.32
Visa Incorporated Class A	1.96
HEICO Corporation	1.90
NVIDIA Corporation	1.80
Tradeweb Markets Incorporated Class A	1.77
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of January 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Premier Large Company Growth Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2022 to January 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2022	Ending account value 1-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 934.14	$5.41	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Class C
Actual	$1,000.00	$ 930.30	$9.05	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$9.45	1.86%
Class R4
Actual	$1,000.00	$ 934.92	$3.90	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Class R6
Actual	$1,000.00	$ 935.86	$3.17	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$ 934.78	$4.88	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Institutional Class
Actual	$1,000.00	$ 936.09	$3.42	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Premier Large Company Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Common stocks: 99.49%
Communication services: 9.10%
Entertainment: 1.98%
Liberty Media Corporation †	187,800	$ 13,296,240
Live Nation Entertainment Incorporated †	315,079	25,360,709
		38,656,949
Interactive media & services: 5.94%
Alphabet Incorporated Class A †	762,725	75,387,739
Alphabet Incorporated Class C †	273,158	27,280,289
ZoomInfo Technologies Incorporated †	473,957	13,379,806
		116,047,834
Wireless telecommunication services: 1.18%
T-Mobile US Incorporated †	155,000	23,143,050
Consumer discretionary: 14.99%
Hotels, restaurants & leisure: 2.56%
Chipotle Mexican Grill Incorporated †	15,616	25,709,870
Hilton Worldwide Holdings Incorporated	167,338	24,279,070
		49,988,940
Internet & direct marketing retail: 4.01%
Amazon.com Incorporated †	596,142	61,480,124
MercadoLibre Incorporated †	14,234	16,820,175
		78,300,299
Specialty retail: 4.77%
AutoZone Incorporated †	12,900	31,461,165
Five Below Incorporated †	18,133	3,574,558
Tractor Supply Company	106,965	24,386,950
Ulta Beauty Incorporated †	65,928	33,884,355
		93,307,028
Textiles, apparel & luxury goods: 3.65%
Deckers Outdoor Corporation †	106,058	45,337,674
lululemon athletica Incorporated †	84,866	26,043,678
		71,381,352
Consumer staples: 1.37%
Beverages: 0.15%
Monster Beverage Corporation †	28,100	2,924,648
Food & staples retailing: 1.22%
Costco Wholesale Corporation	46,555	23,796,123
Financials: 8.37%
Capital markets: 6.63%
LPL Financial Holdings Incorporated	83,200	19,728,384
MarketAxess Holdings Incorporated	25,081	9,125,722
MSCI Incorporated	34,387	18,278,754
S&P Global Incorporated	72,500	27,183,150
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  9

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Capital markets (continued)
The Charles Schwab Corporation	265,254	$ 20,535,965
Tradeweb Markets Incorporated Class A	464,110	34,594,759
		129,446,734
Insurance: 1.74%
Kinsale Capital Group Incorporated	49,321	13,732,939
Progressive Corporation	149,174	20,339,875
		34,072,814
Health care: 14.01%
Biotechnology: 4.73%
Argenx SE †	41,414	15,830,502
BioMarin Pharmaceutical Incorporated †	139,070	16,041,725
Neurocrine Biosciences Incorporated †	162,989	18,080,370
Sarepta Therapeutics Incorporated †	95,600	11,947,132
Vertex Pharmaceuticals Incorporated †	94,321	30,475,115
		92,374,844
Health care equipment & supplies: 5.44%
Boston Scientific Corporation †	675,792	31,255,380
DexCom Incorporated †	102,400	10,966,016
Hologic Incorporated †	117,700	9,577,249
Insulet Corporation †	106,549	30,613,659
Penumbra Incorporated †	95,678	23,958,728
		106,371,032
Health care providers & services: 1.24%
Humana Incorporated	18,286	9,356,946
UnitedHealth Group Incorporated	29,988	14,969,710
		24,326,656
Health care technology: 0.67%
Veeva Systems Incorporated Class A †	76,594	13,063,107
Life sciences tools & services: 1.93%
Agilent Technologies Incorporated	121,674	18,504,182
Repligen Corporation †	103,373	19,155,017
		37,659,199
Industrials: 7.53%
Aerospace & defense: 1.90%
HEICO Corporation	217,169	37,125,041
Building products: 2.49%
Advanced Drainage Systems Incorporated	225,975	22,787,317
Johnson Controls International plc	245,436	17,074,983
Trex Company Incorporated †	166,400	8,772,608
		48,634,908
Commercial services & supplies: 0.71%
Copart Incorporated †	208,674	13,899,775
Construction & engineering: 0.61%
WillScot Mobile Mini Holdings Corporation †	244,200	11,833,932
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Premier Large Company Growth Fund

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Machinery: 1.05%
Fortive Corporation	302,554	$ 20,582,749
Road & rail: 0.77%
J.B. Hunt Transport Services Incorporated	79,271	14,986,183
Information technology: 41.34%
Communications equipment: 0.62%
Arista Networks Incorporated †	96,425	12,151,479
Electronic equipment, instruments & components: 1.15%
Keysight Technologies Incorporated †	79,962	14,341,185
Mobileye Global Incorporated Class A †	212,900	8,217,940
		22,559,125
IT services: 10.01%
Block Incorporated Class A †	170,800	13,957,776
Jack Henry & Associates Incorporated	88,900	16,010,001
MasterCard Incorporated Class A	291,879	108,170,357
PayPal Holdings Incorporated †	234,065	19,073,957
Visa Incorporated Class A	166,600	38,352,986
		195,565,077
Semiconductors & semiconductor equipment: 8.10%
Allegro MicroSystems Incorporated †	272,334	10,394,989
Microchip Technology Incorporated	412,827	32,043,632
Monolithic Power Systems Incorporated	76,509	32,635,679
NVIDIA Corporation	179,785	35,124,595
NXP Semiconductors NV	117,585	21,672,091
Qualcomm Incorporated	198,149	26,395,428
		158,266,414
Software: 17.34%
Dynatrace Incorporated †	573,276	22,030,997
Fair Isaac Corporation †	27,676	18,430,832
Five9 Incorporated †	218,210	17,190,584
Intuit Incorporated	65,433	27,656,566
Microsoft Corporation	691,570	171,377,962
Oracle Corporation	246,700	21,823,082
Palo Alto Networks Incorporated †	145,494	23,081,168
Paycom Software Incorporated †	33,100	10,722,414
ServiceNow Incorporated †	58,165	26,472,636
		338,786,241
Technology hardware, storage & peripherals: 4.12%
Apple Incorporated	558,238	80,548,161
Materials: 1.56%
Chemicals: 1.56%
Linde plc	91,855	30,398,494
Real estate: 1.22%
Equity REITs: 0.29%
SBA Communications Corporation	19,274	5,734,593
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  11

Portfolio of investments—January 31, 2023 (unaudited)

	Shares	Value
Real estate management & development: 0.93%
CBRE Group Incorporated Class A †	212,500	$ 18,170,875
Total Common stocks (Cost $1,332,196,083)		1,944,103,656

		Yield
Short-term investments: 0.71%
Investment companies: 0.71%
Allspring Government Money Market Fund Select Class ♠∞		4.16%	13,836,619	13,836,619
Total Short-term investments (Cost $13,836,619)				13,836,619
Total investments in securities (Cost $1,346,032,702)	100.20%			1,957,940,275
Other assets and liabilities, net	(0.20)			(3,840,546)
Total net assets	100.00%			$1,954,099,729

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$14,233,380	$289,849,262	$(290,246,023)	$0	$0	$13,836,619	13,836,619	$411,838
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Premier Large Company Growth Fund

Statement of assets and liabilities—January 31, 2023 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $1,332,196,083)	$ 1,944,103,656
Investments in affiliated securities, at value (cost $13,836,619)	13,836,619
Cash	143
Receivable for investments sold	12,028,468
Receivable for Fund shares sold	482,129
Receivable for dividends	211,898
Prepaid expenses and other assets	163,491
Total assets	1,970,826,404
Liabilities
Payable for investments purchased	13,753,457
Payable for Fund shares redeemed	1,404,766
Management fee payable	959,038
Administration fees payable	204,246
Distribution fee payable	10,622
Trustees’ fees and expenses payable	4,320
Accrued expenses and other liabilities	390,226
Total liabilities	16,726,675
Total net assets	$1,954,099,729
Net assets consist of
Paid-in capital	$ 1,211,949,688
Total distributable earnings	742,150,041
Total net assets	$1,954,099,729
Computation of net asset value and offering price per share
Net assets – Class A	$ 872,396,571
Shares outstanding – Class A1	80,936,654
Net asset value per share – Class A	$10.78
Maximum offering price per share – Class A2	$11.44
Net assets – Class C	$ 17,467,543
Shares outstanding – Class C1	2,843,915
Net asset value per share – Class C	$6.14
Net assets – Class R4	$ 121,428
Shares outstanding – Class R4[1]	10,304
Net asset value per share – Class R4	$11.78
Net assets – Class R6	$ 745,658,105
Shares outstanding – Class R6[1]	61,574,888
Net asset value per share – Class R6	$12.11
Net assets – Administrator Class	$ 18,066,480
Shares outstanding – Administrator Class[1]	1,616,280
Net asset value per share – Administrator Class	$11.18
Net assets – Institutional Class	$ 300,389,602
Shares outstanding – Institutional Class[1]	25,014,938
Net asset value per share – Institutional Class	$12.01
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  13

Statement of operations—six months ended January 31, 2023 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $38,788)	$ 4,880,501
Income from affiliated securities	411,838
Total investment income	5,292,339
Expenses
Management fee	6,812,456
Administration fees
Class A	940,797
Class C	20,407
Class R4	48
Class R6	114,819
Administrator Class	12,739
Institutional Class	221,265
Shareholder servicing fees
Class A	1,118,008
Class C	24,196
Class R4	59
Administrator Class	24,009
Distribution fee
Class C	72,214
Custody and accounting fees	69,860
Professional fees	27,505
Registration fees	36,962
Shareholder report expenses	49,978
Trustees’ fees and expenses	11,026
Other fees and expenses	34,482
Total expenses	9,590,830
Less: Fee waivers and/or expense reimbursements
Fund-level	(406,714)
Class R4	(18)
Class R6	(114,819)
Administrator Class	(1,960)
Institutional Class	(136,163)
Net expenses	8,931,156
Net investment loss	(3,638,817)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	149,367,066
Net change in unrealized gains (losses) on investments	(300,004,407)
Net realized and unrealized gains (losses) on investments	(150,637,341)
Net decrease in net assets resulting from operations	$(154,276,158)
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Premier Large Company Growth Fund

Statement of changes in net assets

	Six months ended January 31, 2023 (unaudited)		Year ended July 31, 2022
Operations
Net investment loss		$ (3,638,817)		$ (15,412,403)
Net realized gains on investments		149,367,066		230,342,200
Net change in unrealized gains (losses) on investments		(300,004,407)		(994,308,831)
Net decrease in net assets resulting from operations		(154,276,158)		(779,379,034)
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(309,130,200)
Class C		0		(15,056,315)
Class R4		0		(291,397)
Class R6		0		(222,688,114)
Administrator Class		0		(13,378,433)
Institutional Class		0		(126,375,453)
Total distributions to shareholders		0		(686,919,912)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,008,604	10,572,818	3,310,399	50,327,381
Class C	125,459	744,350	223,387	2,029,703
Class R4	176	2,023	4,488	72,140
Class R6	2,489,322	29,398,928	8,122,366	122,467,136
Administrator Class	46,031	513,988	198,706	3,310,040
Institutional Class	1,307,594	15,155,253	5,740,987	88,249,584
		56,387,360		266,455,984
Reinvestment of distributions
Class A	0	0	19,056,650	289,089,373
Class C	0	0	1,669,149	14,554,977
Class R4	0	0	17,671	291,397
Class R6	0	0	12,933,032	219,214,894
Administrator Class	0	0	824,167	12,947,669
Institutional Class	0	0	6,622,898	111,397,139
		0		647,495,449
Payment for shares redeemed
Class A	(6,880,010)	(73,003,653)	(13,457,217)	(193,624,038)
Class C	(790,323)	(4,734,091)	(2,936,526)	(26,914,649)
Class R4	(34)	(388)	(82,779)	(1,205,111)
Class R6	(7,088,141)	(84,295,581)	(10,939,862)	(168,824,630)
Administrator Class	(314,554)	(3,469,424)	(2,451,692)	(34,510,357)
Institutional Class	(8,229,940)	(96,093,206)	(12,833,169)	(192,974,882)
		(261,596,343)		(618,053,667)
Net increase (decrease) in net assets resulting from capital share transactions		(205,208,983)		295,897,766
Total decrease in net assets		(359,485,141)		(1,170,401,180)
Net assets
Beginning of period		2,313,584,870		3,483,986,050
End of period		$1,954,099,729		$ 2,313,584,870
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class A	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.54	$19.28	$16.08	$14.19	$15.10	$15.34
Net investment loss	(0.03) [1]	(0.11) [1]	(0.13) [1]	(0.07)	(0.05)	(0.05)
Net realized and unrealized gains (losses) on investments	(0.73)	(3.54)	5.36	3.07	1.50	3.56
Total from investment operations	(0.76)	(3.65)	5.23	3.00	1.45	3.51
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$10.78	$11.54	$19.28	$16.08	$14.19	$15.10
Total return[2]	(6.59)%	(24.02)%	34.93%	22.78%	12.97%	26.54%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.13%	1.13%	1.14%	1.15%	1.15%
Net expenses	1.11%	1.10%	1.10%	1.10%	1.11%	1.11%
Net investment loss	(0.59)%	(0.75)%	(0.77)%	(0.52)%	(0.40)%	(0.34)%
Supplemental data
Portfolio turnover rate	35%	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$872,397	$1,001,892	$1,501,805	$1,178,453	$1,050,751	$1,048,632

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Premier Large Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class C	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.60	$12.85	$11.40	$10.45	$11.87	$12.86
Net investment loss	(0.04) [1]	(0.14) [1]	(0.18) [1]	(0.13) [1]	(0.12) [1]	(0.13) [1]
Net realized and unrealized gains (losses) on investments	(0.42)	(2.02)	3.66	2.19	1.06	2.89
Total from investment operations	(0.46)	(2.16)	3.48	2.06	0.94	2.76
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$6.14	$6.60	$12.85	$11.40	$10.45	$11.87
Total return[2]	(6.97)%	(24.57)%	33.80%	21.87%	12.09%	25.68%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.86%	1.87%	1.89%	1.90%	1.90%
Net expenses	1.86%	1.85%	1.86%	1.86%	1.86%	1.86%
Net investment loss	(1.34)%	(1.51)%	(1.52)%	(1.27)%	(1.14)%	(1.09)%
Supplemental data
Portfolio turnover rate	35%	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$17,468	$23,163	$58,524	$111,046	$153,404	$201,138

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R4	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.60	$20.58	$17.00	$14.89	$15.69	$15.75
Net investment loss	(0.02) [1]	(0.08) [1]	(0.09) [1]	(0.03) [1]	(0.03)	(0.00) [1,2]
Net realized and unrealized gains (losses) on investments	(0.80)	(3.81)	5.70	3.25	1.59	3.69
Total from investment operations	(0.82)	(3.89)	5.61	3.22	1.56	3.69
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$11.78	$12.60	$20.58	$17.00	$14.89	$15.69
Total return[3]	(6.51)%	(23.61)%	35.30%	23.20%	13.21%	27.06%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.85%	0.85%	0.86%	0.87%	0.87%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment loss	(0.29)%	(0.47)%	(0.47)%	(0.20)%	(0.10)%	(0.02)%
Supplemental data
Portfolio turnover rate	35%	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$121	$128	$1,457	$1,129	$3,940	$3,727

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Premier Large Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Class R6	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.94	$21.03	$17.31	$15.12	$15.87	$15.87
Net investment income (loss)	(0.01) [1]	(0.05) [1]	(0.06) [1]	(0.01)	(0.00) [1,2]	0.02 [1]
Net realized and unrealized gains (losses) on investments	(0.82)	(3.95)	5.81	3.31	1.61	3.73
Total from investment operations	(0.83)	(4.00)	5.75	3.30	1.61	3.75
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$12.11	$12.94	$21.03	$17.31	$15.12	$15.87
Total return[3]	(6.41)%	(23.64)%	35.49%	23.39%	13.40%	27.27%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.70%	0.70%	0.71%	0.71%	0.72%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	(0.13)%	(0.30)%	(0.32)%	(0.07)%	(0.02)%	0.12%
Supplemental data
Portfolio turnover rate	35%	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$745,658	$856,050	$1,179,098	$954,852	$820,383	$196,934

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Administrator Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.96	$19.82	$16.47	$14.48	$15.35	$15.52
Net investment loss	(0.03) [1]	(0.11) [1]	(0.12) [1]	(0.06) [1]	(0.04) [1]	(0.03) [1]
Net realized and unrealized gains (losses) on investments	(0.75)	(3.66)	5.50	3.16	1.53	3.61
Total from investment operations	(0.78)	(3.77)	5.38	3.10	1.49	3.58
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$11.18	$11.96	$19.82	$16.47	$14.48	$15.35
Total return[2]	(6.52)%	(23.96)%	35.02%	23.02%	13.02%	26.70%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.04%	1.05%	1.06%	1.07%	1.07%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment loss	(0.48)%	(0.68)%	(0.67)%	(0.42)%	(0.29)%	(0.22)%
Supplemental data
Portfolio turnover rate	35%	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$18,066	$22,546	$65,665	$54,341	$49,042	$57,582

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Premier Large Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended July 31
Institutional Class	Six months ended January 31, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.83	$20.90	$17.22	$15.06	$15.82	$15.84
Net investment income (loss)	(0.01) [1]	(0.06) [1]	(0.07) [1]	(0.02) [1]	0.00 [1,2]	0.01 [1]
Net realized and unrealized gains (losses) on investments	(0.81)	(3.92)	5.78	3.29	1.60	3.72
Total from investment operations	(0.82)	(3.98)	5.71	3.27	1.60	3.73
Distributions to shareholders from
Net realized gains	0.00	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$12.01	$12.83	$20.90	$17.22	$15.06	$15.82
Total return[3]	(6.39)%	(23.70)%	35.43%	23.28%	13.38%	27.17%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.80%	0.80%	0.81%	0.82%	0.82%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	(0.18)%	(0.35)%	(0.37)%	(0.12)%	0.02%	0.07%
Supplemental data
Portfolio turnover rate	35%	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$300,390	$409,806	$677,437	$648,357	$643,578	$1,043,161

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  21

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Premier Large Company Growth Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

22  |  Allspring Premier Large Company Growth Fund

Notes to financial statements (unaudited)
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2023, the aggregate cost of all investments for federal income tax purposes was $1,346,253,782 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$642,424,337
Gross unrealized losses	(30,737,844)
Net unrealized gains	$611,686,493
As of July 31, 2022 the Fund had current year deferred post-October capital losses consisting of $237,060,741 in short-term capital losses and $229,887,993 in long-term capital gains which was recognized in the first day of the current fiscal year.
As of July 31, 2022, the Fund had a qualified late-year ordinary loss $6,841,340, which was recognized on the first day of the current fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Premier Large Company Growth Fund  |  23

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 177,847,833	$0	$0	$ 177,847,833
Consumer discretionary	292,977,619	0	0	292,977,619
Consumer staples	26,720,771	0	0	26,720,771
Financials	163,519,548	0	0	163,519,548
Health care	273,794,838	0	0	273,794,838
Industrials	147,062,588	0	0	147,062,588
Information technology	807,876,497	0	0	807,876,497
Materials	30,398,494	0	0	30,398,494
Real estate	23,905,468	0	0	23,905,468
Short-term investments
Investment companies	13,836,619	0	0	13,836,619
Total assets	$1,957,940,275	$0	$0	$1,957,940,275
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended January 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the six months ended January 31, 2023, the management fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring

24  |  Allspring Premier Large Company Growth Fund

Notes to financial statements (unaudited)
Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R4	0.08
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of January 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.11%
Class C	1.86
Class R4	0.80
Class R6	0.65
Administrator Class	1.00
Institutional Class	0.70
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended January 31, 2023, Allspring Funds Distributor received $1,662 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended January 31, 2023.

Allspring Premier Large Company Growth Fund  |  25

Notes to financial statements (unaudited)
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate up to 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended January 31, 2023 were $709,002,165 and $906,050,949, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of January 31, 2023, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the six months ended January 31, 2023, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the

26  |  Allspring Premier Large Company Growth Fund

Notes to financial statements (unaudited)
normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Premier Large Company Growth Fund  |  27

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Allspring Premier Large Company Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Premier Large Company Growth Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Allspring Premier Large Company Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Premier Large Company Growth Fund  |  31

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-02092023-3jvah8n5 03-23
SAR4325 01-23

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: March 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: March 30, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: March 30, 2023